UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

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SPECIAL VALUE CONTINUATION FUND, LLC
SPECIAL VALUE CONTINUATION PARTNERS, LP

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PRELIMINARY CONSENT SOLICITATION MATERIALS
SUBJECT TO COMPLETION

March   , 2011

Dear Shareholder:

The Boards of Directors (each, a “Board”) of Special Value Continuation Fund, LLC (“SVCF”) and Special Value Continuation Partners, LP (“SVCP”) (each, a “Fund”) are soliciting your consent on behalf of the Funds. The notice of action by written consent and the joint consent solicitation statement accompanying this letter discuss in more detail each proposal for which we are requesting your consent.

As you know, the Funds are currently registered as non-diversified, closed-end management investment companies under the Investment Company Act of 1940 (the “1940 Act”). We recommend conversion (the “Conversion”) of the Funds into business development companies (“BDCs”) under the 1940 Act to be accompanied by an initial public offering of additional common shares of SVCF (the “IPO”). Upon completion of the Conversion and the IPO, SVCF will be a Delaware corporation and we anticipate that SVCF’s shares will be publicly traded on The NASDAQ Global Select Market (“NASDAQ ”). We believe that the Conversion and the IPO may benefit the Funds by increasing their size, profile, ability to transact business and make investments and ability to utilize SVCP’s existing leverage facility. These actions also may benefit current shareholders of SVCF who would wish to sell their interests after an appropriate lock-up period, if required by the underwriters of the IPO. In connection with the IPO, affiliates of Tennenbaum Capital Partners, LLC (“TCP”), the investment adviser of the Funds, will agree to a three year lock-up period for their interests in SVCF. In addition, the general partner of SVCP, SVOF/MM, LLC (the “GP”), will not earn any carried interest until January 1, 2013.

Broadly speaking, BDCs are a specialized type of closed-end investment company that invest at least 70% of their assets in securities of private and small capitalization U.S. companies that are not primarily engaged in financial businesses such as banking, insurance and dealing in securities. A comparison of registered closed-end funds and business development companies is included in the accompanying joint consent solicitation statement.

The Conversion will not affect the tax status of the Funds. SVCP will continue to be treated as a partnership and SVCF will continue to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. As a RIC, SVCF is not taxed on its income to the extent that it distributes such income each year to investors on a timely basis and satisfies other applicable tax requirements. The Funds will also continue to be treated as not holding plan assets for purposes of the Employment Retirement Income Security Act of 1976, and non-U.S. investors will continue to be subject to U.S. tax withholding on distributions only to the extent required by U.S tax law.

In preparation for the Conversion and the IPO, including compliance with applicable laws and the listing requirements for NASDAQ, we seek shareholder approval of a nominee to the Board of each Fund. At a meeting of the Boards held on January 28, 2011, each Board appointed Eric Draut as a Director effective February 1, 2011 and approved the nomination of Mr. Draut on behalf of its respective Fund (the “Board Nominee”), subject to approval by the Fund’s shareholders. The Boards have reviewed the qualifications and background of the Board Nominee and believe that his election is in your best interests.

Enclosed for your review is a joint consent solicitation statement that describes the Conversion in detail, the key changes that will be implemented in connection with the Conversion and the proposals requiring consent from shareholders to allow for the Conversion (the “Conversion Proposals”) and the election of the Board Nominee (the “Board Nominee Proposals” and together with the Conversion Proposals, the “Proposals”). Each Board has unanimously approved all of the Proposals and the various actions to be taken and urges you to consent to all the Proposals as well. Each Board has conditioned implementation of the Conversion Proposals upon shareholders approving all of the Conversion Proposals and the success of the proposed IPO, such that if not all of the Conversion Proposals are consented to by shareholders and the IPO is not successful, then none will be implemented and the Conversion and the IPO will not occur. Of course, no assurance can be given that we will be able to complete the IPO. Implementation of the Board Nominee Proposals is not conditioned on the implementation of the Conversion Proposals.

Enclosed for your vote is a consent card. It is important that you be represented in this action by written consent. Please complete, sign, date and return your consent card to us promptly by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed, postage-prepaid envelope at your earliest convenience. Your vote is very important to us. I urge you to submit your consent card as soon as possible.

If you have any questions about the Proposals, please call Elizabeth Greenwood, Secretary and Chief Compliance Officer of the Funds at (310) 566-1043.

Sincerely,

Howard M. Levkowitz
Director and President of the Funds

IMPORTANT INFORMATION FOR FUND MEMBERS AND PARTNERS

While we encourage you to read the full text of the enclosed joint consent solicitation statement, for your convenience we have provided a brief overview of the matters to be voted on.

Questions and Answers

Q:	Why am I being asked to approve the Proposals?
A:	You are being asked to vote upon the Proposals in connection with the Conversion, the IPO and the election of the Board Nominee. In determining that the Conversion is in the best interests of shareholders, the Boards considered a number of potential benefits to shareholders, including, but not limited to:
•	As a publicly traded BDC, SVCF may tap a larger pool of investment capital, providing the Funds with increased investment opportunities.
•	While structured somewhat differently, the total management and administrative compensation payable to TCP and the GP after the Conversion will be at approximately the same overall levels as the current advisory fees.
•	As a BDC with more assets, the Funds may be able to better utilize SVCP’s existing leverage facility and access other leverage options.
•	The Conversion will alleviate transfer restrictions on SVCF common shares, and should provide shareholders with increased liquidity.
•	The Conversion and the IPO will increase the Funds’ profile, which may contribute to increased investment opportunities.

To facilitate compliance with the 1940 Act and NASDAQ listing requirements, the Boards are proposing the election of Mr. Draut.

Q:	Why am I receiving the joint consent solicitation statement?
A:	You are receiving the joint consent solicitation statement and enclosed consent card because, as of March , 2011, the record date for this action by written consent, you owned membership interests or preferred limited partner interests, both of which we refer to as “shares,” in either SVCF or SVCP. Only holders of record as of the close of business on March , 2011 will be entitled to vote those shares by written consent. The joint consent solicitation statement describes in detail the issues on which we would like you, as a shareholder, to vote. It also provides you with important information about these issues to enable you to make an informed decision as to whether to vote your shares for the matters described herein.
Q:	Who is entitled to vote on each Proposal?
A:	All common shareholders of SVCF are being asked to vote on Proposals 1(a), 1(b), 2(a) and 3(a), and the preferred shareholders of SVCP are being asked to vote on the Proposals 2(b), 2(c) and 3(b) along with the shareholders of SVCF (voting SVCF’s interests in SVCP) as a single class. SVCF owns 100% of the common equity interests in SVCP. However, SVCF will “pass-through” its votes to its common shareholders and vote all of its interests in SVCP in the same proportion and the same manner as shareholders vote their shares of SVCF.

SVCF shareholders:  First, you are being asked to consent to an amendment to SVCF’s operating agreement to add a section that allows SVCF to convert from a Delaware limited liability company to a Delaware corporation with requisite shareholder approval (Proposal 1(a)). In connection with this proposal, you will also be asked to consent to the actual conversion of SVCF from a Delaware limited liability company to a Delaware corporation (Proposal 1(b)). You will be the only shareholders voting on each of these proposals. Second, you are being asked to consent to a new investment advisory agreement for each Fund, which will modify the investment management fee payable to the Funds’ investment adviser, TCP, under the current advisory agreements (Proposals 2(a) and 2(b)). Thirdly, you are being asked to consent to the amended and restated limited partnership agreement of SVCP to amend the

i

incentive distribution payable to the GP and provide SVCP with a perpetual existence (Proposal 2(c)). Only the SVCF shareholders will be voting on the proposal to consent to the new investment advisory agreement between SVCF and TCP. The SVCF shareholders will also be voting on the proposals to consent to the new investment advisory agreement between SVCP and TCP and to consent to the amended and restated limited partnership agreement of SVCP together as a single class with the preferred shareholders of SVCP. The fee changes are not expected to negatively affect shareholders of SVCF and, in fact, would have resulted in lower fees had the changes been in effect during the last two fiscal years. Finally, you are being asked to elect the Board Nominee to the Boards of SVCF and SVCP (Proposals 3(a) and 3(b)). The SVCF shareholders will be voting on the election of the Board Nominee to the Board of SVCF, and will be voting on the election of the Board Nominee to the Board of SVCP along with the preferred shareholders of SVCP.

SVCP preferred shareholders:  You are being asked to consent to a new investment advisory agreement for SVCP, which will modify the investment management fee payable to SVCP’s investment adviser, TCP, under the current advisory agreement (Proposal 2(b)). You are also being asked to consent to the amended and restated limited partnership agreement of SVCP to amend the incentive distribution payable to the GP and provide SVCP with the same perpetual existence as SVCF will have (Proposal 2(c)). The fee changes are not expected to negatively affect shareholders of SVCP and, in fact, would have resulted in lower fees had the changes been in effect during the last two years. Finally, you are being asked to elect the Board Nominee to the Board of SVCP (Proposal 3(b)). You will be voting on each of these proposals together as a single class with the shareholders of SVCF.

Q:	How did the Boards vote on the Proposals?
A:	Each Fund’s Board unanimously approved the Proposals and the Conversion. However, the Conversion Proposals will not be implemented and the Conversion will not occur unless and until all Conversion Proposals have been approved by written consent by the requisite number of shareholders of the Funds and the proposed IPO is completed.
Q:	Why did the Boards approve the Conversion Proposals and the Conversion?
A:	Each Fund’s Board examined a number of factors before unanimously approving the Conversion Proposals and the Conversion, including without limitation the potential for increased size, profile, ability to transact business and make investments, increased flexibility to utilize leverage, including SVCP’s existing leverage facility, and the prospects of remaining a registered closed-end fund as opposed to converting to a BDC. After considering the alternatives, the Boards determined that the Conversion was in the best interests of the Funds and their shareholders. Details regarding the Boards’ considerations and recommendations with respect to the Conversion Proposals and the Conversion are in the enclosed joint consent solicitation statement.
Q:	How will a consent to the Conversion Proposals affect shareholders?
A:	If all of the Conversion Proposals are approved by written consent and SVCF’s proposed IPO is completed, the Funds will convert to BDCs. BDCs are a specialized type of closed-end investment company regulated under the 1940 Act. In many regards, the regulations imposed upon BDCs are similar to those imposed upon registered closed-end funds. The main differences between BDCs and registered closed-end funds relate to the more specialized investments a BDC can make, the greater amount and types of debt a BDC can have outstanding and the ability of a BDC to issue convertible securities. As BDCs, the Funds will be required to invest at least 70% of their assets in private or small domestic companies engaged primarily in non-financial businesses as well as in cash items, U.S. Government securities and high quality short term debt securities (and will be required to offer managerial assistance to such companies). The Funds’ current portfolio satisfies these requirements. In addition, a BDC can have multiple classes of debt outstanding and can incur a greater amount of leverage in the form of debt (as opposed to preferred stock), while a registered closed-end fund can only have one class of debt outstanding. Please see Appendix A to the attached joint consent solicitation statement for a more detailed comparison.

In connection with converting to a BDC, SVCF will convert from a Delaware limited liability company to a Delaware corporation. The rights of a shareholder in SVCF as a corporation are different from their rights as a member of a limited liability company. The attached joint consent solicitation statement describes these differences. Upon conversion from a limited liability company to a corporation, owners of common limited liability company interests in SVCF will receive shares of the corporation’s common stock with an aggregate net asset value equal to the aggregate net asset value of limited liability company interests owned by the shareholder on the conversion date, less the costs of the conversion and less the amount of any cash distributed for their fractional common shares. Immediately after conversion, the net asset value per share is expected to be in the range of the public offering price of common shares of SVCF in the public offering, without regard to sales commissions that may be payable to the underwriters. Any fractional share will be paid to you in cash. Preferred limited liability company interests in SVCF will be redeemed prior to SVCF’s conversion to a corporation. Preferred partnership interests in SVCP will remain outstanding as preferred partnership interests of SVCP or be exchanged for other leverage instruments with similar economic terms.

If the IPO is completed, shareholders of SVCF who are not affiliates of SVCF will be able to sell their shares at any time without restriction following an appropriate lock-up period, if required by the underwriters of the IPO, assuming there is a willing purchaser and subject to applicable securities laws. In addition, SVCF intends to apply to have its common shares approved for listing on NASDAQ under the symbol “TCPC” and, accordingly, will be subject to the rules of NASDAQ. Shareholders of SVCF who are affiliates of TCP will agree to a three year lock-up of their shares.

Q:	How will the Funds be managed after the Conversion?
A:	The Funds’ investment objectives and core investment strategy will not change following the Conversion, except that the Funds will focus their target investment allocations more on current income producing investments and less on distressed investments. The Funds’ investment objective is to seek to achieve high total returns while minimizing losses. The Funds seek to achieve their investment objective primarily through investments in debt securities of leveraged middle-market companies. While the Funds intend to focus on leveraged loans in middle-market companies, they may make investments in debt securities of all kinds and at all levels of the capital structure, including equity interests such as preferred or common stock and warrants or options received in connection with debt investments. From time to time, the Funds may also invest in other financial instruments to hedge currency or interest rate risks or to enhance the overall return of the portfolio. The Funds expect to generate returns through a combination of contractual interest payments on debt investments, equity appreciation (through options, warrants, conversion rights or direct equity investments), and origination and similar fees. The Funds will adhere to the portfolio requirements applicable to BDCs under the 1940 Act rather than to certain restrictions applicable to them as closed-end funds. These changes are not expected to adversely affect portfolio decisions.
Q:	Will the Funds have the same investment adviser and portfolio managers after the Conversion?
A:	TCP (which has been the Funds’ investment adviser since their inception in July 2006) and the GP (which has been SVCP’s general partner since its inception) will remain the Funds’ investment adviser and SVCP’s general partner, respectively. Babson Capital Management, LLC (“Babson”), the Funds’ current co-advisor, will no longer server as co-advisor after the Conversion. Babson’s termination as co-advisor is not expected to have a material adverse effect on the Funds.

Q:	How will the Conversion affect the Fund’s expenses?
A:	The Boards do not expect the Conversion to materially increase the Funds’ annual operating expenses. Because advisory fees will be calculated on a more narrowly defined asset base, they are expected to represent a lower percentage of total assets than they would under the current agreements, based on asset levels in 2009 and 2010. Expenses associated with being a publicly traded company will likely cause some added expenses. In general though, expenses, including administrative fees, are not expected to be materially different.
Q:	What will be the U.S. federal income tax consequences of the Conversion?
A:	Neither the Funds nor their shareholders will realize any gain or loss for U.S. federal income tax purposes as a result of the Conversion, and the Conversion will not affect a shareholder’s holding period(s) or adjusted tax basis in its shares of the Funds. The Funds have accumulated capital loss carryforwards which will continue to be available to offset capital gains incurred by the Funds after the Conversion, subject to potential limitation on the use of such capital loss carryforwards. The IPO will result in a dilution of potential benefits from the capital loss carryforwards to current shareholders.
Q:	What vote is required to approve the Proposals?
A:	Each Proposal requires approval of a majority of shares entitled to vote.
Q:	If the Conversion is approved by written consent, what is the timetable for the Conversion and the IPO?
A:	If approved by written consent, the Conversion will occur at or about the time of pricing of the IPO. TCP currently anticipates that the IPO would occur in 2011, although it is subject to market conditions and regulatory approvals and no assurance can be given that the IPO, and thus the Conversion, will be completed in 2011 or at all.
Q:	How do the Boards of the Funds recommend that I vote?
A:	The Boards have reviewed the Proposals and believe that approval of all of the Proposals is in the best interests of the shareholders. The Boards have approved all of the Proposals in the joint consent solicitation statement, believe that they are in your best interests and recommend that you “CONSENT” to all of the Proposals.
Q:	Will my vote make a difference?
A:	Your vote is very important and can make a difference in the governance and management of the Funds, no matter how many shares you own. We encourage all shareholders to participate in the governance of their Funds.
Q:	Are the Funds paying for the cost of the joint consent solicitation statement?
A:	The costs associated with the joint consent solicitation statement, including the mailing and the consent solicitation costs, will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of the joint consent solicitation statement, also will be borne by the Funds.
Q:	How do I vote my shares?
A:	You may use the enclosed postage-paid envelope to mail your consent card, you may email your consent to us at investor.relations@tennenbaumcapital.com, or you may fax your consent to (310) 566-1010.

Q:	Whom do I call if I have questions?
A:	If you need more information, or have any questions about voting, please call Elizabeth Greenwood, Secretary and Chief Compliance Officer of the Funds, at (310) 566-1043.

Please vote now. Your vote is important.
To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate your voting instructions on the consent card(s), date and sign it and promptly return it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the postage-prepaid envelope provided, no matter how large or small your holdings may be. If your shares are held through a broker, you must provide voting instructions to your broker about how to vote your shares for your broker to vote your shares as you instruct. Abstentions and broker non-votes will be a vote against the Proposals.

v

PRELIMINARY CONSENT SOLICITATION MATERIALS
SUBJECT TO COMPLETION

March     , 2011

NOTICE OF ACTION BY WRITTEN CONSENT

The Boards of Directors of Special Value Continuation Fund, LLC (“SVCF”) and Special Value Continuation Partners, LP (“SVCP”) (each, a “Fund”) are soliciting your consent on behalf of the Funds in connection with proposals (the “Conversion Proposals”) to convert the Funds into business development companies (“BDCs”) under the Investment Company Act of 1940 (the “1940 Act”) to be accompanied by an initial public offering of additional common shares of SVCF (the “IPO”), and to elect the nominee to the Boards of Directors of SVCF and SVCP (the “Board Nominee Proposal” and together with the Conversion Proposal, the “Proposals”), each as more fully described in the accompanying joint consent solicitation statement.

SVCF Proposals

The following table indicates the proposals requiring your consent to facilitate SVCF’s conversion to a BDC and the class of shares solicited for each proposal.

Proposal	Description	Shares Entitled to Vote
Proposal 1	Conversion of SVCF to a Delaware Corporation.
Proposal 1(a)	Consent to an amendment to the Operating Agreement of SVCF to include ability to convert to a corporation.	Common shareholders of SVCF.
Proposal 1(b)	Consent to conversion of SVCF from a Delaware limited liability company to a Delaware corporation governed by a new certificate of incorporation.	Common shareholders of SVCF.
Proposal 2	New investment advisory agreement and compensation.
Proposal 2(a)	Consent to a new investment advisory agreement between SVCF and TCP at such time as SVCF becomes a BDC.	Common shareholders of SVCF.
Proposal 3	Election of Directors.
Proposal 3(a)	Consent to the election of Eric Draut to the Board of Directors of SVCF.	Common shareholders of SVCF.

SVCP Proposals

The following table indicates the proposals requiring your consent to facilitate SVCP’s conversion to a BDC and the class of shares solicited for each proposal.

Proposal	Description	Shares Entitled to Vote
Proposal 2	New investment advisory agreements and compensation.
Proposal 2(b)	Consent to a new investment advisory agreement between SVCP and TCP at such time as SVCP becomes a BDC.	Common and preferred shareholders of SVCP voting together as a single class.*
Proposal 2(c)	Consent to the amended and restated limited partnership agreement of SVCP to amend the incentive distributions and the termination provision.	Common and preferred shareholders of SVCP voting together as a single class.*
Proposal 3	Election of Directors.
Proposal 3(b)	Consent to the election of Eric Draut to the Board of Directors of SVCP.	Common and preferred shareholders of SVCP voting together as a single class.*

*	SVCF will “pass-through” its votes to its common shareholders and vote all of its interests in SVCP in the same proportion and the same manner as such shareholders vote their shares of SVCF. Accordingly, if you are a common shareholder of SVCF, you will be asked to consent to the SVCP Proposals on the consent card you receive in order for SVCP to vote its common shares in proportion to the votes received from SVCF shareholders.

Each Conversion Proposal is conditioned on the other and the Conversion will not take place without approval by written consent of all of the Proposals.

Your Board recommends that you “CONSENT” to all of the Proposals upon which you are being asked to vote.

Shareholders of record of each Fund as of the close of business on March   , 2011 are entitled to vote on the Proposals. Please cast your vote by promptly completing, signing, and returning the enclosed consent card by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed postage-prepaid envelope.

If you have any questions about the Proposals, please call Elizabeth Greenwood, Secretary and Chief Compliance Officer of the Funds, at (310) 566-1043.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN CONSENT EASILY AND QUICKLY BY EMAIL, FAX OR MAIL. A SELF-ADDRESSED, POSTAGE-PREPAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY!

By Order of the Board of Directors,

Howard M. Levkowitz
Director and President of the Funds

SPECIAL VALUE CONTINUATION FUND, LLC
SPECIAL VALUE CONTINUATION PARTNERS, LP

Page
JOINT CONSENT SOLICITATION STATEMENT	1
PURPOSE OF THE ACTION BY WRITTEN CONSENT	3
PROPOSAL 1 — CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION	4
INTRODUCTION	4
CONVERSION TO A CORPORATION	4
COMPARISON OF RIGHTS	6
PROPOSAL 1A: CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF SVCF TO INCLUDE ABILITY TO CONVERT TO A CORPORATION	12
PROPOSAL 1B: CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION GOVERNED BY THE NEW CERTIFICATE OF INCORPORATION	12
BOARD RECOMMENDATION	12
PROPOSAL 2 — CONSENT TO THE NEW INVESTMENT MANAGEMENT AGREEMENTS AND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT	13
INTRODUCTION	13
COMPARISON OF AGREEMENTS	14
1940 ACT REQUIREMENTS	20
BOARD CONSIDERATION	21
PROPOSAL 2A & 2B: CONSENT TO THE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE FUNDS AND TCP	24
PROPOSAL 2C: CONSENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SVCP TO AMEND THE INCENTIVE DISTRIBUTION AND PROVIDE SVCP WITH A PERPETUAL EXISTENCE	24
BOARD RECOMMENDATION	24
PROPOSAL 3 — CONSENT TO ELECT BOARD NOMINEE FOR THE FUNDS	25
INTRODUCTION	25
BIOGRAPHICAL INFORMATION	26
BOARD MEETINGS	31
COMMITTEES OF THE BOARDS OF DIRECTORS	31
COMPENSATION OF DIRECTORS	32
EQUITY SECURITIES OWNED BY DIRECTORS	32
COMPENSATION OF EXECUTIVE OFFICERS	32
INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS	32
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	32
BOARD RECOMMENDATION	33
VOTE REQUIRED FOR AN ACTION BY WRITTEN CONSENT AND MANNER OF VOTING FOR THE PROPOSALS	34

Appendices

Appendix A — Comparison of CECs and BDCs

Appendix B — Form of Certificate of Incorporation for SVCF

Appendix C — Form of By-Laws for SVCF

Appendix D — Form of New Investment Advisory Agreement for SVCF

Appendix E — Form of New Investment Advisory Agreement for SVCP

Appendix F — Form of Amended and Restated Partnership Agreement for SVCP

PRELIMINARY CONSENT SOLICITATION MATERIALS
SUBJECT TO COMPLETION

ACTION BY WRITTEN CONSENT

March     , 2011

JOINT CONSENT SOLICITATION STATEMENT

This joint consent solicitation statement (this “Consent Solicitation Statement”) is furnished in connection with the solicitation of consents by the Board of Directors (each, a “Board” and together, the “Boards,” the members of which are referred to as “Board Members”) of Special Value Continuation Fund, LLC (“SVCF”) and Special Value Continuation Partners, LP (“SVCP” and together with SVCF, the “Funds”). The consents are solicited of members and partners (individually and collectively, “shareholders”) of the Funds. For simplicity, this Consent Solicitation Statement sometimes uses the terms “we,” “us” or “our” to include both the Funds, uses the term “shares” to include limited liability company interests and common and preferred limited partner interests, and uses the term “common shares” to include common limited liability company interests and common limited partner interests.

Distribution to shareholders of this Consent Solicitation Statement and the accompanying materials will commence on or about March   , 2011.

Shareholders of record of each Fund as of the close of business on March   , 2011 (the “Record Date”) are entitled to notice of and to take action by written consent. Shareholders of the Funds are entitled to one vote for each share held. SVCF owns all the common equity interests in SVCP (“SVCP Common Shares”). SVCF will vote all of its SVCP Common Shares in the same proportion and in the same manner as the common shareholders of SVCF vote their shares. Accordingly, if you are a common shareholder of SVCF, you will receive a consent card to vote on both the SVCP proposals and the SVCF proposals.

Please promptly sign, date and return the consent card you receive by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the enclosed postage-prepaid envelope.

All properly executed consent cards received prior to the effective date of the Proposals will be voted. The effective date of the Proposals is the date on which we receive signed consents from a number of shareholders sufficient to approve the Proposals. On any matter for which a consent is solicited and a shareholder has specified a choice on that shareholder’s consent card, the shares will be voted accordingly. If a consent card is properly executed and returned and no choice is specified with respect to the Proposals, the shares will be deemed to “CONSENT” to each Proposal. Shareholders who execute consent cards may revoke them with respect to each Proposal at any time before the effective date of the Proposals by filing with the appropriate Fund a written notice of revocation (addressed to the Secretary of the appropriate Fund at the principal executive offices of the appropriate Fund at the address below).

A copy of each Fund’s Annual Report for the fiscal year ended December 31, 2010 accompanies this Consent Solicitation Statement. You may also obtain copies by emailing investor.relations@tennenbaumcapital.com, writing the Fund at 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Investor Relations or by calling Investor Relations at (310) 566-1003. Copies of annual and semi-annual reports of the Funds are also available on the EDGAR Database on the Securities and Exchange Commission’s website at www.sec.gov.

Please note that only one annual report or Consent Solicitation Statement may be delivered to two or more shareholders of the Funds who share an address, unless the Funds have received instructions to the contrary. To request a separate copy of an annual report or this Consent Solicitation Statement or for instructions as to how to request a separate copy of these documents or as to how to request a single copy if multiple copies of these documents are received, shareholders should contact the Funds at the address and phone number set forth above.

YOUR VOTE IS IMPORTANT
To avoid the wasteful and unnecessary expense of further solicitation, we urge you to indicate voting instructions on the enclosed consent card(s), and date, sign and return it promptly by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the postage-paid envelope provided, no matter how large or small your holdings may be. If you submit a properly executed consent card but do not indicate how you wish your shares to be voted, your shares will be deemed to “CONSENT” to each Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
CONSENT SOLICITATION MATERIALS

The Consent Solicitation Statement is available at www.tennenbaumcapital.com.

SUMMARY OF PROPOSALS AND SHAREHOLDERS VOTING

The following table shows the shareholders of SVCF who will be voting on each proposal:

SVCF Common
Proposal 1(a)	✓
Proposal 1(b)	✓
Proposal 2(a)	✓
Proposal 3(a)	✓

The following table shows the shareholders of SVCP who will be voting on each proposal:

	SVCP Common*	SVCP Preferred**
Proposal 2(b)	✓	✓
Proposal 2(c)	✓	✓
Proposal 3(b)	✓	✓

*	SVCF will pass through to its shareholders voting all shares of SVCP held by it.
**	SVCP Common and SVCP Preferred will vote together as a single class on Proposals 2(b), 2(c) and 3(b).

PURPOSE OF THE ACTION BY WRITTEN CONSENT

The Funds are seeking to convert (the “Conversion”) to business development companies (“BDCs”), but will not do so without obtaining shareholder approval by written consent for certain changes and taking certain other actions. The purpose of the action by written consent is to approve actions necessary or desirable to convert each Fund to a BDC and to elect an additional Director needed in order for the Funds to comply with applicable laws and The NASDAQ Global Select Market (“NASDAQ”) listing requirements after the Conversion and the initial public offering.

Voting Securities

You may vote your shares by written consent only if you were a shareholder of record at the close of business on     , 2011, the Record Date. As of the close of business on the Record Date, SVCF had 418,955.777 common limited liability company interests outstanding, no shares of its Series Z Preferred limited liability company interests (the “Series Z Preferred Shares”) outstanding and net assets of $     . As of the close of business on the Record Date, SVCP had $     of common limited partner interests outstanding and 6,700 Series A Cumulative Preferred Interests outstanding and net assets of $       . Each share is entitled to one vote, except that holders of common limited partner interests of SVCP are entitled to one vote for each 0.01% of common limited partner interests owned. SVCF owns 100% of the common limited partner interests in SVCP. However, SVCF will “pass-through” its votes to its common shareholders and vote all of its interests in SVCP in the same proportion and manner as such shareholders vote their common shares.

PROPOSAL 1 — CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION

INTRODUCTION

As part of the plan to convert SVCF into a BDC, the Board of SVCF has approved and recommends that the shareholders of SVCF consent to the conversion of SVCF to a corporation, the typical form of organization for public BDCs. To convert SVCF to a Delaware corporation in connection with SVCF’s conversion to a BDC, the shareholders of SVCF are asked to consent to Proposal 1(a), which is an amendment to the operating agreement of SVCF (the “Operating Agreement”) to include a provision that allows SVCF to convert to a Delaware corporation, and to consent to Proposal 1(b), which is to convert from a limited liability company under the laws of the State of Delaware to a corporation under the laws of the State of Delaware and be governed by SVCF’s new Certificate of Incorporation.

Conversion to a Corporation

To convert to a Delaware corporation, SVCF will file a certificate of conversion to a corporation and a certificate of incorporation with the Secretary of State of the State of Delaware. In converting from a limited liability company to a corporation, common shares of SVCF will be exchanged for shares of common stock, par value $0.001 per share (“New Common Shares”), of TCP Capital Corp. (“TCP Capital”). Holders of SVCF common shares will receive cash in exchange for fractional common shares. The aggregate net asset value of New Common Shares received by the common shareholders of SVCF will equal the aggregate net asset value of SVCF common shares held by such shareholders immediately prior to the conversion (reflecting the costs of the conversion), less the amount of any cash distributed for their fractional common shares. SVCF has called for redemption of its Series Z Preferred Shares. Consequently, upon completion of the conversion to a corporation, TCP Capital will have only New Common Shares outstanding. Shortly after the conversion to a corporation, TCP Capital will complete an initial public offering of New Common Shares (the “IPO”). In connection with the IPO, TCP and its affiliates will enter into a three year lock-up agreement with TCP Capital.

Upon completion of the Conversion, SVCP is expected to have outstanding the common limited partner interests, the general partner interest and its Series A Cumulative Preferred Interests.

After the Conversion is complete, the capital structure of SVCF is anticipated to include only common shares, and the capital structure of SVCP will include common shares, the Series A Cumulative Preferred Interests with a liquidation preference of $134 million due July 31, 2016 (the “Series A Cumulative Preferred Interests”) and its $116 million senior secured revolving credit facility (the “Senior Facility”) which matures July 31, 2014, subject to extension by the lenders at the request of SVCP.

There can be no assurance that SVCP will be able to renew, extend or replace the Senior Facility or the Series A Cumulative Preferred Interests upon maturity, or if it does, that it will be able to do so on terms that are as favorable as currently contained in the Senior Facility and the Series A Cumulative Preferred Interests. Similarly, there can be no assurance that SVCF will be able to enter into leverage facilities on terms that are as favorable to us, if at all.

Once the exchange of shares occurs, shareholders of SVCF will be subject to a new certificate of incorporation and by-laws that differ from SVCF’s current Operating Agreement and by-laws. Many of these differences are to account for the fact that TCP Capital intends to become a public company traded on The NASDAQ Global Select Market (“NASDAQ”). Below is a discussion of some of the key differences between provisions in SVCF’s current Operating Agreement and the certificate of incorporation it would adopt upon conversion to a corporation, a copy of which is attached hereto as Appendix B. Following the discussion is a table, which highlights other differences between the Operating Agreement and the certificate of incorporation and various other rights of shareholders of TCP Capital.

Perpetual existence.  As part of converting from a limited liability company to a corporation, SVCF’s certificate of incorporation will provide for a perpetual existence. Currently, SVCF’s Operating Agreement provides that SVCF will terminate its existence on July 31, 2016, subject to up to two one-year extensions if requested by TCP and approved by the holders of a majority of its shares outstanding. Generally, publicly traded BDCs have a perpetual existence in order to, among other reasons, allow them to continually turn over their portfolios and, if desirable, access the capital markets for further growth. Maintaining a limited term would provide a competitive disadvantage to SVCF because, for example, it may constrain SVCF in the coming years to shorter term investments that may provide less attractive returns. As such, the new certificate of incorporation will provide for a perpetual existence. In addition, it is the intention of SVCF to convert to a corporation as close in time to the IPO as practicable. However, if the IPO is not completed, SVCF will not convert to a corporation and shareholders will continue to hold their shares until termination of SVCF’s existence.

Free transferability.  SVCF’s new certificate of incorporation will not limit the ability of shareholders to transfer their shares. This is in contrast to SVCF’s current Operating Agreement, which includes a number of transfer restrictions for current shareholders. At present, to transfer securities of SVCF, the transferor, if requested by SVCF, is required to deliver to SVCF an opinion of counsel reasonably acceptable to SVCF that such transfer (A) would not violate the Securities Act of 1933 (the “Securities Act”) or any state blue sky laws (including any investor suitability standards) and (B) would not result in the breach of any agreement to which SVCF is a party or by which it or any of its assets are bound. Further, a transferor must demonstrate, to the reasonable satisfaction of SVCF, that the transferee is both an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Investment Advisers Act of 1940 (the “Advisers Act”). Also, SVCF must consent to the transfer in writing, among other requirements. SVCF’s new certificate of incorporation will not contain these transfer restrictions.

Annual Meetings and Election of Directors.  Since SVCF will be traded on a national securities exchange and will be a Delaware corporation, its certificate of incorporation will provide that it hold annual meetings for the election of directors. At present, SVCF does not hold annual meetings nor does it hold director elections, except to the extent required by the Investment Company Act of 1940 (the “1940 Act”). The first annual meeting for TCP Capital is expected to be prior to the 13 month anniversary of its conversion to a Delaware corporation.

Rights of shareholders.

Upon conversion of SVCF to a Delaware corporation, the rights of SVCF common shareholders who become holders of New Common Shares, and who previously were governed by the Delaware Limited Liability Company Act, its Certificate of Formation and Operating Agreement, will be governed by the Delaware General Corporation Law, the Certificate of Incorporation of TCP Capital and the by-laws of TCP Capital. While there are similarities between the organizational documents of SVCF and TCP Capital, a number of differences will exist. The following is a summary of the material differences between the rights that TCP Capital shareholders will have upon conversion of SVCF to a Delaware corporation and the current rights of SVCF shareholders. While SVCF believes that this summary covers the material differences in rights, this summary may not contain all of the information that is important to you. This summary is not intended to be a complete discussion of the respective rights that TCP Capital shareholders will have upon approval by written consent of all the Proposals in this Consent Solicitation Statement and completion of SVCF’s conversion into a Delaware corporation and the rights that SVCF shareholders currently have, and it is qualified in its entirety by reference to Delaware law, and the various organizational documents of TCP Capital and SVCF referenced in this summary. In addition, the identification of certain of the differences as material is not intended to indicate that other differences that are equally important do not exist. You should carefully read this entire Consent Solicitation Statement and the other documents referenced in this Consent Solicitation Statement for a more complete understanding of the differences between being a TCP Capital shareholder and being a shareholder of SVCF. A copy of the Certificate of Incorporation of TCP Capital and by-laws are attached hereto as Appendix B and Appendix C, respectively.

Comparison of Rights

Subject	SVCF	TCP Capital
Authorized Stock	The interest of the members currently outstanding is 418,955.777 shares of membership interest, par value $0.001 per share, as of the Record Date. The Operating Agreement authorizes the issuance of an unlimited number of shares.	TCP Capital is authorized to issue 300,000,000 shares of stock of which TCP Capital has the authority to issue 200,000,000 shares of common stock, par value $0.001 per share, and 100,000,000 shares of preferred stock, par value $0.001 per share. The number of authorized shares of stock of any series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the board of directors.
Voting Rights	Members have no power to vote on any matter except matters on which a vote of shares is required by or pursuant to the 1940 Act, a statement of preferences, the Operating Agreement, the by-laws or any resolution of the directors. However, if a vote is required, (i) the affirmative vote of a plurality (or, if provided by the by-laws, a majority) of the shares present in person or represented by proxy and entitled to vote for the election of any director or directors will be the act of such members with respect to the election of such director or directors, (ii) the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on any other matter who vote on such matter will be the act of the members with respect to such matter, and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the shares of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter who vote on such matter will be the act of the members of such class or classes or series or series with respect to such matter.

Furthermore, certain other matters require a unanimous vote such as (i) the requirement of capital contributions in excess of the initial capital contributions made by members and (ii) amendments to the Operating Agreement that adversely affect distributions to members.	In all matters other than the election of directors, the affirmative vote of a majority of shares present in person or represented by proxy at the meeting and entitled to vote on the subject matter will be the act of the shareholders.

Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.

Subject	SVCF	TCP Capital
Quorum	The holders of one-third of the outstanding shares of SVCF on the record date present in person or by proxy.	The holders of the proportion set forth in the by-laws (initially one-third of the outstanding shares of TCP Capital on the record date present in person or by proxy).
Term	SVCF’s term expires on July 31, 2016, subject to up to two one-year extensions if requested by the SVCF and approved by the holders of a majority of the common shares and preferred shares.	TCP Capital will have a perpetual existence.
Board of Directors	The board of directors will be not less than three, the exact number to be determined by the board of directors.	TCP Capital’s certificate of incorporation and by-laws provide that the authorized number of directors of TCP Capital will be not less than two and no more than nine, the exact number within such range to be determined by the board of directors.
Election of Directors	The Board is not classified and directors generally serve until their successors are elected and qualified. Subject to the 1940 Act, directors may be appointed by a majority of the board of directors to fill vacancies.	TCP Capital will hold elections annually and the directors will generally serve until their successors are elected and qualified. Subject to the 1940 Act, directors may be appointed by a majority of the board of directors to fill vacancies. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors.
Removal of Directors	Subject to the rights of the preferred shares with respect to directors elected solely by the preferred shares pursuant to the 1940 Act, any independent director may be removed (provided that the aggregate number of directors after such removal will not be less than three) without cause at any time by the act of two-thirds of the remaining directors, and any director may be removed without cause by vote of not less than two-thirds of the aggregate number of shares entitled to vote in the election of such director, specifying the date when such removal will become effective.	Any director may be removed for cause from office by the action of the holders of at least seventy-five percent (75%) of the then outstanding shares of TCP Capital’s capital stock entitled to vote for the election of the respective director.
Annual and Special Meeting	SVCF may, but is not required to, hold annual meetings of the holders of any class or series of shares. An annual or special meeting of members may be called at any time only by the directors or by members in accordance with the requirements of the 1940 Act applicable to trusts.	TCP Capital will hold annual meetings of shareholders and special meetings of the shareholders may be called only by the chairman, vice-chairman, chief executive officer or president or by a resolution duly adopted by a majority of the members of the board of directors.

Subject	SVCF	TCP Capital
The directors may call a special meeting of members of SVCF at the request of not less than two common members who, in the aggregate, beneficially own common shares representing at least 20% of the issued and outstanding common shares of SVCF (reduced by the common shares issued to affiliated persons of the Fund totaling 11.4% of the issued and outstanding common shares).
Shareholder Action by Written Consent	Any action that may be taken at a meeting of the members may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by members owning not less than the minimum percentage of the shares of the members that would be necessary to authorize or take such action at a meeting at which all the members were present and voted, and notice of the action taken is provided to each member.	The certificate of incorporation will not provide for shareholder action by written consent.
Transfer Restrictions	The common shares may not be transferred unless: (i) the transferor, if requested by SVCF, has delivered to SVCF an opinion of counsel reasonably acceptable to SVCF that such transfer (A) would not violate the Securities Act or any state blue sky laws (including any investor suitability standards) and, (B) would not result in the breach of any agreement to which SVCF is a party or by which it or any of the assets are bound; (ii) the transferor has demonstrated to the reasonable satisfaction of SVCF that the transferee is both an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act; (iii) SVCF has received a notice of transfer signed by both the transferor and transferee in a predetermined form; and (iv) SVCF consents in writing to such transfer.	None other than those imposed by applicable securities laws.

Subject	SVCF	TCP Capital
Liquidation Rights	Upon liquidation, SVCF will make distributions in cash, in kind, or partly in cash and partly in kind as the investment manager, under the supervision of the board of directors, may, in its sole discretion, determine; provided, however, that any distribution made partly in cash and partly in kind will be pro rata among the members in proportion to their interests to the extent reasonably practicable and if not reasonably practicable, in such non-pro rata manner as is determined by the investment manager, under the supervision of the board of directors, to be fair and equitable; provided, further, that the investment manager will use reasonable efforts to make all distributions in kind, if any, in the form of freely tradable securities.	In the event of a dissolution, liquidation or winding up of the affairs of TCP Capital, holders of common shares will be entitled, unless otherwise provided by law or the Certificate of Incorporation, to receive, after payment of all of the liabilities of TCP Capital and redemption or other retirement of any of preferred shares of TCP Capital, or after money sufficient therefore will have been set aside, all of the remaining assets of SVCF of whatever kind available for distribution to common shareholders ratably in proportion to the number of common shares held by them respectively.
Liability of Directors	Except as otherwise provided by law, the directors will not be obligated personally for any debt, obligation or liability of SVCF solely by reason of being a director of SVCF, and the debt, obligations and liabilities of SVCF, whether arising in contract, tort or otherwise, will be solely the debts, obligations and liabilities of SVCF.	No director will be personally liable to TCP Capital or any of its shareholders for monetary damages for breach of fiduciary duty as a director, except that such provision will not protect against liability (i) for any breach of the director’s duty of loyalty to TCP Capital or its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.

Subject	SVCF	TCP Capital
Indemnification	SVCF is obligated to fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of SVCF’s directors or officers; provided, however, that, except for proceedings to enforce rights to indemnification, SVCF is not obligated to indemnify any director or officer in connection with a proceeding initiated by such person unless such proceeding was authorized or consented to by SVCF’s board of directors. So long as SVCF is regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

	SVCF has obtained liability insurance for its officers and directors.	TCP Capital will have the same indemnification provisions as SVCF and carry liability insurance for our officers and directors as appropriate for a publicly listed company.

Subject	SVCF	TCP Capital
Amendments to Governing Documents	See Voting Rights above regarding amendments to the Operating Agreement. The board of directors may adopt and from time to time amend or repeal by-laws for the conduct of the business of SVCF.	Amendments to certain material sections of the Certificate of Incorporation of TCP Capital will require either (i) the holders of at least eighty percent (80%) of the then outstanding shares of TCP Capital’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of at least a majority of the then outstanding shares of each affected class or series of SVCF’s capital stock, voting separately as a class or series. For purposes of the Certificate of Incorporation, a “continuing director” is a director who (x) (A) has been a director of the corporation for at least twelve months and (B) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with SVCF or (y) (A) is a successor to a continuing director, (B) who was appointed to the board of directors by at least a majority of the continuing directors and (C) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with SVCF.

The board of directors may amend or repeal the by-laws or adopt new by-laws at any time. Shareholders may amend or repeal the by-laws or adopt new by-laws with the affirmative vote of eighty percent (80%) of the then outstanding shares.
Dissenters’ and Appraisal Rights	None.	Each shareholder will have dissenters’ and appraisal rights provided under the Delaware General Corporation Law.
Anti-Takeover Statutes	Neither the Delaware Limited Liability Company Act nor the Operating Agreement contains anti-takeover, “business combination” or “interested shareholder” limitations.	Subject to certain exceptions, the certificate of incorporation will prohibit certain transactions with “Principal Shareholders,” including, but not limited to, merger, consolidation and asset sale transactions with any Principal Shareholder. A Principal Shareholder is any person which is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the outstanding shares of the corporation and includes any affiliate or associate of such person.

PROPOSAL 1A: CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF SVCF TO INCLUDE ABILITY TO CONVERT TO A CORPORATION

Proposed Amendment to Operating Agreement.  The proposed amendment to SVCF’s Operating Agreement is as follows:

A new Section 10.11 will be added to the Operating Agreement, which will read as follows:

“The Company may convert from a limited liability company under the laws of the State of Delaware to a corporation under the laws of the State of Delaware with the affirmative vote of not less than a majority of the outstanding Shares.”

PROPOSAL 1B: CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION GOVERNED BY THE NEW CERTIFICATE OF INCORPORATION

The Board asks that you consent to, pursuant to Section 10.11 of the Operating Agreement, the conversion of SVCF from a Delaware limited liability company to a Delaware corporation governed by the new Certificate of Incorporation, subject to the approval of all the Proposals and the completion of the IPO.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS CONSENT TO THE PROPOSED AMENDMENT TO SVCF’S OPERATING AGREEMENT TO INCLUDE THE ABILITY TO CONVERT TO A CORPORATION AND CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION GOVERNED BY THE NEW CERTIFICATE OF INCORPORATION.

PROPOSAL 2 — CONSENT TO THE NEW INVESTMENT MANAGEMENT AGREEMENTS AND AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT

INTRODUCTION

TCP has served as our investment adviser pursuant to investment advisory agreements between each Fund and TCP (the “Current Advisory Agreements”) since the Funds commenced operations. The Current Advisory Agreements were last approved on May 5, 2010. For the fiscal year ended 2010, the Funds paid TCP $6,787,188 in management and advisory fees. In addition, incentive compensation is payable to SVOF/MM, LLC (the “GP”) in certain circumstances pursuant to SVCP’s limited partnership agreement (the “Limited Partnership Agreement”) or to TCP pursuant to the investment advisory agreements of the Funds. For the fiscal years ended 2009 and 2010, neither Fund paid any incentive compensation.

As part of the Conversion, the fee structure in the Current Advisory Agreements and the Limited Partnership Agreement will be modified to conform in several respects to a fee structure similar to that of other BDCs. The fee structure changes are not expected to negatively affect shareholders of SVCF or SVCP and, in fact, would have resulted in lower fees had the changes been in effect during the last two fiscal years. As described in more detail below, TCP currently receives a management fee equal to 1% of total available capital, whether or not such capital is being utilized. Investment managers of BDCs typically receive a management fee of 1.5% to 2.0% on total assets. In addition, the GP currently is entitled to receive 20% of distributions of realized and unrealized net income and gain after an 8% preferred return to investors, with a catch-up. Investment managers of BDCs typically receive incentive compensation divided into two parts: (1) 20% of all ordinary income, subject to a hurdle rate, which is usually 7% to 8%, payable quarterly and measured against net assets at the beginning of the relevant quarter using a pre-incentive fee net investment income concept and (2) 20% of all cumulative realized capital gains in excess of cumulative realized capital loss and net unrealized capital depreciation, payable annually.

As described in more detail below, upon converting to a BDC, the Funds and TCP will adopt a compensation structure consisting of (1) a management fee of 1.5% of total assets (other than cash and cash equivalents), and (2) an incentive compensation component computed separately with respect to ordinary income and capital gains, each of which, unlike most BDCs, will be subject in its entirety to a total return limitation similar to the current Fund structure. In addition, unlike most BDCs, the total return limitation will be measured against contributed common equity instead of against the then current net asset value. Because the New Base Management Fee (as defined below) is calculated on a more narrowly defined asset base, it would be in effect significantly lower than the Current Management Fee (as defined below), based on asset levels in 2009 and 2010.

No incentive compensation will be incurred until January 1, 2013. Beginning January 1, 2013, the new incentive compensation will equal the sum of (1) 20% of all ordinary income since that date and (2) 20% of all net realized capital gains (net of any net unrealized capital depreciation) since that date, with each component being subject to a total return limitation of 8% of contributed common equity. The new incentive compensation initially will be payable to the GP by SVCP pursuant to SVCP’s Amended and Restated Limited Partnership Agreement (the “Amended and Restated Limited Partnership Agreement”). If SVCP is terminated or for any other reasons incentive compensation is not paid by SVCP, it would be paid pursuant to the New Advisory Agreement (as defined below) between SVCF and TCP. Also, upon election of BDC status, SVCF will terminate the Co-Management Agreement among SVCF, TCP and Babson and SVCP will terminate the Co-Management Agreement with SVCP, TCP and Babson (collectively, the “Co-Management Agreements”), and, as a consequence, Babson will no longer be a co-advisor of the Funds. Babson’s fees are paid by TCP and the GP and not by the Funds. As a consequence, Babson’s termination as co-advisor will not affect the level of compensation paid by the Funds.

As part of converting SVCP to a BDC, the Amended and Restated Limited Partnership Agreement will extend the term of SVCP to the same perpetual existence as SVCF will have upon its conversion to a Delaware corporation. Pursuant to the Amended and Restated Limited Partnership Agreement, after July 31, 2016, SVCP may be dissolved upon approval of eighty percent of the Board, subject to any requirements under the 1940 Act. Currently, SVCP is scheduled to terminate its existence on July 31, 2016, subject to up to two one-year extensions with shareholder approval. If the IPO is not completed, SVCP will not adopt the Amended and Restated Limited Partnership Agreement and shareholders will continue to hold their shares until termination of SVCP’s existence.

A joint meeting of our Boards was held on December 17, 2010, for the purpose of considering the new investment advisory agreements between each Fund and TCP as described below (each a “New Advisory Agreement” and together, the “New Advisory Agreements”) and the revised incentive distribution provisions as part of SVCPs Amended and Restated Limited Partnership Agreement (the “New Incentive Entitlements”). At this meeting, our Boards unanimously approved the continued retention of TCP as each Fund’s investment adviser and the GP as SVCP’s general partner in connection with our conversion to a BDC. Our Boards also, in accordance with Section 5(a) of the Co-Management Agreement, unanimously approved the termination of Babson as co-advisor of the Funds, conditioned upon shareholder approval by written consent of all the Conversion Proposals in this Consent Solicitation Statement and effective upon each Fund’s conversion to a BDC. Our Boards, including all of the members that are not “interested persons” of Funds (as defined in Section 2(a)(19) of the 1940 Act (the “Independent Directors”)), have approved the New Advisory Agreements and the New Incentive Entitlements. The New Advisory Agreements and New Incentive Entitlements will become effective upon the conversion of the Funds to BDCs and will remain in effect for an initial two-year period, unless terminated sooner. Thereafter, if not terminated, the New Advisory Agreements and New Incentive Entitlements will be subject to annual approval by each Board. In approving the New Advisory Agreements and the New Incentive Entitlements, the Boards considered, among other things, (1) the nature, extent and quality of services provided by TCP; (2) the investment performance of the Funds and TCP; (3) the cost of the services provided and profits realized by TCP from the relationship with the Funds; and (4) the extent to which economies of scale would be realized as Funds grow and whether fee levels would reflect such economies of scale.

COMPARISON OF AGREEMENTS

Management Fee.  Under the Current Advisory Agreements, TCP is paid management fees of 1.00% per year of the “Management Fee Capital” (the “Current Management Fee”). The Management Fee Capital consists of (i) the aggregate value of the net assets of the Funds attributable to the SVCF common shares as of July 31, 2006 (the “Initial Net Assets”), regardless of whether SVCF distributes or repurchases common shares in respect of such amount, (ii) the maximum amount available to be borrowed by Funds under the 1940 Act in respect of the Initial Net Assets, regardless of whether the Funds have any borrowings outstanding under the Senior Facility, and (iii) the maximum aggregate liquidation preference of preferred securities the Funds would be authorized to issue under the 1940 Act based upon the total amount of the Initial Net Assets and assuming that the Funds have borrowed the maximum amount available to be borrowed under the Senior Facility, regardless of whether the Funds have issued such preferred securities. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, the Management Fee Capital will be reduced to equal the sum of the Initial Net Assets, regardless of whether SVCF has made distributions or repurchased common shares in respect of such amount, plus the aggregate liquidation preference of preferred stock then outstanding, thereby reducing the amounts on which the Current Management Fee is paid. At such time as all borrowings under the Senior Facility have been repaid and no further borrowings are permitted thereunder, and no more than $1,000,000 in liquidation preference of preferred stock remains outstanding, Management Fee Capital will be further reduced to equal the Initial Net Assets, regardless of whether SVCF has made distributions or repurchased common shares in respect of such amount, thereby further reducing the amounts on which the Current Management Fee is paid.

The New Advisory Agreements will include a base management fee (the “New Base Management Fee”) that will be payable to TCP. The New Base Management Fee will be calculated at an annual rate of 1.5% of SVCF’s total assets (excluding cash and cash equivalents) payable quarterly in arrears. For purposes of calculating the New Base Management Fee, “total assets” is determined without deduction for any borrowings or other liabilities. For the first calendar quarter (or portion thereof) of our operations as a BDC, the New Base Management Fee will be calculated based on the initial value of our total assets (excluding cash and cash equivalents) as of a date as close as practicable to the date on which the Funds convert to BDCs. Beginning with SVCF’s second calendar quarter of operations as a BDC, the New Base Management Fee will be calculated based on the value of our total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The New Base Management Fee for any partial quarter will be appropriately pro rated.

Incentive Compensation.  SVCP currently allocates and pays to the GP (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the Fund’s common shares exceed an 8% annual weighted average return on undistributed capital attributable to the aggregate cost basis of the membership interests in the two funds that contributed all of their assets to SVCP on its formation (collectively, the “Predecessor Funds”) redeemed in exchange for the common shares (the “Hurdle”) until the GP has received from SVCP an amount equal to 25% of the aggregate cumulative distributions of net realized and unrealized income and gain to the holders of the common shares, and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the common shares) such that after receipt thereof the GP will have received from SVCP an amount equal to 20%, and the holders of the common shares will have received 80%, of the incremental aggregate distributions of net realized and unrealized income and gain in excess of SVCP’s cost basis to the holders of the common shares and to the GP. Such amounts allocable and payable to the GP are referred to herein as the “Old Incentive Compensation.” The Old Incentive Compensation is not consistent with a special provision of the Advisers Act applicable to certain compensation from BDCs, which requires that the portion of any compensation provided by a BDC to an investment adviser on the basis of capital appreciation not exceed 20% of the realized capital gains of a BDC over a specified period or as of definite dates, computed net of all realized capital losses and unrealized capital depreciation. Under the Old Incentive Compensation, SVCP may allocate and pay to the GP unrealized capital appreciation. The incentive compensation in the New Advisory Agreements and the Amended and Restated Limited Partnership Agreement, described below, have been designed to comply with this special provision of the Advisers Act.

The incentive compensation will be payable as a distribution to the GP pursuant to the Amended and Restated Limited Partnership Agreement, unless SVCP is terminated or incentive compensation is for other reasons not paid pursuant to the Amended and Restated Limited Partnership Agreement, in which case such incentive compensation will be payable to TCP through SVCF’s New Advisory Agreement.

Under the New Advisory Agreements and the Amended and Restated Limited Partnership Agreement, no incentive compensation will be incurred until after January 1, 2013. Upon coming into effect, the incentive compensation will have two components, an ordinary income component and a capital gains component. Each component will be payable or distributable quarterly in arrears (or upon termination of TCP as the investment manager or the GP as the general partner of SVCP, as of the termination date) beginning January 1, 2013 and calculated as follows:

Each of the two components of incentive compensation is separately subject to a total return limitation. Thus, notwithstanding the following provisions, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation if the cumulative total return does not exceed an 8% annual return on daily weighted average contributed common equity. If such cumulative total return does exceed 8%, we will not be obligated to pay or distribute any ordinary income incentive compensation or any capital gains incentive compensation to the extent such amount would exceed 20% of the cumulative total return of the Fund that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is not more than a 10% annual return on daily weighted average contributed common equity, less cumulative incentive compensation previously paid or distributed (whether on ordinary income or capital gains).

Subject to the above limitation, the ordinary income component will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid or distributed.

Subject to the above limitation, the capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. For assets held on January 1, 2013, capital gain, loss and depreciation will be measured on an asset by asset basis against the value thereof as of December 31, 2012. The capital gains component will be paid or distributed in full prior to payment or distribution of the ordinary income component.

For purposes of the foregoing computations and the total return limitation, the following definitions apply:

“cumulative” means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

“contributed common equity” means the value of SVCF’s net assets attributable to common shares of SVCF as of December 31, 2012 plus the proceeds to SVCF of all issuances of common shares of SVCF less (A) offering costs of any securities or leverage facility of SVCF or SVCP, (B) all distributions by SVCF representing a return of capital and (C) the total cost of all repurchases of common shares of SVCF by SVCF, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question, in each case as determined on an accrual and consolidated basis.

“ordinary income before incentive compensation” means SVCF’s interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees that we receive from portfolio companies) during the period, (i) minus SVCF’s operating expenses during the period (including the base management fee, expenses payable under the administration agreements, any interest expense and any dividends paid on any issued and outstanding preferred stock), (ii) plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as changes in contributed common equity, and (iii) without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

“total return” means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of SVCF for the period, in each case determined on an accrual and consolidated basis.

Examples of Incentive Compensation Calculation

Example 1: Income Portion of Incentive Compensation:

Assumptions

•	Total return limitation(1) = 8%
•	Management fee(2) = 1.5%
•	Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 1%

Alternative 1

Additional Assumptions

•	cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11.5%
•	cumulative ordinary income before incentive compensation (gross ordinary income - (management fee + other expenses)) = 9%
•	cumulative annual total return = 7%
•	prior ordinary income incentive compensation = 0%

Cumulative total return does not exceed total return limitation, therefore there is no income incentive compensation.

Alternative 2

Additional Assumptions

•	cumulative gross ordinary income (including interest, dividends, fees, etc.) = 11%
•	cumulative ordinary income before incentive compensation (gross ordinary income - (management fee + other expenses)) = 8.5%
•	cumulative annual total return = 9.5%
•	prior ordinary income incentive compensation = 0%

Cumulative ordinary income before incentive compensation is positive and the cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10% - 8% total return limitation)) + (20% × cumulative total return above 10%)))

= ((20% × 8.5%) or, if less, ((100% × (9.5% - 8%) + (20% × 0%)))

= 1.7% or, if less, 1.5%

= 1.5%

Alternative 3

Additional Assumptions

•	cumulative gross ordinary income (including interest, dividends, fees, etc.) = 15.5%
•	cumulative ordinary income before incentive compensation (gross ordinary income - (management fee + other expenses)) = 13%
•	cumulative annual total return = 18%
•	prior ordinary income incentive compensation = 1%

Cumulative ordinary income before incentive compensation is positive and cumulative total return exceeds the total return limitation, therefore there is income incentive compensation.

Income incentive compensation = ((20% × ordinary income before incentive compensation) but not more than ((100% × (cumulative total return up to 10% - 8% total return limitation)) + (20% × cumulative total return above 10%))), less income incentive compensation previously paid

= ((20% × 13%) or, if less, ((100% × (10% - 8%) + (20% × (18% - 10%))) - 1%

= (2.6% or, if less, ((2% + (20% × 8%))) - 1%

= (2.6% or, if less, (2% + 1.6%)) - 1%

= (2.6% or, if less, 3.6%) - 1%

= 1.6%

Note that due to the priority of capital gains compensation over ordinary income compensation, had the 5%(4) of cumulative unrealized capital gains been realized, the capital gains incentive compensation would have been 1% (i.e. 20% × 5%) and would have reduced ordinary income compensation from 1.6% to 0.6%. Further, if there had been 1.6% or more of prior capital gains compensation, the ordinary income compensation payment would have been zero.

(1)	Represents 8.0% annualized total return limitation.
(2)	Represents 1.5% annualized management fee, assuming no liabilities.
(3)	Excludes organizational and offering costs.

(4)	5% of cumulative unrealized capital gains = 18% cumulative annual total return - 13% cumulative ordinary income before incentive compensation

Example 2: Capital Gains Portion of Incentive Compensation:

Alternative 1:

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”).
•	Year 2: Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million. Cumulative annual total return of 40%.
•	Year 3: FMV of Investment B determined to be $25 million. Cumulative annual total return of 15%.
•	Year 4: Investment B sold for $31 million. Cumulative annual total return of 10%.

The capital gains portion of the incentive compensation would be:

•	Year 1: None
•	Year 2: Capital gains incentive compensation of $6 million ($6 million = $30 million realized capital gains on sale of Investment A multiplied by 20% and total return limitation satisfied)
•	Year 3: None; no realized capital gains.
•	Year 4: Capital gains incentive compensation of $0.2 million ($31 million cumulative realized capital gains multiplied by 20%, less $6 million of capital gains incentive compensation paid in year 2 and total return limitation satisfied)

Alternative 2

Assumptions

•	Year 1: $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)
•	Year 2: Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million. Cumulative annual total return of 15%.
•	Year 3: FMV of Investment B determined to be $27 million and Investment C sold for $30 million. Cumulative annual total return of 7%.
•	Year 4: FMV of Investment B determined to be $35 million. Cumulative annual total return of 20%.
•	Year 5: Investment B sold for $40 million. Cumulative annual total return of 20%.

The capital gains portion of the incentive compensation would be:

•	Year 1: None
•	Year 2: Capital gains incentive compensation of $5 million; 20% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B, and the total return limitation is satisfied)
•	Year 3: None as the total return limitation is not satisfied
•	Year 4: Capital gains incentive compensation of $2 million ($35 million cumulative realized capital gains (and no cumulative unrealized capital depreciation) multiplied by 20%, less $5 million capital gains incentive compensation paid in year 2, and the total return limitation is satisfied).

•	Year 5: Capital gains incentive compensation of $2 million ($45 million cumulative realized capital gains multiplied by 20%, less $7 million in capital gains incentive compensation paid in years 2 and 4, and the total return limitation is satisfied).

Other Expenses.  The type of expenses reimbursed by the Funds under the New Advisory Agreements will be the same as the type of expenses reimbursed under the Current Advisory Agreements. We will continue to be responsible for reimbursing TCP for due diligence and negotiation expenses, fees and expenses of custodians, administrators, transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, compliance expenses, interest, taxes, portfolio transaction expenses, costs of responding to regulatory inquiries and reporting to regulatory authorities, costs and expenses of preparing and maintaining our books and records, indemnification, litigation and other extraordinary expenses and such other expenses as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation or administration of the Funds and any portfolio investments, as applicable.

Liability of TCP.  Under the New Advisory Agreements, the Funds will indemnify TCP in substantially the same manner as they currently do under the Current Advisory Agreements. The New Advisory Agreements provide that, except as otherwise required by law, none of TCP, or any its Affiliated Persons (as defined in the New Advisory Agreements), directors, officers, employees, shareholders, managers, members, assigns, representatives or agents (each, an “Indemnified Person” and, collectively, the “Indemnified Persons”) will be liable, responsible or accountable in damages or otherwise to the Funds, any shareholder of the Funds or any other person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a shareholder of the Funds, if applicable) in connection with the establishment, management or operations of the Funds or the management of their assets (including those in connection with serving on boards of directors of, or creditors’ committees for, any investment; provided that the foregoing exculpation will not apply to any act or failure to act that arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of an Indemnified Person’s duty to the Funds or such shareholder of the Funds, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing, all such Indemnified Persons will look solely to the assets of the Funds for satisfaction of claims of any nature arising in connection with the affairs of the Funds. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person cannot, on account thereof, be held to any personal liability.

Other Matters.  The Current Advisory Agreements have key man provisions enabling termination of the agreements in certain situations if Michael E. Tennenbaum, Howard M. Levkowitz or Mark K. Holdsworth is not actively engaged in managing the Funds and such individual is not replaced in accordance with such provisions. SVCP’s leverage arrangements have provisions tied to the Current Advisory Agreements that could result in a default if a key man event occurred and is not resolved. The New Advisory Agreements do not contain any key man provision, and key man provisions in the Senior Facility will be modified in certain respects.

Termination.  After the first two years, each New Advisory Agreement will terminate unless its continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of SVCF or SVCP, as applicable, at the time outstanding, and (ii) the vote of a majority of the Board who are not parties to the New Advisory Agreements or interested persons of any party to the New Advisory Agreements, cast in person at a meeting called for the purpose of voting on such approval. The Current Advisory Agreements and the New Advisory Agreements may be terminated by SVCF or SVCP, as applicable, at any time upon giving TCP 60 days’ notice, provided that such termination must be directed or approved by a majority of the Board in office at the time or by the holders of a majority of the voting securities of SVCF or SVCP, as applicable, at the time outstanding. The Current Advisory Agreements and New Advisory Agreements may also be terminated by TCP on 60 days’ written notice.

The Current Advisory Agreements and New Advisory Agreements will also immediately terminate in the event of their assignment as that term is used in the 1940 Act.

Administration Agreement.  The Current Advisory Agreements include provisions regarding administrative expenses. In connection with the Conversion, the Funds will enter into an administration agreement with the GP (the “Administrator”), which we refer to as the “administration agreement,” under which the Administrator will provide administrative services to us. The Administrator will provide services including, but not limited to, the arrangement for the services of, and the overseeing of custodians, depositories, transfer agents, dividend disbursing agents, other shareholder servicing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks, shareholders and such other persons in any such other capacity deemed to be necessary or desirable. The Administrator will also make reports to the Boards of its performance of obligations under the administration agreement and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Funds that the Funds determine to be desirable. The Administrator will be responsible for the financial and other records that the Funds are required to maintain and will prepare all reports and other materials required by any agreement or to be filed with the Securities and Exchange Commission or any other regulatory authority, including reports on Forms 8-K, 10-Q and periodic reports to shareholders, determining the amounts available for distribution as dividends and distributions to be paid by the Funds to their shareholders, reviewing and implementing any share purchase programs authorized by the Boards and maintaining or overseeing the maintenance of the books and records of the Funds as required under the 1940 Act, maintaining (or overseeing maintenance by other persons) such other books and records required by law or for the proper operation of the Funds. For providing these services, facilities and personnel, we will reimburse the Administrator for expenses incurred by the Administrator in performing its obligations under the administration agreement, including our allocable portion of the cost of certain of our officers and the Administrator’s administrative staff and providing, at our request and on our behalf, significant managerial assistance to our portfolio companies to which we are required to provide such assistance. From time to time, the Administrator may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse the Administrator for such amounts paid on our behalf. The restructuring of the method by which administrative services are payable by the Funds will not result in any decrease in the nature or level of advisory or administration services provided to the Funds.

1940 ACT REQUIREMENTS

Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser (or investment sub-adviser) to a registered investment company, such as the Funds, except pursuant to a written contract that has been approved by shareholders. Accordingly, shareholders are being asked to vote on Proposal 2 to consent to the New Advisory Agreements and Amended and Restated Limited Partnership Agreement.

If Proposal 2 is approved by written consent by each Fund’s shareholders, the New Advisory Agreements will become effective upon conversion of the Funds to BDCs and will remain in effect for an initial two years unless terminated sooner. Thereafter, they will continue in effect for successive one-year periods if such continuance is specifically approved annually by a majority of the members of the respective Board and a majority of the Fund’s Independent Directors by votes cast in person by such Independent Directors at a meeting called for the purpose of voting on such approval.

At a meeting held on December 17, 2010, each Board, including a majority of its Independent Directors, as applicable, approved the New Advisory Agreements and Amended and Restated Limited Partnership Agreement and directed that the New Advisory Agreements and Amended and Restated Limited Partnership Agreement be submitted to shareholders for approval by written consent. A copy of the form of each Fund’s New Advisory Agreement is set forth in Appendix D and Appendix E, respectively, to this Consent Solicitation Statement. In the event the proposed New Advisory Agreements or the amendments to the Limited Partnership Agreement are not approved by either Fund’s shareholders or the IPO is not completed, the Funds will not convert to BDCs, and instead will continue to be managed as CECs and the Current Advisory Agreements and Limited Partnership Agreement will stay in effect.

BOARD CONSIDERATION

On December 17, 2010, the Boards, including the Independent Directors, voted to approve the New Advisory Agreements and the Amended and Restated Limited Partnership Agreement (the “New Management Agreements”). In considering whether to recommend approval of the New Management Agreements, the Independent Directors reviewed materials and information provided by TCP and the GP (collectively, the “Manager”), fund counsel and independent counsel. The Directors also met with senior personnel of the Manager and discussed a number of topics affecting their determination, including the following.

(i) The nature, extent and quality of services provided by the Manager.  The Independent Directors reviewed the services that the Manager provides to the Funds, and that the Manager is expected to provide to the Funds following the Conversion. The Independent Directors noted the range of such services and that the Manager had developed reporting, valuation and other procedures that were customized to the specialized nature of the Funds, and that the Manager had expertise in administering such procedures. In addition, the Independent Directors considered the size, education, background and experience of the Manager’s personnel. They also took into consideration the Manager’s quality of service and noted its experience in the investment management industry. The Independent Directors also considered the Manager’s ability to manage the Funds after the termination of the co-advisor, Babson. The Independent Directors further considered the additional involvement in managing the Funds that the Manager will have upon the termination of Babson and the effect such termination will have on the Investment Committee for the Funds (the “Investment Committee”). The Investment Committee is currently comprised of six voting members (Mark K. Holdsworth, Howard M. Levkowitz, Michael E. Tennenbaum, Rajneesh Vig and Michael E. Leitner (the “TCP Voting Members”) and a person designated by Babson with the approval of TCP (currently Richard E. Spencer II)) and approximately 25 non-voting members from TCP. The Independent Directors considered the effects of the loss of the Babson voting member, that TCP and the TCP Voting Members of the Manager’s Investment Committee devote a significant amount of their respective efforts to the Funds and that TCP actively manages investments for other clients and are not required to and have not devoted all of their time to the Funds’ affairs. The Independent Directors noted TCP’s ability to manage other registered and non-registered funds without a co-advisor. The Independent Directors also noted that Rajneesh Vig, a partner who has been with TCP for four years and has significant investment experience, was recently added as a voting member of the Investment Committee. In addition, Todd R. Gerch, a managing director who has been employed by TCP for seven years, will be added as a voting member following the Conversion. Lastly, the Independent Directors reviewed the Manager’s ability to attract and retain quality and experienced personnel. The Independent Directors concluded that the scope of services expected to be provided by the Manager to the Funds and the experience and expertise of the personnel performing such services was consistent with the nature, extent and quality expected of an investment manager of investment vehicles such as the Funds.

(ii) Investment performance of the Funds and TCP.  The Independent Directors reviewed the past investment performance of the Funds and other funds for which TCP provides investment advisory services, both on an absolute basis and as compared to other funds that had invested in similar investments, as well as general market indices, and the Independent Directors noted that the Funds had performed satisfactorily in light of market conditions and could be expected to continue to perform satisfactorily.

(iii) Cost of the services provided and profits realized by the Manager from the relationship with the Funds.  The Independent Directors considered the cost of the services to be provided by the Manager. As part of their analysis, the Independent Directors gave substantial consideration to the compensation payable to the Manager under the New Management Agreements. The Independent Directors also noted the types of expenses for which the Funds on the one hand, or the Manager on the other, are responsible. In reviewing the management compensation, the Independent Directors considered the management fees and operating expense ratios of other BDCs and other registered and non-registered funds managed by the Manager and by other managers that had somewhat comparable investment programs. The Independent Directors also considered that the GP will forego any incentive compensation until January 1, 2013, and noted the increased efforts expected to be required of the Manager to manage the Funds following conversion to a BDC and completion of the IPO.

The Independent Directors also reviewed information regarding the profitability to the Manager from its relationship with the Funds and information on the financial condition of the Manager. The Independent Directors noted that the Manager and its affiliates did not receive revenues from any other source, such as brokerage commissions or origination fees, in relation to the Funds. The Independent Directors found that the profits realized by the Manager from its relationship with the Funds were reasonable. The Independent Directors also found that the Manager had the financial resources necessary to continue to carry out their respective functions.

(iv) The extent to which economies of scale would be realized as Funds grow and whether fee levels would reflect such economies of scale.  In light of each Fund’s expected size after the IPO, their anticipated investment program and their policies of distributing all net investment income and net realized gains, the Independent Directors determined that the possibility of economies of scale was not relevant with respect to the expected structures of the Funds as BDCs and accordingly did not consider whether fee levels would reflect any economies of scale.

In considering the New Management Agreements, no single factor was determinative to the decision of the Directors. Rather, after weighing all of the reasons discussed above, the Independent Directors unanimously concluded that the management and performance fee arrangements under the New Management Agreements are reasonable and recommended approval of each New Management Agreement.

Fees and Expenses

The following table is intended to assist you in understanding the costs and expenses that shareholders in SVCF will bear directly or indirectly following the Conversion. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. The expenses include expenses of SVCP born indirectly by the shareholders of SVCF.

	2010			2009
Annual Expenses (as a Percentage of Average Net Assets Attributable to Common Shares)	Current Fees(1)	Pro- Forma(2)	Difference	Current Fees(1)	Pro- Forma(2)	Difference
Base Management Fees	2.70%	2.52%	(0.18)%	3.30%	2.60%	(0.70)%
Incentive Compensation Payable	0.00%	0.00%	0.00%	0.00%	0.00%	0.00	%(3)
Interest Payments on Borrowed Funds	1.12%	0.72%	(0.40)%	1.46%	0.98%	0.48	%(4)
Other Expenses	0.48%	0.63%	0.15%	0.69%	0.77%	0.08	%(5)
Total Annual Expenses	4.30%	3.87%	(0.43)%	5.45%	4.35%	(1.10)%

(1)	The current fees are based on the Current Advisory Agreements and the Limited Partnership Agreement.
(2)	The pro-forma calculations are based on the New Advisory Agreements and the Amended and Restated Limited Partnership Agreement and assumes full investment of this offering’s estimated proceeds of $150 million, less underwriting discount and commissions, and maximum borrowings on the Senior Facility.
(3)	Although SVCF returned 27.3% during 2009, and 31.4% during 2010, no incentive compensation was paid due to prior period losses in 2008.
(4)	“Interest Payments on Borrowed Funds” represents dividends, interest and fees estimated to be accrued on the Senior Facility and Preferred Interests and amortization of debt issuance costs, and assumes the Senior Facility is fully drawn (subject to asset coverage limitations under the 1940 Act).
(5)	“Other Expenses” includes our overhead expenses, including administrative and other expenses of TCP and the GP reimbursable under the Current Advisory Agreements. Pro Forma amounts do not include certain administration overhead costs which are not currently contemplated to be charged to us. The Administrator will perform services under the administration agreement at cost.

Other Funds Fees and Expenses

The following table lists certain information regarding other registered funds for which TCP provides investment advisory services, other than the Funds that are addressed by this Consent Solicitation Statement. All of the information below is given as of the end of the last fiscal year of each Fund.

Fund Name	Management Fee Capital as of December 31, 2010	Management Fee	Incentive Compensation
Special Value Opportunities Fund, LLC (“SVOF”)	$951 million	1.25%(1)	Incentive compensation includes (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares exceed an 8% annual weighted average return on undistributed capital attributable to the common shares until TCP, in the case of SVOF, and SVOF/MM, LLC, in the case of TOPV and TOFV, has received from the Fund an amount equal to 25% of the aggregate cumulative distributions of net income and gain to the holders of the common shares, and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the common shares) such that after receipt thereof TCP, in the case of SVOF, and SVOF/MM, LLC, in the case of TOPV and TOFV, will have received from the Fund an amount equal to 20%, and the holders of the common shares will have received 80%, of the incremental aggregate distributions of net income and gain to the holders of the common shares. Such amounts paid to TCP, in the case of SVOF, and SVOF/MM, LLC, in the case of TOPV and TOFV, are referred to herein as the “Carried Interest.”
Tennenbaum Opportunities Partners V, LP* (“TOPV”) Tennenbaum Opportunities Fund V, LLC* (“TOFV”)	$1,910 million	1.50%(1)

Fund Name	Management Fee Capital as of December 31, 2010	Management Fee	Incentive Compensation
Special Value Expansion Fund, LLC**	$400 million	0.60%(1)	Incentive compensation includes (i) 100% of the amount by which the cumulative distributions and amounts distributable to the holders of the common shares exceed a 12% annual weighted average return on undistributed capital contributions attributable to the common shares until TCP has received from the Fund an amount equal to 25% of the aggregate cumulative distributions of net income and gain to the holders of the Common shares, and (ii) thereafter an amount (payable at the same time as any distributions to the holders of the common shares) such that after receipt thereof TCP will have received from the Fund an amount equal to 20%, and the holders of the common shares will have received 80%, of the incremental aggregate distributions of net income and gain to the holders of the common shares.

*	Tennenbaum Opportunities Partners V, LP and Tennenbaum Opportunities Fund V, LLC have a “master-feeder” structure. Tennenbaum Opportunities Partners V, LP is the master fund.
**	Special Value Expansion Fund, LLC has a substantial shareholder, which reduces management and administrative expenses.
(1)	The management fee is paid on Management Fee Capital, which consists of (i) contributed equity capital, (ii) the maximum amount available to be borrowed by the fund under its credit agreement, regardless of whether the fund has borrowed any amounts under the credit agreement, and (iii) the aggregate liquidation preference of preferred shares.

PROPOSAL 2A & 2B: CONSENT TO THE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE FUNDS AND TCP

The Board recommends that you consent to the New Advisory Agreements between each Fund and TCP.

PROPOSAL 2C: CONSENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SVCP TO AMEND THE INCENTIVE DISTRIBUTION AND PROVIDE SVCP WITH A PERPETUAL EXISTENCE

The Board recommends that you approve the Amended and Restated Limited Partnership Agreement to amend incentive distribution and conform such compensation to Advisers Act requirements for public BDCs, and provide SVCP with a perpetual existence.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS SHAREHOLDERS CONSENT TO THE NEW ADVISORY AGREEMENTS BETWEEN EACH FUND AND TCP AND CONSENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SVCP.

PROPOSAL 3 — CONSENT TO ELECT BOARD NOMINEE FOR THE FUNDS

INTRODUCTION

Information about the Nominee and Directors.  Certain information with respect to the nominee for election (the “Board Nominee”), as well as each of the other Directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a Director of the Funds. The Board Nominee has consented to being named in this Consent Solicitation Statement and to serve as a Director if elected.

NASDAQ rules require listed companies to have a board of directors with at least a majority of Independent Directors. Under NASDAQ rules, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the Director’s exercise of independent judgment in carrying out his or her responsibilities. Prior to February 1, 2011, the Boards had three members consisting of L.R. Jalenak, Jr., Franklin R. Johnson and Howard M. Levkowitz. The Board, as required by the 1940 Act, had considered the independence of members of the Board who are not employed by TCP and had concluded that Messrs. Jalenak and Franklin are not “interested persons” as defined by the 1940 Act and therefore qualify as Independent Directors. A Director that satisfies the independence standard under the 1940 Act qualifies as an independent director under Marketplace Rule 5605(a)(2) of NASDAQ. In reaching this conclusion, the Boards concluded that Messrs. Jalenak and Franklin had no relationships with the Funds and TCP or any of its affiliates, other than their positions as Directors of the Funds and, if applicable, investments in us that are on the same terms as those of other shareholders.

Under the 1940 Act, closed-end funds are required to maintain a minimum of 40% of directors that are not “interested persons,” and BDCs are required to have a majority of directors that are not “interested persons.” Since two of the three Directors of the Funds were independent, the Funds met each of these standards. However, in connection with the Conversion and the IPO, Mr. Jalenak would become an “interested person” due to his affiliation with one of the underwriters in the transaction. As a consequence, Mr. Jalenak resigned from the Board, effective February 4, 2011. To replace Mr. Jalenak and comply with the 1940 Act and NASDAQ rules, the Board considered Mr. Eric Draut for appointment as a new board member. The Board concluded that Mr. Draut possessed the experience, qualifications, attributes and skills necessary to fulfill his role as a Director of the Funds and was not an “interested person.” On January 28, 2011, the Board appointed Mr. Draut as an Independent Director of the Funds, effective February 1, 2011, and recommended submitting Mr. Draut to election by the shareholders as the Board Nominee in this Consent Solicitation Statement.

BIOGRAPHICAL INFORMATION

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of TCP-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Board Nominee
Non-Interested Directors
Eric Draut 2951 28th Street, Suite 1000 Santa Monica, California 90405 1957	Director and Member of the Audit Committee	N/A; 2011 to present	From 2011 to present, Director, Audit Committee Member and Joint Transactions Committee Member of the Funds. From 2001 to 2010 Mr. Draut was Executive Vice President, Chief Financial Officer and a Director of Unitrin Inc. From 2006 to 2008, he was Treasurer and Director of Lutheran Social Services of Illinois. From 2008 to 2010, he was Chairman of the Board of Lutheran Social Services of Illinois. From 2007 to 2008, Mr. Draut was Co-Chair of the Finance Committee of the Executive Club of Chicago. From 2004 to present has been a member of the Steering Committee for the Office of Risk Management and Insurance Research at the University of Illinois at Urbana-Champaign. Also, from 2008 to present, Mr. Draut has been a Director of Intermec, Inc. since 2008.	2 RICs consisting of 1 Portfolio	Intermec, Inc. (Information Services)
Directors not up for election
Non-Interested Directors
Franklin R. Johnson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1936	Director and Chair of the Audit Committee	N/A; 2006 to present	Since inception, Director, Chairman of the Audit Committee, and Joint Transactions Committee Member of the Funds. Mr. Johnson currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and, until July of 2006, served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and Managing Partner of their Entertainment and Media Practice.	2 RICs consisting of 1 Portfolio	Reliance Steel & Aluminum Co. (Metal Fabrication)
Interested Director†
Howard M. Levkowitz 2951 28th Street, Suite 1000 Santa Monica, California 90405 1967	Director and President	N/A; 2006 to present	Since inception, Mr. Levkowitz has been a Director and the President of the Funds. Mr. Levkowitz serves as President of six other funds managed by TCP, and is Chairman of TCP’s Investment Policy Committee. From 1999 to present, he has been a Managing Partner at TCP.	6 RICs consisting of 4 Portfolios	None

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of TCP-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Executive officers who are not directors
Hugh Steven Wilson 2951 28th Street, Suite 1000 Santa Monica, California 90405 1948	Chief Executive Officer	N/A; 2006 to present	Since inception, Mr. Wilson has been the Chief Executive Officer of the Funds. From 2005 to present, he has been a Managing Partner of TCP. Prior to joining TCP in 2005, Mr. Wilson retired from the international law firm of Latham & Watkins. While with Latham & Watkins, he had served as TCP’s primary outside counsel since its inception. While still a senior partner with Latham & Watkins, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group. He is currently Chairman of the board of directors of International Wire Group, Inc, Vice Chairman of Burford Capital Limited, and a Director of Anacomp, Inc.	N/A	N/A
Paul L. Davis 2951 28th Street, Suite 1000 Santa Monica, California 90405 1973	Chief Financial Officer	N/A; 2008 to present	Mr. Davis has been the Chief Financial Officer of the Funds since 2008. From 2004 to August 2008, Mr. Davis was Chief Compliance Officer and Vice President of Finance at TCP; from August 2010 to present, he has been Chief Financial Officer of TCP and Mr. Davis is Chief Financial Officer of six other funds managed by TCP.	N/A	N/A
Elizabeth Greenwood 2951 28th Street, Suite 1000 Santa Monica, California 90405 1963	Secretary and Chief Compliance Officer	N/A; 2007 to present as Secretary; 2008 to present as Chief Compliance Officer	Ms. Greenwood is the Secretary and Chief Compliance Officer of the Funds since its inception. From 2005 to 2006, she was General Counsel and Chief Compliance Officer at Strome Investment Management, LLC; from 2007 to 2008, she was Associate General Counsel at TCP; from 2008 to present is General Counsel of TCP; from August 2008 to present, she has been Chief Compliance Officer of TCP and Ms. Greenwood is Secretary and Chief Compliance Officer of six other funds managed by TCP.	N/A	N/A
Todd R. Gerch 2951 28th Street, Suite 1000 Santa Monica, California 90405 1976	Chief Operating Officer	N/A; commencing up completion of the IPO	Upon completion of the IPO, it is anticipated that Mr. Gerch will become Chief Operating Officer of the Funds. Mr. Gerch has been a Managing Director at TCP since 2009. Mr. Gerch has been an investment professional at TCP since 2004. From 2010 to present, Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited. From 2009 to present, he has been the Chairman of Revere Industries, LLC.	N/A	N/A

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of TCP-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen*	Other Public Company or Investment Company Directorships Held by Director**
Director Emeritus
L.R. Jalenak, Jr. 2951 28th Street, Suite 1000 Santa Monica, California 90405 1930	N/A	N/A	From 2006-2011, he served as an independent director and a member of the Audit and Joint Transactions Committees for each Fund. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. From 2004 to 2006, he served as an independent director of Special Value Expansion Fund, LLC, a registered investment company managed by TCP. His background was in both sales and in general management. He previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards.	N/A	N/A

*	For purposes of this chart, “RICs” refers to registered investment companies and “Portfolios” refers to the investment programs of the Funds. Some of the RICs have the same investment program because they invest through a master-feeder structure, which results in the smaller number of Portfolios than RICs.
**	Directorships disclosed under this column do not include directorships disclosed under the column “Principal Occupation(s) During Past Five Years.”
†	Mr. Levkowitz is an “interested person” (as defined in the 1940 Act) of the Company by virtue of his current position with the TCP.

The Boards have adopted procedures for evaluating potential Director candidates against the knowledge, experience, skills, expertise and diversity that it believes are necessary and desirable for such candidates. The Board believes that each Director satisfied, at the time he or she was initially elected or appointed a Director, and continues to satisfy, the standards contemplated by such procedures. Furthermore, in determining that a particular Director was and continues to be qualified to serve as a Director, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Directors have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Fund and protecting the interests of shareholders. Among the attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with TCP and other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively is evidenced by his or her educational background or professional training; business, consulting, public service or academic positions; experience from service as a member of the Board of the Funds, other investment companies, public companies, or non-profit entities or other organizations; ongoing commitment and participation in Board and committee meetings, as well as his or her leadership of standing committees; or other relevant life experiences. Information about the specific experience, skills, attributes and qualifications of each director, which in each case led to each Board’s conclusion that the Director should serve as a director of the Funds, is provided in below.

Our Directors have been divided into two groups — Interested Directors and Independent Directors. Interested Directors are “interested persons” as defined in the 1940 Act. Howard M. Levkowitz is an

Interested Director by virtue of his employment with TCP. In part because the Funds are externally-managed investment companies, the Boards believe having an interested chairperson that is familiar with each Fund’s portfolio companies, its day-to-day management and the operations of TCP, greatly enhances, among other things, its understanding of the Fund’s investment portfolio, business, finances and risk management efforts. In addition, the Boards believe that Mr. Levkowitz’s employment with TCP allows for the efficient mobilization of TCP’s resources at each Board’s behest and on its behalf. The Boards do not have a lead independent director. Each Board believes its relatively small size and the composition and leadership of its committees allow each Director to enjoy full, accurate and efficient communication with the Funds, TCP and management, and facilitates the timely transmission of information among such parties.

Director Independence

On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the Director is independent. The Boards have determined that each of our Directors, other than Mr. Levkowitz, is independent under the 1940 Act.

Interested director

Howard M. Levkowitz:  Mr. Levkowitz is President of the Funds. Mr. Levkowitz serves as President of several TCP advised funds, including its Opportunity Funds, and is Chairman of TCP’s Investment Policy Committee. The Boards benefit from Mr. Levkowitz’s experience at TCP and his intimate knowledge of the decision process used by TCP’s Investment Policy Committee. In addition to overseeing the Funds, Mr. Levkowitz has served as a director of both public and private companies and has served on a number of formal and informal creditor committees. The Boards also benefit from Mr. Levkowitz’s past experience as an attorney specializing in real estate and insolvencies with Dewey Ballantine. Mr. Levkowitz received a B.A. in History (Magna Cum Laude) from the University of Pennsylvania, a B.S. in Economics (Magna Cum Laude, concentration in finance) from The Wharton School, and a J.D. from the University of Southern California. Mr. Levkowitz’s longstanding service as Director and President of the Funds, President of other TCP advised funds, and Chairman of TCP’s Investment Policy Committee provide him with a specific understanding of the Funds, its operation, and the business and regulatory issues facing the Funds.

Independent directors

Eric Draut:  Mr. Draut is a Director and member of each Fund’s Audit Committee and Joint Transactions Committee. The Boards benefit from Mr. Draut’s nearly thirty year career in accounting. Mr. Draut recently completed a twenty year career at Unitrin, Inc. in 2010, serving the last nine years as Executive Vice President, Chief Financial Officer and a member of its board of directors. Mr. Draut also held positions at Unitrin, Inc. as Group Executive, Treasurer and Corporate Controller. Unitrin, Inc. currently owns 13.5% of SVCF’s common shares outstanding. Prior to joining Unitrin, Inc., Mr. Draut was Assistant Corporate Controller at Duchossois Industries, Inc. and at AM International, Inc. Mr. Draut began his career as an Audit Manager at Coopers and Lybrand. Mr. Draut is a Certified Public Accounting, received an M.B.A. in finance and operations from J.L. Kellogg Graduate School of Management at Northwestern University and a B.S. in accountancy from the University of Illinois at Urbana-Champaign, graduating with High Honors. Mr. Draut currently serves as a Director of Intermec, Inc., and volunteers with Lutheran Social Services of Illinois where he was recently Chairman of the Board of Directors and currently serves as Treasurer of its Board of Directors. Mr. Draut’s knowledge of financial and accounting matters, and his independence from the Funds and TCP, qualifies him to serve as a member of each Fund’s Audit Committee.

Franklin R. Johnson:  Mr. Johnson is a Director and Chairman of each Fund’s Audit Committee, and a member of the Joint Transactions Committee. Mr. Johnson has a wealth of leadership, business and financial experience. He currently serves on the board of directors, audit committee and nominating and governance committee of Reliance Steel & Aluminum Co., and, until July of 2006, served as a director and chair of the audit committee of Special Value Opportunities Fund, LLC, a registered investment company managed by TCP. Before becoming a business consultant in 2000, he was Chief Financial Officer of Rysher Entertainment, a producer and distributor of theatrical films and television programming and syndicator of television programming, where he worked for three years. Prior to that, he was at Price Waterhouse, an international public accounting and consulting firm where he was the Managing Partner of their Century City office and

Managing Partner of their Entertainment and Media Practice. Mr. Johnson’s knowledge of financial and accounting matters qualifies him to serve as the Chairman of each Fund’s Audit Committee.

Executive officers who are not directors

Hugh Steven Wilson:  Mr. Wilson is currently the Chief Executive Officer of each Fund. Mr. Wilson also serves as a Managing Partner and member of the Investment Committee of TCP. Prior to joining TCP in 2005, Mr. Wilson was a senior partner at the international law firm of Latham & Watkins LLP. While with Latham & Watkins LLP, he had served as Tennenbaum Capital Partners’ primary outside counsel since its inception. While still a senior partner with Latham & Watkins LLP, he was Global Co-Chair of the Mergers and Acquisitions Practice Group and former Chairman of both the National Litigation Department and the National Mergers and Acquisitions Litigation Practice Group. He is currently Chairman of the board of directors of International Wire Group, Inc, Vice Chairman of Burford Capital Limited, and a Director of Anacomp, Inc. He received a J.D. from the University of Chicago Law School, where he was a member of the law review and Order of the Coif. Mr. Wilson also received a Master of Laws degree from Harvard Law School and a B.A. in Political Science from Indiana University. Mr. Wilson intends to resign as Chief Executive Officer of the Funds upon completion of the IPO.

Paul L. Davis:  Mr. Davis is the Chief Financial Officer (“CFO”) of each Fund. Mr. Davis also serves as Chief Financial Officer of TCP. Prior to being appointed CFO, he served for four years as Chief Compliance Officer of each Fund and as Chief Compliance Officer and Vice President, Finance of TCP. He was formerly employed as Controller of a publicly traded securities brokerage firm, following employment at Arthur Andersen, LLP as an auditor. He received a B.A. (Magna Cum Laude) in Business-Economics from the University of California at Los Angeles, and is a Certified Public Accountant in the State of California.

Elizabeth Greenwood:  Ms. Greenwood is the Secretary and Chief Compliance Officer of each Fund. Ms. Greenwood also serves as General Counsel and Chief Compliance Officer of TCP and Chief Compliance Officer of the GP. She has a diverse legal background, including extensive in-house investment advisor and private equity experience. She formerly served as General Counsel and Chief Compliance Officer at Strome Investment Management, L.P. (“Strome”). Prior to Strome, Ms. Greenwood worked at portfolio companies funded by Pacific Capital Group and Ridgestone Corporation, including acting as Assistant General Counsel of Global Crossing Ltd., and began her legal career as an associate at Stroock & Stroock & Lavan LLP. Ms. Greenwood is a founding member of the West Coast Chapter of 100 Women in Hedge Funds and currently serves on the board of directors of the Association of Women in Alternative Investing. Ms. Greenwood received a J.D. from Stanford Law School and a Bachelor of Business Administration with highest honors from The University of Texas at Austin.

Todd R. Gerch:  Upon completion of the IPO, it is anticipated that Mr. Gerch will become Chief Operating Officer of the Funds. Mr. Gerch has been a Managing Director at TCP since 2009 and an investment professional at TCP since 2004. Further, Mr. Gerch has been a director for Gateway Casinos & Entertainment Limited since 2010. Mr. Gerch has also been the Chairman of Revere Industries, LLC since 2009. Prior to joining TCP, Mr. Gerch worked in the Capital Markets Group of Ares Management where he focused on investments in the gaming/lodging/leisure, aerospace and defense, and automotive industries. He also worked as a generalist in investment banking at Credit Suisse First Boston where he was involved in mergers and acquisitions advisory, restructurings, and equity and debt financings across various industries. Mr. Gerch has an M.B.A. from the Wharton School of the University of Pennsylvania and a B.B.A. (high honors) from the University of Notre Dame in Finance and Business Economics.

Director Emeritus

L.R. Jalenak, Jr.:  Mr. Jalenak was a Director and Member of the Audit and Joint Transactions Committees of the Funds from 2006 to 2011. Mr. Jalenak retired in 1993 as Chairman of a subsidiary of Gibson Greetings Company. His background in both sales and in general management brings to the board a diverse knowledge of business. The Boards benefit from Mr. Jalenak’s service as an independent director of Special Value Expansion Fund, LLC, a registered investment company managed by TCP, from 2004 – 2006 and as an independent director of the Funds since their inception. Mr. Jalenak also previously served as a director of Party City Corporation, Lufkin Industries, Perrigo Company, Dyersburg Corporation and First

Funds. He recently retired as a Commissioner and Chairman of Memphis Light, Gas & Water and Chairman of its Pension Committee. Mr. Jalenak currently serves on other corporate boards as well as many civic and religious boards.

BOARD MEETINGS

During the calendar year 2010, the Boards met seven times. During each Fund’s most recent fiscal year, each Board met seven times. No incumbent Director attended less than 75% of the aggregate number of meetings of the Boards and of each committee of the Boards on which the Director served during each Fund’s most recently completed fiscal year.

COMMITTEES OF THE BOARDS OF DIRECTORS

The Boards currently have two committees: an Audit Committee and a Joint Transaction Committee.

Audit Committee.  The Audit Committee operates pursuant to a charter approved by the Boards and met two times during the fiscal year ended December 31, 2010. Following the completion of the IPO, the Audit Committee intends to hold regular meetings on a quarterly basis and special meetings as needed. The charter sets forth the responsibilities of the Audit Committee. The primary function of the Audit Committee is to serve as an independent and objective party to assist each Board in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of each Fund’s financial statements, the adequacy of their system of internal controls, the review of the independence and performance of, as well as communicate openly with, each Fund’s registered public accounting firm, the performance of each Fund’s internal audit function and each Fund’s compliance with legal and regulatory requirements. The Audit Committee is presently composed of Messrs. Draut and Johnson (Chairperson), both of whom are considered independent for purposes of the 1940 Act and NASDAQ listing standards. Each Board has determined that each member of the Audit Committee is an “audit committee financial expert” as defined under Item 407(d)(5) of Regulation S-K of the Securities Exchange Act of 1934. In addition, each member of the Audit Committee meets the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Funds or of TCP as defined in Section 2(a)(19) of the 1940 Act.

Joint Transaction Committee.  The Joint Transaction Committee, as of February 5, 2011 is comprised of Messrs. Draut and Johnson, met eleven times during the fiscal year ended December 31, 2010 and operates to approve transactions in which we participate with the Other Advisor Accounts in accordance with our exemptive order obtained from the SEC.

Day-to-day risk management with respect to the Funds is the responsibility of TCP or other service providers (depending on the nature of the risk) subject to the supervision of TCP. The Funds are subject to a number of risks, including investment, compliance, operational and valuation risks, among others. While there are a number of risk management functions performed by TCP and the other service providers, as applicable, it is not possible to eliminate all of the risks applicable to the Funds. Risk oversight is part of each Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. The Board, directly or through a committee, also reviews reports from, among others, management, the independent registered public accounting firm for the Funds and internal accounting personnel for TCP, as appropriate, regarding risks faced by the Funds and management’s or the service provider’s risk functions. The committee system facilitates the timely and efficient consideration of matters by the Directors, and facilitates effective oversight of compliance with legal and regulatory requirements and of each Fund’s activities and associated risks. The Chief Compliance Officer oversees the implementation and testing of each Fund’s compliance program and reports to the Board regarding compliance matters for the Funds and their service providers. The Independent Directors have engaged independent legal counsel to assist them in performing their oversight responsibilities.

COMPENSATION OF DIRECTORS

The Funds are authorized to pay each Independent Director the following amounts for serving as a Director of both Funds: (i) $50,000 a year; (ii) $5,000 for each meeting of the Board or a committee thereof physically attended by such Director; (iii) $5,000 for each regular meeting of the Board or a committee thereof attended via telephone by such Director; and (iv) $1,000 for each special meeting of the Board or a committee thereof attended via telephone by such Director. The Chairman of the Audit Committee receives an additional $5,000 per year. Each Director will also be entitled to reimbursement for all out-of-pocket expenses of such person in attending each meeting of the Board and any committee thereof.

EQUITY SECURITIES OWNED BY DIRECTORS

The following table sets out the dollar range of each Fund’s equity securities beneficially owned by each of the Directors as of February 28, 2011. The Funds are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in SVCF(1)(2)
Interested Director:
Howard M. Levkowitz	Over $100,000
Independent Directors:
Eric Draut	None
Franklin R. Johnson	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.
(2)	No Director owns any equity securities in SVCP.

COMPENSATION OF EXECUTIVE OFFICERS

None of the officers receive direct compensation from the Funds. The compensation of the officers are paid by TCP, subject to reimbursement by the Funds of an allocable portion of such compensation for services rendered by him or her to the Funds.

INDEMNIFICATION OF BOARD MEMBERS AND OFFICERS

The governing documents of the Funds generally provide that, to the extent permitted by applicable law, each Fund will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Fund unless, as to liability to the Fund or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices. In addition, the Funds will not indemnify Directors with respect to any matter as to which Directors did not act in good faith in the reasonable belief that his or her action was in the best interest of the Funds or, in the case of any criminal proceeding, as to which the Directors had reasonable cause to believe that the conduct was unlawful. Indemnification provisions contained in each Fund’s governing documents are subject to any limitations imposed by applicable law.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of each Fund consisting solely of independent directors has selected, and the Directors of each Fund, including a majority of the Independent Directors, have selected Ernst & Young (“E&Y”) as the independent registered public accounting firm for the Funds. E&Y, in accordance with Independence Standards Board Standard No. 1 (ISB No. 1), has confirmed to each applicable Audit Committee that it is an independent registered public accounting firm with respect to each Fund. Each Audit Committee has discussed with E&Y its independence with respect to the Funds and certain matters required to be discussed by Statement on Auditing Standard No. 61, as currently modified or supplemented. Each Audit Committee has considered whether the provision of non-audit services by each Fund’s independent registered public accounting firm is compatible with maintaining the independence of that registered public accounting firm. Each Audit Committee also reviews and discusses the Funds’ financial statements with Fund management and the independent registered public accounting firm. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to shareholders and included in each Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or the independent registered public accounting firm. The Audit Committees received no such notifications for any Fund during its most recently completed fiscal year. Following each Audit Committee’s review and discussion of the Funds’ independent registered public accounting firm, pursuant to authority delegated by the respective Boards, each Audit Committee approved the respective Fund’s audited financial statements for the Fund’s most recently completed fiscal year for which audited financial statements are available be included in each Fund’s Annual Report to Shareholders.

Audit Fees.  Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements included in each Fund’s annual report on Form N-CSR and a review of financial statements included in each Fund’s semi-annual reports on Form N-CSRS, or services that are normally provided by E&Y in connection with statutory and regulatory filings for the past two fiscal years. Audit fees incurred by SVCF for its fiscal years ended December 31, 2010 and December 31, 2009 were $26,000 and $24,776, respectively, and audit fees incurred by SVCP for the same fiscal years were $52,500 and $50,306, respectively. Neither SVCF nor SVCP incurred any fees for the audit of internal controls under Sarbanes-Oxley Section 404 in conjunction with the fiscal years ended December 31, 2010 or December 31, 2009

Audit-Related Fees.  Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. SVCF did not incur any audit-related fees during the fiscal years ended December 31, 2010 and December 31, 2009, and SVCP incurred audit-related fees with E&Y in the amount of $7,500 and $14,000, respectively, in the same periods.

Tax Fees.  Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance, and include services for E&Y’s provision of tax preparation services and the execution and filing of each Fund’s tax returns. SVCP and SVCF each has a tax year end of December 31. Tax fees incurred by SVCP were $21,570 and $22,116 in its tax years ended December 31, 2010 and December 31, 2009, respectively. Tax fees incurred by SVCF were $38,000 and $41,800 in its tax years ended December 31, 2010 and December 31, 2009, respectively.

All Other Fees.  All other fees would include fees for products and services other than the services reported above. The Funds incurred no such fees for the past two fiscal years.

Each Audit Committee is required to approve all audit engagement fees and terms for its Fund. Each Audit Committee also is required to consider and act upon (i) the provision by the Fund’s independent accountant of any non-audit services to the Fund, and (ii) the provision by the Fund’s independent accountant of non-audit services to the Funds and any entity controlling, controlled by, or under common control with the Funds that provide ongoing services to the Funds (“Affiliated Service Providers”) to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC.

The Audit Committee pre-approves all audit, review and attest engagements required under the securities laws and regulations provided by E&Y, each Fund’s independent auditors. The Audit Committee also approves all non-audit services, including tax services, provided to the Funds by E&Y and verifies, at the time of pre-approval, that such pre-approved non-audit services would not be prohibited services under securities regulations. The Audit Committee pre-approves all non-audit services provided by E&Y to each Fund’s investment adviser and to affiliates of the investment adviser that provide ongoing services to the Funds, but only if the non-audit services have a direct impact on the operations or financial reporting of the Funds.

The Audit Committee of each Fund consists of the following Board Members:

Franklin R. Johnson (Chair);
Eric Draut

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS
SHAREHOLDERS ELECT ERIC DRAUT TO EACH FUND’S BOARD OF DIRECTORS.

VOTE REQUIRED FOR AN ACTION BY WRITTEN CONSENT
AND MANNER OF VOTING FOR THE PROPOSALS

The Operating Agreement and the Limited Partnership Agreement requires the approval of a majority of the shares entitled to vote to take an action by written consent. Below are tables with the voting requirement for each Proposal. For all the Proposals, abstentions and broker non-votes, if any, will have the effect of a vote against the Proposal.

Votes Required for SVCF

Proposal	Description	Shares entitled to vote	Voting standard
Proposal 1	Conversion of SVCF to a Delaware Corporation
Proposal 1(a)	Consent to an amendment to the Operating Agreement of SVCF to include ability to convert to a corporation.	Common shareholders of SVCF.	Majority of shares entitled to vote.
Proposal 1(b)	Consent to conversion of SVCF from a Delaware limited liability company to a Delaware corporation governed by a new certificate of incorporation.	Common shareholders of SVCF.	Majority of shares entitled to vote.
Proposal 2	New investment advisory agreements and compensation
Proposal 2(a)	Consent to a new investment advisory agreement between SVCF and TCP at such time as SVCF becomes a BDC.	Common shareholders of SVCF.	Majority of shares entitled to vote.
Proposal 3	Election of Directors
Proposal 3(a)	Consent to the election of Eric Draut to the Board of Directors of SVCF.	Common shareholders of SVCF.	Majority of shares entitled to vote.

Votes Required for SVCP

Proposal	Description	Shares entitled to vote	Voting standard
Proposal 2	New investment advisory agreements and compensation
Proposal 2(b)	Consent to a new investment advisory agreement between SVCP and TCP at such time as SVCP becomes a BDC.	Common and preferred shareholders of SVCP voting as a single class.*	Majority of shares entitled to vote.
Proposal 2(c)	Consent to the amended and restated limited partnership agreement of SVCP to amend the incentive distribution and the termination provision.	Common and preferred shareholders of SVCF voting together as a single class.*	Majority of shares entitled to vote.
Proposal 3	Election of Directors
Proposal 3(b)	Consent to the election of Eric Draut to the Board of Directors of SVCP.	Common and preferred shareholders of SVCF voting together as a single class.*	Majority of shares entitled to vote.

*	SVCF is the only holder of common shares of SVCP. SVCF will “pass-through” its votes to its common shareholders and vote all of its interests in SVCP in the same proportion and the same manner as shareholders vote their shares of SVCF. Accordingly, if you are a shareholder of SVCF, you will receive a consent card to vote on the SVCP proposals.

BECAUSE THE HOLDERS OF A MAJORITY OF SHARES ENTITLED TO VOTE MUST APPROVE THE PROPOSALS, FAILURE TO SUBMIT A CONSENT CARD WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE PROPOSALS.

The effective date of the Proposals is the date on which we receive signed consents from a number of shareholders sufficient to approve the Proposals (the “Effective Date”). Any person signing and returning to us a consent card pursuant to this Consent Solicitation Statement has the power to revoke it at any time prior to the Effective Date.

Notwithstanding anything to the contrary set forth in this Consent Solicitation Statement, the Funds reserve the right, at any time prior to the Effective Date, to amend or terminate the solicitation, or to delay accepting consent cards. Any such amendment, delay or termination will be announced no later than 10:00 a.m., Pacific time, on the next business day after such amendment, delay or termination.

A shareholder who abstains from voting on any or all Proposals will be treated as having voted against the Proposal. Brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients’ consents in their own discretion, to the extent permitted under the rules of the Financial Industry Regulatory Authority. Broker non-votes will also effectively count as a vote against each Proposal.

A consent purporting to be exercised by or on behalf of a shareholder will be valid unless challenged at or prior to its exercise. The burden of proving the invalidity of the consent will rest with the person seeking to challenge it.

ADDITIONAL INFORMATION

5% Share Ownership

As of March 1, 2011, to the best of the Funds’ knowledge, the persons listed below beneficially owned or owned of record 5% or more of the outstanding shares of the class of the Funds indicated. The Directors and officers of each Fund, in the aggregate, owned less than 1% of each Fund’s outstanding shares as of the Record Date. The Board is aware of no arrangements, the operation of which at a subsequent date may result in a change in control of the Fund.

SVCF

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class Prior to Completion of the IPO
Common Stock	Unitrin, Inc.(1) One East Wacker Drive, Tenth Floor Chicago, IL 60601	56,421.080	13.5%
Common Stock	Babson Capital Management, LLC(2) 1500 Main Street, 22nd Floor Springfield, MA 01115	42,734.000	10.2%
Common Stock	Merkin, Dick, Dr.(3) 3115 Ocean Front Walk, Suite 301 Marina del Rey, CA 90292	33,133.331	7.9%
Common Stock	Metzler Strategic Investments PLC 1 Guild Street International Financial Services Centre Dublin 1, Ireland	28,070.000	6.7%
Common Stock	PRA Professional Liability Group, Inc. 100 Brookwood Place Birmingham, AL 35209	28,070.000	6.7%
Common Stock	Samsung Fire & Marine Insurance Co., Ltd. 20th Fl., Samsung Insurance Bldg. 87, Euljiro 1 Ga, Choong-Ku Seoul, Korea 100-191	22,624.000	5.4%
Common Stock	AXA Investment Managers(4) 100, Esplanade du General de Gaulle 92932 Paris La Defence Cedex France	22,568.432	5.4%

(1)	Trinity Universal Insurance Company owns 19,747.378 shares, United Insurance Company of America owns 19,747.378 shares and Unitrin Pension Trust owns 16,926.324 shares; each of which are subsidiaries of Unitrin, Inc. and each are located at One East Wacker Drive, Tenth Floor, Chicago, IL 60601.
(2)	Massachusetts Mutual Life Insurance Company, a subsidiary of Babson Capital Management, LLC, owns 42,734.000 shares and is located at 1500 Main Street, 22nd Floor, Springfield, MA 01115.
(3)	Central Valley Administrators, Inc. owns 5,061.486 shares, Heritage New York Medical Group owns 3,385.264 shares, Heritage Provider Network, Inc. owns 17,972.866 shares, Oasis Independent Medical Associates, Inc. owns 5,706.321 shares and Wells Fargo Bank, N.A. FBO Merikin, Richard DIR IRA owns 1,007.394; each of which are affiliates of Merkin, Ricard, Dr. and each are located at 3115 Ocean Front Walk, Suite 301, Marina del Rey, CA 90292.
(4)	Matignon Titrisation FCP owns 14,669.487 shares and Souverain Titrisation FCP owns 7,898.945 shares; each of which are subsidiaries of AXA Investment Managers and each are located at 100, Esplanade du General de Gaulle, 92932 Pris La Defence Cedex, France.

SVCP

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Preferred Shares	Variable Funding Capital Company LLC c/o Wachovia Capital Markets, LLC 201 South College Street, NC0680 Charlotte, NC 28244	2,512.5	37.5%
Preferred Shares	Versailles CDS LLC 787 Seventh Ave New York, NY 10019	2,512.5	37.5%
Preferred Shares	Nieuw Amsterdam Receivables Corp. c/o Global Securitization Services, LLC 445 Broadhollow Rd., Ste. 239 Melville, NY 11747	1,6745.0	25.0%

Information Regarding TCP & the GP

TCP is registered as an investment adviser under the Advisers Act. As of February 28, 2011, TCP had approximately $5 billion in assets and committed capital under management. TCP’s principal office is 2951 28th Street, Suite 1000, Santa Monica, California 90405. Since the firm’s founding in 1996, TCP has invested approximately $9 billion in over 170 portfolio investments across a variety of industries. We believe TCP’s investment professionals have the experience, operational discipline and financial skill to successfully execute TCP’s investment strategies. TCP is controlled by Michael E. Tennenbaum, Mark K. Holdsworth and Howard L. Levkowitz, who in the aggregate beneficially own a majority of its equity interests.

The GP is registered as an investment adviser under the Advisers Act. The GP is controlled by TCP and its affiliates. The GP’s principal office is 2951 28th Street, Suite 1000, Santa Monica, California 90405. The General Partner is controlled by Michael E. Tennenbaum, Mark K. Holdsworth and Howard L. Levkowitz, who in the aggregate beneficially own a majority of its equity interests.

TCP’s principal executive officers and directors and their principal occupations and position, if any, with the Funds are shown below. The GP does not have officers. The address of each such person is the same as that of TCP.

Name	Position with TCP	Principal Occupation	Position with the Funds
Paul L. Davis	Chief Financial Officer	Chief Financial Officer of TCP	Chief Financial Officer
Elizabeth Greenwood	General Counsel & Chief Compliance Officer	General Counsel & Chief Compliance Officer of TCP	Secretary & Chief Compliance Officer
Mark K. Holdsworth	Managing Partner	Managing Partner of TCP
David A. Hollander	Managing Partner	Managing Partner of TCP
Michael E. Leitner	Managing Partner	Managing Partner of TCP
Howard M. Levkowitz	Managing Partner	Managing Partner of TCP	Director & President
Eric R. Pagel	Managing Partner	Managing Partner of TCP
Michael E. Tennenbaum	Senior Managing Partner	Senior Managing Partner of TCP
Rajneesh Vig	Managing Partner	Managing Partner of TCP
Hugh Steven Wilson	Managing Partner	Managing Partner of TCP	Chief Executive Officer

Shareholder Communications

Shareholders who want to communicate with the Boards or any individual Board Member should email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or write their Fund to the attention of Elizabeth Greenwood, Secretary and Chief Compliance Officer (“CCO”), 2951 28th Street, Suite 1000 Santa Monica, California 90405. The communication should indicate that you are a Fund shareholder. If the communication is intended for a specific Board Member and so indicates, it will be sent only to that Board Member. If a communication does not indicate a specific Board Member, it will be sent to the Chair of the Fund’s Governance and Nominating Committee and the outside counsel to the Independent Board Members for further distribution as deemed appropriate by such persons.

Additionally, shareholders with complaints or concerns regarding accounting matters may email investor.relations@tennenbaumcapital.com, send a fax to 310-566-1010 or address letters to Investor Relations at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Shareholders who are uncomfortable submitting complaints to Investor Relations may address letters directly to the Chair of the Audit Committee of the Board that oversees each Fund at 2951 28th Street, Suite 1000 Santa Monica, California 90405. Such letters may be submitted on an anonymous basis.

Expense of Consent Solicitation

The cost of preparing, printing and mailing the enclosed consent card, accompanying notice and this Consent Solicitation Statement and costs in connection with the solicitation of this action by written consent will be borne by the Funds. Additional out-of-pocket costs, such as legal expenses and auditor fees, incurred in connection with the preparation of this Consent Solicitation Statement, also will be borne by the Funds. Costs that are borne by the Funds collectively will be allocated among the Funds on the basis of a combination of their respective net assets and number of shareholder accounts, except when direct costs can be reasonably attributed to one or more specific Funds.

Solicitation may be made by mail, telephone, fax, e-mail or the Internet by officers or employees of TCP, or by dealers and their representatives. Brokerage houses, banks and other fiduciaries may be requested to forward consent solicitation material to their principals to obtain authorization for the execution of consent cards. The Funds will reimburse brokerage firms, custodians, banks and fiduciaries for their expenses in forwarding this Consent Solicitation Statement and consent materials to the beneficial owners of each Fund’s shares. Officers and Directors of the Funds may solicit consents personally and by mail, telephone, fax, e-mail or the Internet. Each Fund’s portion of the foregoing expenses is not subject to any cap or voluntary agreement to waive fees and/or reimburse expenses that may otherwise apply to that Fund.

Privacy Principles of the Funds

The Funds are committed to maintaining the privacy of shareholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information the Funds collect, how the Funds protect that information and why, in certain cases, the Funds may share information with select other parties.

Generally, the Funds do not receive any nonpublic personal information relating to their shareholders, although certain nonpublic personal information of shareholders may become available to the Funds. The Funds do not disclose any nonpublic personal information about their shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Funds restrict access to nonpublic personal information about their shareholders to their investment advisor’s employees with a legitimate business need for the information. The Funds maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of their shareholders.

Please vote promptly by signing and dating each enclosed consent card, and returning it by emailing it to us at investor.relations@tennenbaumcapital.com, faxing it to us at (310) 566-1010 or returning it in the accompanying postage-paid return envelope.

By Order of the Boards,

Howard M. Levkowitz
Director and President of the Funds

March   , 2011

COMMON SHAREHOLDERS ONLY

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF
SPECIAL VALUE CONTINUATION FUND, LLC

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the consent solicitation statement of Special Value Continuation Fund, LLC (“SVCF”) dated March   , 2011, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of the common limited liability company interests of the Fund (“common shares”) held by the undersigned. SVCF will “pass-through” its votes to its common shareholders and vote all of its interests in Special Value Continuation Partners, LP (“SVCP”) in the same proportion and the same manner as shareholders of SVCF vote their shares.

PROPOSAL 1A: CONSENT TO AN AMENDMENT TO THE OPERATING AGREEMENT OF SVCF TO INCLUDE ABILITY TO CONVERT TO A CORPORATION

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 1B: CONSENT TO CONVERSION OF SVCF FROM A DELAWARE LIMITED LIABILITY COMPANY TO A DELAWARE CORPORATION GOVERNED BY THE NEW CERTIFICATE OF INCORPORATION

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2A: CONSENT TO A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SVCF AND TCP

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2B: CONSENT TO A NEW INVESTMENT ADVISORY AGREEMENT BETWEEN SVCP AND TCP

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2C: CONSENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SVCP TO AMEND THE INCENTIVE DISTRIBUTION AND PROVIDE SVCP WITH A PERPETUAL EXISTENCE

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 3A: CONSENT TO THE ELECTION OF ERIC DRAUT AS DIRECTOR OF SVCF

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 3B: CONSENT TO THE ELECTION OF ERIC DRAUT AS DIRECTOR OF SVCP

Consent	Withhold Consent	Abstain
☐	☐	☐

The Board of Directors of SVCF has approved all of the Proposals, believe that they are in your best interests and recommend that you “CONSENT” to all of the Proposals.

The undersigned represents that the undersigned owns the following number of common shares of SVCF (please insert number of the shares): .

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, OR IF NO INSTRUCTIONS ARE GIVEN, THE UNDERSIGNED HEREBY CONSENTS TO EACH PROPOSAL LISTED ABOVE.

Date:
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature (if held jointly):
Title (if applicable):

IMPORTANT: PLEASE PROMPTLY SIGN, DATE AND RETURN THIS CONSENT CARD BY
EMAILING IT TO US AT INVESTOR.RELATIONS@TENNENBAUMCAPITAL.COM, FAXING IT TO US AT (310) 566-1010 OR RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

PREFERRED SHAREHOLDERS ONLY

WRITTEN CONSENT SOLICITED
ON BEHALF OF THE BOARD OF DIRECTORS OF
SPECIAL VALUE CONTINUATION PARTNERS, LP

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. WHEN PROPERLY EXECUTED, THIS CONSENT WILL BE VOTED AS DESIGNATED BY THE UNDERSIGNED.

The undersigned hereby acknowledges receipt of the consent solicitation statement of Special Value Continuation Partners, LP (“SVCP”) dated March   , 2011, and, without the formality of convening a meeting, does hereby vote via written consent, as designated below, all of the preferred partnership interests of SVCP (“preferred shares”) held by the undersigned.

PROPOSAL 2B: CONSENT TO A NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN SVCP AND TCP

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 2C: CONSENT TO THE AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT OF SVCP TO AMEND THE INCENTIVE DISTRIBUTION AND PROVIDE SVCP WITH A PERPETUAL EXISTENCE

Consent	Withhold Consent	Abstain
☐	☐	☐

PROPOSAL 3B: CONSENT TO THE ELECTION OF ERIC DRAUT AS DIRECTOR OF SVCP

Consent	Withhold Consent	Abstain
☐	☐	☐

The Board of Directors of SVCF has approved all of the Proposals, believe that they are in your best interests and recommend that you “CONSENT” to all of the Proposals.

The undersigned represents that the undersigned owns the following number of preferred shares of SVCP (please insert number of the shares): .

Please sign exactly as the name or names appear on your stock certificate(s). If the shares are issued in the names of two or more persons, all such persons should sign the written consent. A written consent executed by a corporation should be signed in its name by its authorized officers. Executors, administrators, trustees, and partners should indicate their titles when signing. IN THE ABSENCE OF CONTRARY INSTRUCTIONS, OR IF NO INSTRUCTIONS ARE GIVEN, THE UNDERSIGNED HEREBY CONSENTS TO EACH PROPOSAL LISTED ABOVE.

Date:
Shareholder Name (printed):
Signature:
Title (if applicable):
Signature (if held jointly):
Title (if applicable):

IMPORTANT: PLEASE PROMPTLY SIGN, DATE AND RETURN THIS CONSENT CARD BY EMAILING IT TO US AT INVESTOR.RELATIONS@TENNENBAUMCAPITAL.COM, FAXING IT TO US AT (310) 566-1010 OR RETURNING IT IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Appendix A — Comparison of CECs and BDCs

On December 17, 2010, the Boards of SVCF and SVCP approved converting from registered closed-end management investment companies (“CECs”) into business development companies (“BDCs”), subject to shareholder approval. BDCs are a specialized type of investment company. As part of the conversion process into BDCs, you are being asked to vote on a number of proposals, each contingent upon the Funds converting to BDCs. To convert the Funds to BDCs, you are being asked to approve: (i) converting SVCF to a Delaware corporation; (ii) a new investment advisory agreement between each Fund and TCP and an amendment to the definition of Carried Interest in SVCP’s limited partnership agreement; and (iii) the elimination of each Fund’s investment restrictions.

Special provisions of the 1940 Act allow certain qualified closed-end companies to elect to be regulated as BDCs rather than as CECs. In order to make an election to be treated as a BDC rather than a CEC, the Funds must be operated for the purpose of investing in securities of non-public or small capitalization United States companies and making managerial assistance available to such companies. Making available managerial assistance means, among other things, any arrangement whereby a BDC, through its investment manager, directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. As BDCs, each Fund must have at least 70% of its assets invested in “qualifying securities” (as described below) for it to acquire any assets other than qualifying securities. The more significant differences between the 1940 Act’s regulation of CECs and BDCs are summarized below. This summary, however, is not intended to be comprehensive and other regulations under the 1940 Act apply to the operation and governance of CECs or BDCs.

Capitalization.  Currently, as CECs, the Funds may not issue debt or other senior securities unless each has an asset coverage of at least 300% immediately after giving effect to the issuance (200% in the case of preferred stock). This means that $100 of net assets is required for each $50 of debt or each $100 of preferred. Only a single class of debt and a single class of preferred stock is permitted for each Fund. Unless the debt is privately held, dividends may not be paid on the common shares if asset coverage on the debt falls below 300%, and the debt holders must be given control of the board of directors if asset coverage falls below 100% for a year or more. Preferred stock must have priority with respect to both dividends and liquidation, and dividends must be cumulative and may not be declared if asset coverage on the preferred falls below 200%. Preferred shareholders of the Funds are entitled to elect at least two directors and have one vote per share with certain class voting rights. The Funds may issue options and warrants only on a pro rata basis to all shareholders and such options and warrants must expire within 120 days after issuance. Preferred shareholders may elect a majority of the Board if dividends are not paid for two years. The Funds may only pay capital gain distributions twice a year, currently, and the source of all distributions must be noted for shareholders.

BDCs are subject to the same capitalization constraints as above with three important exceptions. First, they may issue warrants (up to 10 years) with debt for up to 25% of the fully diluted voting securities upon shareholder approval and may issue options to management as incentive compensation (subject to a 20% cap which is counted in and in some cases reduces the 25% overall cap on options and warrants and subject to the absence of profit sharing compensation for management and performance fees in favor of an investment advisor). Second, the asset coverage requirement for debt is 200% rather than 300%. Third, BDCs may issue multiple classes of debt. As BDCs, the Funds may also pay capital gain dividends as often as they choose.

Like CECs, BDCs generally may not sell their securities for services or other property (other than cash and securities) and generally may not sell common shares at less than net asset value. There are exceptions for CECs and BDCs to the net asset value pricing requirement for rights offerings, offerings approved by shareholders, reorganizations and certain conversions or warrant exercises. As BDCs, the Funds will have additional exceptions for sales by operating subsidiaries, for permitted warrants and options and for offerings within one year after shareholder approval. Both CECs and BDCs may repurchase securities only pursuant to tender offers, in the open market after notice to shareholders or pursuant to other programs permitted by the Securities and Exchange Commission (the “SEC”) (such as private purchases at the lower of net asset value or market value).

Investments.  As CECs, the Funds are required to and have stated their policies with regard to borrowing money, issuing senior securities, underwriting activities, investing in real estate or commodities, making loans and portfolio turnover. These policies are considered to be “fundamental” and may not be changed without shareholder approval.

In addition, as BDCs, the Funds must have at least 70% of their assets invested in “qualifying securities” in order to make any investment other than in qualifying securities. Qualifying securities generally consist of the following categories:

(1)  securities of domestic companies that are not investment companies (other than a small business investment company wholly owned by the BDC) or companies that would be investment companies but for certain exclusions under the 1940 Act for financial companies (“permitted companies”) (A) that have no class of securities listed on a national securities exchange or have a class of securities listed on a national securities exchange but have an aggregate market value of less than $250 million of common equity securities outstanding or (B) being publicly traded but with respect to which the BDC made an investment when the issuer qualified under clause (A) above, has not significantly sold down its position and remains one of the 20 largest shareholders of record;

(2)  securities of permitted companies that are controlled by the BDC alone or as part of a group acting together, on which the BDC has board representation and over which it actually exercises a controlling influence;

(3)  securities of permitted companies that are in or emerging from bankruptcy or similar reorganization proceedings or are unable to meet their obligations without material assistance other than conventional financing;

(4)  securities for which there is no ready market of permitted companies of which the Funds own, immediately prior to such purchase, at least 60% of the equity on a fully diluted basis;

(5)  securities received in respect of securities in categories (1)-(4) above; and

(6)  cash items, U.S. Government securities and high quality short term debt securities.

As BDCs, the remaining 30% of the Funds’ assets may be invested in anything consistent with the BDCs’ objectives. The character of a BDC’s investment is established at the time the investment is made and is not altered by subsequent events. For example, a private placement investment in a permitted company stock will continue to qualify as a category 1 security even if the stock subsequently would no longer be considered a qualifying security. However, additional investments after the permitted company’s outstanding common equity securities are traded on a national securities exchange and have an aggregate value of $250 million or more will not be qualifying investments unless category 1(B) or 2 is applicable. Similarly, in order for a purchase to qualify under categories 1, 3 or 4, the BDC may not purchase such securities in a public offering and in order to qualify under categories 1(B) or 3, the BDC must make the purchase from the permitted company or an affiliate or recent affiliate of the permitted company. Loans are treated as securities when made or held by BDCs.

Filing Obligations.  The Funds are currently required to report annual and semi-annual shareholder reports as CECs on specially designed investment company forms. However, BDCs file the same financial statements and reports as do other operating companies (e.g., 10-Q, 10-K, etc.).

Comparison of CECs and BDCs

The following is a summary of the material differences and similarities between operating as a CEC and a BDC. While SVCF believes that this summary covers the material differences and similarities, this summary may not contain all of the information that is important to you. In addition, the identification of certain of the differences as material is not intended to indicate that other differences that are equally important do not exist. You should carefully read this entire Consent Solicitation Statement and the other documents referenced in this Consent Solicitation Statement for a more complete understanding of the differences between being a CEC and a BDC.

Subject	CEC	BDC
Capitalization	• A CEC may not issue debt unless asset coverage is at least 300% immediately after giving effect to the issuance.	• A BDC may not issue debt unless asset coverage is at least 200% immediately after giving effect to the issuance.
	• A CEC may not issue preferred stock unless asset coverage is at least 200% immediately after giving effect to the issuance.	• A BDC may not issue preferred stock unless asset coverage is at least 200% immediately after giving effect to the issuance.
	• Dividends may not be declared if asset coverage requirements are not satisfied.	• Dividends may not be declared if asset coverage requirements are not satisfied.
	• Only a single class of debt is permitted.	• Multiple classes of debt are permitted.
	• Only a single class of preferred stock is permitted.	• Only a single class of preferred stock is permitted.
• BDCs have the ability to issue warrants and convertible debt.
• BDCs have greater ability to offer common stock below net asset value.
Investments

•

A CEC is required to adopt “fundamental policies” with regard to borrowing money, issuing senior securities, underwriting activities, investing in real estate or commodities, making loans and portfolio turnover.

•

A BDC is not subject to any issuer diversification or industry concentration requirements and is not required to adopt any “fundamental policies.” Nevertheless, the Funds will retain their existing fundamental policies.

	º “Fundamental policies” may not be changed without shareholder approval.	• A BDC may not invest in other assets unless it has at least 70% of its assets in “qualifying securities.”

•

A CEC must determine whether to “concentrate” its investments in one or more industries or groups of industries (i.e., invest more than 25% or more of its assets in such industries or groups of industries) or to be “unconcentrated.”

º Qualifying securities consist of:

Subject	CEC	BDC

    º

Once a CEC becomes concentrated, it cannot shift concentrations, nor can it shift to “unconcentrated” status, except with shareholder approval or in previously specified circumstances that cannot be modified without shareholder approval.

        •

(1) securities of domestic companies that are not investment companies (other than a small business investment company wholly owned by the BDC) or companies that would be investment companies but for certain exclusions under the 1940 Act for financial companies (“permitted companies”) (A) that have no class of securities listed on a national securities exchange or have a class of securities listed on a national securities exchange but have an aggregate market value of less than $250 million of common equity securities outstanding or (B) being publicly traded but with respect to which the BDC made an investment when the issuer qualified under clause (A) above, has not significantly sold down its position and remains one of the 20 largest shareholders of record;

        •

(2) securities of permitted companies that are controlled by the BDC alone or as part of a group acting together, on which the BDC has board representation and over which it actually exercises a controlling influence;

        •

(3) securities of permitted companies that are in or emerging from bankruptcy or similar reorganization proceedings or are unable to meet their obligations without material assistance other than conventional financing;

Subject	CEC	BDC
• (4) securities for which there is no ready market of permitted companies of which the Funds own, immediately prior to such purchase, at least 60% of the equity on a fully diluted basis;
• (5) securities received in respect of securities in categories (1) – (4) above; and
• (6) cash items, U.S. Government securities and high quality short term debt securities.
• The remaining 30% of the BDC’s assets may be invested in anything consistent with the BDCs’ objectives.
Managerial Assistance	• No managerial assistance requirement.

•

In order to count portfolio securities as qualifying securities, a BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities significant managerial assistance.

Investment Manager Compensation

•

A CEC with an investment advisor may not pay compensation based on gains to its advisor unless all common shareholders satisfy certain net worth or investment tests or the fees are structured as fulcrum fees.

• A BDC may pay a gains based performance fee of up to 20% of realized gains (net of realized and unrealized losses) if it does not have an option or profit sharing plan.
	• CECs with external investment advisors may also pay advisory fees that are not based on realized or unrealized gains.	• BDCs with external investment advisors may also pay advisory fees that are not based on realized or unrealized gains.
	• Required to be approved by board, including the independent directors, and by shareholders.	• Required to be approved by board, including the independent directors, and by shareholders.
Director Independence	• 40% of board required to be independent, although it increases to majority if choosing to rely on certain rules under the 1940 Act.	• Majority of board required to be independent.

Subject	CEC	BDC
Relationships with Affiliates	• The 1940 Act imposes stringent conflict of interest restrictions on both close and remote affiliates of CECs.	• BDCs generally are subject to similar stringent conflict of interest restrictions on both close and remote affiliates, with one minor exception:

    º

For example, as a general matter, affiliates cannot purchase or sell any property from or to the investment company as principal, cannot act as an agent in the purchase or sale of property except with respect to securities (and then only as a broker under prescribed compensation limits) and cannot act as a principal in any joint transactions or profit sharing arrangements in which the CEC is a participant.

º Exception: there is a special rule for BDCs that permits the independent directors of the BDC to authorize certain transactions that otherwise would be prohibited.

    º

The classes of affiliates subject to these prohibitions include officers, directors, 5% or greater shareholders, portfolio companies in which the CEC is a 5% or greater shareholder, persons who control, are controlled by or are under common control with the CEC, investment advisors and other persons who have any of the foregoing relationships with any of the foregoing persons.

Governance	• Directors owe fiduciary duties to shareholders.	• BDC are subject to the same governance standards under the 1940 Act as CECs.

    º

The 1940 Act imposes on the advisor and directors and officers of a CEC fiduciary duties a violation of which involving personal misconduct can be the subject of complaint by the SEC in the United States federal courts.

Subject	CEC	BDC
º The 1940 Act prohibits protecting directors and officers from, and indemnification of officers and directors against, willful misfeasance, bad faith, gross negligence or reckless disregard of duties.
• Board of directors must approve compliance policies for the company after finding that they are reasonably designed to prevent violations of the federal securities laws.

•

The 1940 Act also requires CECs to adopt a code of ethics and insider trading policies. Pursuant to the code of ethics, each officer, director and certain other persons who have access to portfolio decisions must report quarterly all transactions in securities beneficially owned by them. Exceptions are made for independent directors who do not have contemporaneous knowledge of securities purchased or sold, or considered for purchase or sale, by the company.

•

CECs must have a chief compliance officer who is approved by and reports directly to the board of directors, whose compensation is approved by the board of directors and who cannot be terminated except by the board of directors.

Loans to Affiliates	• A CEC may not make loans to any person that controls it or is under common control with it (other than through the same controlling person).	• Similar restriction applies to BDCs.

Subject	CEC	BDC
Tax and Accounting Matters

•

For United States federal income tax purposes, a company that registers as a CEC will not be subject to corporate level tax if it qualifies and elects to be taxed as a regulated investment company or “RIC” and distributes all of its taxable income to investors on a timely basis. A CEC is eligible to elect RIC status if, in general, (i) at least 90% of its annual gross income is derived from certain passive sources, (ii) it satisfies certain diversification tests (tested on a quarterly basis) generally requiring that no particular investment be greater than 25% of the company’s assets when made and that at least 50% of the company’s assets be in positions constituting less than 5% of the company’s assets and less than 10% of the issuer’s voting power when made, (iii) it has no accumulated earnings and profits from years during which it was taxable as a C corporation and (iv) it distributes to shareholders each year 90% of its taxable income. A RIC is subject to corporate tax on its undistributed taxable income. To avoid such tax, a RIC typically distributes all of its taxable income each year on a timely basis.

• Same for a BDC.
Books and Records	• CECs are required to maintain detailed books and records of all securities transactions and positions and other matters and to make such records available to the SEC upon request.	• Same for a BDC.
Custody and Bonding

•

All of the securities and cash of a CEC must be held in custody by a bank, trust company or eligible securities broker pursuant to a written agreement. The company and its officers and directors also must be bonded in accordance with SEC requirements.

• Same for a BDC.

Subject	CEC	BDC
SEC Filings	• CECs file financial statements and other information on forms specially designed for investment companies.	• BDCs file the same financial statements and reports as operating companies (e.g., 10-Q, 10-K, etc.).

Appendix B — Form of Certificate of Incorporation for SVCF

CERTIFICATE OF INCORPORATION

OF

TCP CAPITAL CORP.

ARTICLE I

Section 1.1  The name of the Corporation is TCP Capital Corp. (hereinafter, the “Corporation”).

ARTICLE II

Section 2.1  The address of the registered office of the Corporation in the State of Delaware is 1209 in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

ARTICLE III

Section 3.1  The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the “GCL”).

ARTICLE IV

Section 4.1  The total number of shares of stock which the Corporation shall have authority to issue is three hundred million (300,000,000) shares of which the Corporation shall have authority to issue two hundred million (200,000,000) shares of common stock (the “Common Shares”), each having a par value of one one-thousandth of a dollar ($0.001), and one hundred million (100,000,000) shares of preferred stock (the “Preferred Shares”), each having a par value of one one-thousandth of a dollar ($0.001).

Section 4.2  Common Shares

(a)  Voting Rights. Except as otherwise required by law or this Certificate of Incorporation, holders of record of Common Shares shall have one vote in respect of each share of stock held by such holder of record on the books of the Corporation for the election of directors and on all other matters submitted to a vote of stockholders of the Corporation.

(b)  Dividends. Holders of Common Shares shall be entitled to receive proportionately, when, as and if declared by the Board of Directors, out of the assets of the Corporation legally available therefor, dividends payable either in cash, in property or in shares of capital stock.

(c)  Liquidation, Dissolution, or Winding Up. In the event of a dissolution, liquidation or winding up of the affairs of the Corporation (“Liquidation”), holders of Common Shares shall be entitled, unless otherwise provided by law or this Certificate of Incorporation, to receive, after payment of all of the liabilities of the Corporation and redemption or other retirement of all of the Preferred Shares of the Corporation, or after money sufficient therefore shall have been set aside, all of the remaining assets of the Corporation of whatever kind available for distribution to stockholders ratably in proportion to the number of Common Shares held by them respectively.

Section 4.3  Preferred Shares.

(a)  The Board of Directors is expressly authorized to provide for the issuance of all or any of the Preferred Shares in one or more series, and to fix for each such series such voting powers, full or limited, or no voting powers, and such distinctive designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated and expressed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series and as may be permitted by the GCL, including, without limitation, the authority to provide that any such series may be (i) subject to redemption at such time or times and at such price or prices; (ii) entitled to receive dividends (which may be cumulative or non-cumulative) at such rates, on such conditions, and at such times, and payable in preference to, or in such relation to, the dividends payable

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on any other class or classes or any other series; (iii) entitled to such rights upon the dissolution of, or upon any distribution of the assets of, the Corporation; or (iv) convertible into, or exchangeable for, shares of any other class or classes of stock, or of any other series of the same or any other class or classes of stock, of the Corporation at such price or prices or at such rates of exchange and with such adjustments; all as may be stated in such resolution or resolutions. Any of the foregoing provisions shall be consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”) to the extent applicable.

(b)  Each share of each series of the Preferred Shares shall have the same relative rights and be identical in all respects with all the other shares of the same series, except that shares of any one series issued at different times may differ as to the dates, if any, from which dividends thereon shall be cumulative. Except as otherwise provided by law or specified in this ARTICLE IV, any series of the Preferred Shares may differ from any other series with respect to any one or more of the voting powers, designations, powers, preferences and relative, participating, optional and other special rights, if any, and the qualifications, limitations and restrictions thereof.

(c)  Before any dividends on any class of stock of the Corporation ranking junior to the Preferred Shares (other than dividends payable in shares of any class of stock of the Corporation ranking junior to the Preferred Shares) shall be declared or paid or set apart for payment, the holders of shares of each series of the Preferred Shares shall be entitled to such cash dividends, but only if, when and as declared by the Board of Directors out of funds legally available therefor, as they may be entitled to in accordance with the resolution or resolutions adopted by the Board of Directors providing for the issuance of such series, payable on such dates as may be fixed by or under direction of the Board of Directors or a committee thereof.

(d)  In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, before any payment or distribution of the assets of the Corporation shall be made to or set apart for the holders of shares of any class of stock of the Corporation ranking junior to the Preferred Shares, the holders, or to have set apart, of the shares of each series of the Preferred Shares shall be entitled to receive payment of the amount per share fixed in the resolution or resolutions adopted by the Board of Directors providing for the issuance of the shares of such series, plus an amount equal to all dividends accumulated and not yet paid thereon to the date of final distribution to such holders. If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation, or proceeds thereof, distributable among the holders of the shares of the Preferred Shares shall be insufficient to pay in full the preferential amount aforesaid, then such assets, or the proceeds thereof, shall be distributed among such holders ratably in accordance with the respective amounts which would be payable on such shares if all amounts payable thereon were paid in full. For the purposes of this paragraph (d), the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all of the property or assets of the Corporation or a consolidation or merger of the Corporation with one or more corporations shall not be deemed to be a dissolution, liquidation or winding up, voluntary or involuntary.

(e)  The term “junior stock,” as used in relation to the Preferred Shares, shall mean the Common Shares and any other class of stock of the Corporation hereafter authorized which by its terms shall rank junior to the Preferred Shares as to dividend rights and as to the distribution of assets upon liquidation, dissolution or winding up of the Corporation.

(f)  Before the Corporation shall issue any Preferred Shares of any series authorized as hereinbefore provided, a certificate setting forth a copy of the resolution or resolutions with respect to such series adopted by the Board of Directors of the Corporation pursuant to the foregoing authority vested in said Board of Directors shall be made, filed and recorded in accordance with the then applicable requirements, if any, of the laws of the State of Delaware, or, if no certificate is then so required, such certificate shall be signed and acknowledged on behalf of the Corporation by its president or a vice-president and its corporate seal shall be affixed thereto and attested by its secretary or an assistant secretary and such certificate shall be filed and kept on file at the registered office of the Corporation in the State of Delaware and in such other place or places as the Board of Directors shall designate.

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Section 4.4  Shares of any series of the Preferred Shares which shall be issued and thereafter acquired by the Corporation through purchase, redemption, conversion or otherwise, shall return to the status of authorized but unissued shares of the Preferred Shares, undesignated as to series, unless otherwise provided in any resolution or resolutions of the Board of Directors. Unless otherwise provided in the resolution or resolutions of the Board of Directors providing for the issuance thereof, the number of authorized shares of stock of any such series may be increased or decreased (but not below the number of shares thereof then outstanding) by resolution or resolutions of the Board of Directors and the filing of a certificate complying with the requirements referred to in subparagraph 4.3(f) above.

ARTICLE V

Section 5.1  Changes. The Board of Directors, by amendment to the Corporation’s Bylaws, is expressly authorized to change the number of directors without the consent of the stockholders to any number between two or nine and to allocate such number of directors among the classes as evenly as practicable.

Section 5.2  Elections. Elections of directors need not be by written ballot unless otherwise provided in the Corporation’s Bylaws.

Section 5.3  Removal of Directors. Any director may be removed from office at any time, with or without cause, by the action of the holders of at least eighty percent (80%) of the then outstanding shares of the Corporation’s capital stock entitled to vote for the election of the respective director.

Section 5.4  Vote Required to Amend or Repeal. The affirmative vote of the holders of at least eighty percent (80%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE V; provided, however, that if at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors (as defined in Section 9.1) have approved such amendment or repeal, the affirmative vote required for such amendment or repeal shall be a majority of such shares.

Section 5.5  Vacancies. Subject to the rights of the holders of any series of Preferred Shares, and unless the Board of Directors otherwise determines, all vacancies on the Board of Directors and newly created directorships resulting from any increase in the authorized number of directors shall be filled exclusively by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and shall not be filled by the stockholders.

ARTICLE VI

Section 6.1  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

Section 6.2  No director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Section 6.2 by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 6.3  In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation.

ARTICLE VII

Section 7.1  Special Meetings of Stockholders. Special meetings of the stockholders may be called for any purpose or purposes, unless otherwise prescribed by statute or this Certificate of Incorporation, only by

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the chairman, vice-chairman, chief executive officer or president or by a resolution duly adopted by a majority of the members of the Board of Directors. The ability of stockholders to call a special meeting of stockholders is hereby specifically denied.

Section 7.2  Action by Written Consent. Any action required or permitted to be taken by the stockholders must be effected at a duly called Annual or Special Meeting of Stockholders of the Corporation, and the ability of the stockholders to consent in writing to the taking of any action is hereby specifically denied.

Section 7.3  Vote Required to Amend or Repeal. The affirmative vote of the holders of at least eighty percent (80%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE VII.

ARTICLE VIII

Section 8.1  Amend or Repeal By-Laws. The Board of Directors is expressly empowered to adopt, amend or repeal the By-laws of the Corporation; provided, however, that any adoption, amendment or repeal of the By-laws by the Board of Directors shall require the approval of at least sixty-six and two-thirds percent (66 2/3%) of the continuing directors (as defined in Section 9.1). The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote in connection with the election of directors of the Corporation.

Section 8.2  Vote Required to Amend or Repeal. The affirmative vote of the holders of at least eighty percent (80%) of the then outstanding shares of the Corporation’s capital stock entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend in any respect or repeal this ARTICLE VIII.

ARTICLE IX

Section 9.1  The conversion of the Corporation from a business development company to a closed-end investment company or an open-end investment company, the liquidation and dissolution of the Corporation, the merger or consolidation of the Corporation with any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same provisions as described in Sections 5.1, 5.4, 5.5, 5.6, 7.1, 7.2, 8.1, 8.2, 9.1 and 11.1 of this Certificate of Incorporation or the amendment of any of the provisions discussed herein shall require the approval of (i) the holders of at least eighty percent (80%) of the then outstanding Shares of the Corporation’s capital stock, voting together as a single class, or (ii) at least (A) a majority of the “continuing directors” and (B) the holders of a majority of the then outstanding Shares of each affected class or series of the Corporation’s capital stock, voting separately as a class or series. For purposes of this Certificate of Incorporation, a “continuing director” is a director who (x) (A) has been a director of the corporation for at least twelve months and (B) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation or (y) (A) is a successor to a continuing director, (B) who was appointed to the Board of Directors by at least a majority of the continuing directors and (C) is not a person or an affiliate of a person who enters into, or proposes to enter into, a business combination with the Corporation.

ARTICLE X

Section 10.1  Meetings of stockholders may be held within or without the State of Delaware, as the By-Laws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the By-Laws of the Corporation.

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ARTICLE XI

Section 11.1  Certain Transactions.

(a)  Notwithstanding any other provision of this Certificate of Incorporation and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of a majority of the Directors then in office followed by the affirmative vote of the holders of not less than eighty percent (80%) of the Shares of each affected class or series outstanding, voting as separate classes or series, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of Preferred Shares, whether now or hereafter authorized, or any agreement between the Corporation and any national securities exchange.

(b)  The term “Principal Shareholder” shall mean any corporation, Person (which shall mean and include individuals, partnerships, trusts, limited liability companies, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof) or other entity which is the beneficial owner, directly or indirectly, of ten percent (10%) or more of the outstanding Shares of any outstanding class or series and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, Person or other entity beneficially owns directly, (a) any corporation, Person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Corporation) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, Person or entity with which its “affiliate” or “associate” (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its “affiliate” or “associate” as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other Shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

(c)  This Section shall apply to the following transactions:

(i)  The merger or consolidation of the Corporation or any subsidiary of the Corporation with or into any Principal Shareholder.

(ii)  The issuance of any securities of the Corporation to any Principal Shareholder for cash (other than pursuant to any automatic dividend reinvestment plan or pursuant to any offering in which such Principal Shareholder acquires securities that represent no greater a percentage of any class or series of securities being offered than the percentage of the same class or series of securities beneficially owned by such Principal Shareholder immediately prior to such offering or, in the case of a class or series not then owned beneficially by such Principal Shareholder, the percentage of Shares beneficially owned by such Principal Shareholder immediately prior to such offering).

(iii)  The sale, lease or exchange of all or any substantial part of the assets of the Corporation to any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

(iv)  The sale, lease or exchange to the Corporation or any subsidiary thereof, in exchange for securities of the Corporation, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

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(v)  The purchase by the Corporation or any Person controlled by the Corporation of any Shares of the Corporation from such Principal Shareholder or any person to whom such Principal Shareholder shall have knowingly transferred such Shares other than pursuant to a tender offer available to all Shareholders of the same class or series in which such Principal Shareholder or transferee tenders no greater percentage of the Shares of such class or series than are tendered by all other Shareholders of such class or series in the aggregate.

(d)  The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if 80% of the continuing directors (as defined in Section 9.1) shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, in which case approval by a “majority of the outstanding voting securities,” as such term is defined in the 1940 Act, of the Corporation with each class and series of Shares voting together as a single class, except to the extent otherwise required by law, the 1940 Act or this Certificate of Incorporation with respect to any one or more classes or series of Shares, in which case the applicable proportion of such classes or series of Shares voting as a separate class or series, as case may be, also will be required, shall be the only vote of Shareholders required by this Section, or (ii) any such transaction with any entity of which a majority of the outstanding shares of all classes and series of a stock normally entitled to vote in elections of directors is owned of record or beneficially by the Corporation and its subsidiaries.

(e)  The Board of Directors shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Corporation whether (i) a corporation, person or entity beneficially owns any particular percentage of the outstanding Shares of any class or series, (ii) a corporation, person or entity is an “affiliate” or “associate” (as defined above) of another, (iii) the assets being acquired or leased to or by the Corporation or any subsidiary thereof constitute a substantial part of the assets of the Corporation and have an aggregate fair market value of less than five percent (5%) of the total assets of the Corporation, and (iv) the memorandum of understanding or agreement referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

ARTICLE XII

Section 12.1  The Corporation is to have perpetual existence.

ARTICLE XIII

Section 13.1  The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute or by this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

ARTICLE XIV

Section 14.1  The Corporation shall indemnify its directors and officers to the fullest extent authorized or permitted by law, as now or hereafter in effect, and such right to indemnification shall continue as to a person who has ceased to be a director or officer of the Corporation and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, the Corporation shall not be obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors. The right to indemnification conferred by this ARTICLE XIV shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.

Section 14.2  The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this ARTICLE XIV to directors and officers of the Corporation.

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Section 14.3  The rights to indemnification and to the advance of expenses conferred in this ARTICLE XIV shall not be exclusive of any other right which any person may have or hereafter acquire under this Certificate of Incorporation, the By-Laws of the Corporation, any statute, agreement, vote of stockholders or disinterested directors or otherwise.

Section 14.4  The rights to indemnification and to the advance of expenses conferred in this ARTICLE XIV shall be subject to the requirements of the 1940 Act to the extent applicable.

Section 14.5  Any repeal or modification of this ARTICLE XIV by the stockholders of the Corporation shall not adversely affect any rights to indemnification and to the advancement of expenses of a director or officer of the Corporation existing at the time of such repeal or modification with respect to any acts or omissions occurring prior to such repeal or modification.

ARTICLE XV

Section 15.1 The Corporation expressly elects not to be governed by Section 203(a) of Title 8 of the Delaware General Corporation Law.

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IN WITNESS WHEREOF, TCP Capital Corp. has caused this Certificate to be duly executed in its corporate name this ____ day of ___________, 2011.

TCP Capital Corp.

By:Name:
Title:

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Appendix C — Form of By-Laws for SVCF

BY-LAWS

OF

TCP CAPITAL CORP.

A Delaware Corporation

Effective ______, 2011

i

ii

BY-LAWS

OF

TCP CAPITAL CORP.

(hereinafter called the “Corporation”)

ARTICLE I

OFFICES

Section 1.  Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

Section 2.  Other Offices. The Corporation may also have offices at such other places, both within and without the State of Delaware, as the Board of Directors may from time to time determine.

ARTICLE II

MEETINGS OF STOCKHOLDERS

Section 1.  Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors. The Board of Directors may, in its sole discretion, determine that a meeting of the stockholders shall not be held at any place, but may instead be held solely by means of remote communication in the manner authorized by the General Corporation Law of the State of Delaware (the “DGCL”).

Section 2.  Annual Meetings. The Annual Meeting of Stockholders for the election of directors shall be held on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

Section 3.  Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the “Certificate of Incorporation”), Special Meetings of Stockholders, for any purpose or purposes, may be called by any of (i) the Chairman, if there be one, (ii) the Vice-Chairman, if there be one, (iii) the Chief Executive Officer, or (iv) the President, and shall be called by any such officer at the direction of a majority of the members of the Board of Directors. Such direction shall state the purpose or purposes of the proposed meeting. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto). The ability of the stockholders to call a Special Meeting of Stockholders is hereby specifically denied.

Section 4.  Nature of Business at Meetings of Stockholders. Only such business (other than nominations for election to the Board of Directors, which must comply with the provisions of Section 5 of this Article II) may be transacted at an Annual Meeting of Stockholders as is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the Annual Meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof), or (c) otherwise properly brought before the Annual Meeting by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 4 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting and (ii) who complies with the notice procedures set forth in this Section 4 of this Article II.

In addition to any other applicable requirements, for business to be properly brought before an Annual Meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation not less than one hundred and twenty (120) days nor more

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than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each matter such stockholder proposes to bring before the Annual Meeting, a brief description of the business desired to be brought before the Annual Meeting and the reasons for conducting such business at the Annual Meeting, and (b) as to the stockholder giving notice and the beneficial owner, if any, on whose behalf the proposal is being made, (i) the name and address of such person, (ii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between or among such person, or any affiliates or associates of such person, and any other person or persons (including their names) in connection with the proposal of such business and any material interest of such person or any affiliates or associates of such person, in such business, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person, (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting to bring such business before the meeting; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the Annual Meeting pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder.

A stockholder providing notice of business proposed to be brought before an Annual Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 4 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the Annual Meeting.

No business shall be conducted at the Annual Meeting of Stockholders except business brought before the Annual Meeting in accordance with the procedures set forth in this Section 4 of this Article II; provided, however, that, once business has been properly brought before the Annual Meeting in accordance with such procedures, nothing in this Section 4 of this Article II shall be deemed to preclude discussion by any stockholder of any such business. If the chairman of an Annual Meeting determines that business was not properly brought before the Annual Meeting in accordance with the foregoing procedures, the chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

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Nothing contained in this Section 4 of this Article II shall be deemed to affect any rights of stockholders to request inclusion of proposals in the Corporation’s proxy statement pursuant to Rule 14a-8 under the Exchange Act (or any successor provision of law).

Section 5.  Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Corporation, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any Annual Meeting of Stockholders, or at any Special Meeting of Stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Corporation (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 5 of this Article II and on the record date for the determination of stockholders entitled to notice of and to vote at such Annual Meeting or Special Meeting and (ii) who complies with the notice procedures set forth in this Section 5 of this Article II.

In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Corporation.

To be timely, a stockholder’s notice to the Secretary must be delivered to or be mailed and received at the principal executive offices of the Corporation (a) in the case of an Annual Meeting, not less than one hundred and twenty (120) days nor more than one hundred and fifty (150) days prior to the anniversary date of the immediately preceding Annual Meeting of Stockholders; provided, however, that in the event that the Annual Meeting is called for a date that is not within twenty-five (25) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure of the date of the Annual Meeting was made, whichever first occurs; and (b) in the case of a Special Meeting of Stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the Special Meeting was mailed or public disclosure of the date of the Special Meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an Annual Meeting or a Special Meeting called for the purpose of electing directors, or the public announcement of such an adjournment or postponement, commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

To be in proper written form, a stockholder’s notice to the Secretary must set forth the following information: (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) (A) the class or series and number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of such shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; and (iv) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice, and the beneficial owner, if any, on whose behalf the nomination is being made, (i) the name and record address of the stockholder giving the notice and the name and principal place of business of such beneficial owner; (ii) (A) the class or series and

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number of all shares of stock of the Corporation which are owned beneficially or of record by such person and any affiliates or associates of such person, (B) the name of each nominee holder of shares of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder, (C) whether and the extent to which any derivative instrument, swap, option, warrant, short interest, hedge or profit interest or other transaction has been entered into by or on behalf of such person, or any affiliates or associates of such person, with respect to stock of the Corporation and (D) whether and the extent to which any other transaction, agreement, arrangement or understanding (including any short position or any borrowing or lending of shares of stock of the Corporation) has been made by or on behalf of such person, or any affiliates or associates of such person, the effect or intent of any of the foregoing being to mitigate loss to, or to manage risk or benefit of stock price changes for, such person, or any affiliates or associates of such person, or to increase or decrease the voting power or pecuniary or economic interest of such person, or any affiliates or associates of such person, with respect to stock of the Corporation; (iii) a description of all agreements, arrangements, or understandings (whether written or oral) between such person, or any affiliates or associates of such person, and any proposed nominee or any other person or persons (including their names) pursuant to which the nomination(s) are being made by such person, and any material interest of such person, or any affiliates or associates of such person, in such nomination, including any anticipated benefit therefrom to such person, or any affiliates or associates of such person; (iv) a representation that the stockholder giving notice intends to appear in person or by proxy at the Annual Meeting or Special Meeting to nominate the persons named in its notice; and (v) any other information relating to such person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with the solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

A stockholder providing notice of any nomination proposed to be made at an Annual Meeting or Special Meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 5 of this Article II shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Annual Meeting or Special Meeting, and such update and supplement shall be delivered to or be mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Annual Meeting or Special Meeting.

No person shall be eligible for election as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 5 of this Article II. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

Section 6.  Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, if any, date and hour of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, and, in the case of a Special Meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, written notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to notice of and to vote at such meeting.

Section 7.  Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place, if any, thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such adjourned meeting are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting in accordance with the requirements of Section 6 hereof shall be given to each stockholder of record entitled to notice of and to vote at the meeting.

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Section 8.  Quorum. Unless otherwise required by applicable law or the Certificate of Incorporation, the holders of a not less than one-third of the Corporation’s capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 7 hereof, until a quorum shall be present or represented.

Section 9.  Voting. Stockholders shall have no power to vote on any matter except matters on which a vote of stockholders is required by applicable binding law, the Charter or a resolution of the Directors. Except as otherwise provided herein, any matter required to be submitted to stockholders and affecting one or more classes or series of stock shall require approval by the required vote of all the affected classes and series of stock voting together as a single class; provided, however, that as to any matter with respect to which a separate vote of any class or series of stock is required by the 1940 Act, such requirement as to a separate vote by that class or series of stock shall apply in addition to a vote of all the affected classes and series voting together as a single class. Stockholders of a particular class or series of stock shall not be entitled to vote on any matter that affects only one or more other classes or series of stock.

Unless otherwise required by law, the Certificate of Incorporation or these By-Laws, or permitted by the rules of any stock exchange on which the Corporation’s shares of stock are listed and traded, or a resolution of the Directors specifying a greater or a lesser vote requirement for the transaction of any item of business that properly comes before any meeting of stockholders (i) with respect to the election of directors, the affirmative vote of a plurality of the shares of stock represented in person or by proxy at any meeting at which a quorum is present shall be the act of the stockholders with respect to such matters, (ii) for all other items of business, the affirmative vote of a majority of the shares of stock represented in person or by proxy at any meeting at which a quorum is present and entitled to vote on the subject matter shall be the act of the stockholders with respect to such matter(s), and (iii) where a separate vote of one or more classes or series of shares of stock is required on any matter, the affirmative vote of a plurality of shares of stock or a majority of the shares of stock, as required by the preceding clauses of this paragraph, of such class or series of shares of stock represented in person or by proxy, at any meeting at which a quorum is present shall be the act of the stockholders of such class or series with respect to such matter.

Only stockholders of record shall be entitled to vote. Each full share shall be entitled to one vote and fractional shares of stock shall be entitled to a vote of such fraction. When any Share is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such share, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall be cast in accordance with applicable binding law.

There shall be no cumulative voting in the election or removal of Directors.

Section 10.  Proxies. Each stockholder entitled to vote at a meeting of the stockholders may authorize another person or persons to act for such stockholder as proxy, but no such proxy shall be voted upon after three years from its date, unless such proxy provides for a longer period. Without limiting the manner in which a stockholder may authorize another person or persons to act for such stockholder as proxy, the following shall constitute a valid means by which a stockholder may grant such authority:

(i)  A stockholder may execute a writing authorizing another person or persons to act for such stockholder as proxy. Execution may be accomplished by the stockholder or such stockholder’s authorized officer, director, employee or agent signing such writing or causing such person’s signature to be affixed to such writing by any reasonable means, including, but not limited to, by facsimile signature.

(ii)  A stockholder may authorize another person or persons to act for such stockholder as proxy by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the

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proxy to receive such transmission, provided that any such telegram, cablegram or other means of electronic transmission must either set forth or be submitted with information from which it can be determined that the telegram, cablegram or other electronic transmission was authorized by the stockholder. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information on which they relied.

Any copy, facsimile telecommunication or other reliable reproduction of the writing or transmission authorizing another person or persons to act as proxy for a stockholder may be substituted or used in lieu of the original writing or transmission for any and all purposes for which the original writing or transmission could be used; provided, however, that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or transmission.

Section 11.  List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting (i) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of the meeting, or (ii) during ordinary business hours, at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. If the meeting is to be held at a place, then the list shall be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present. If the meeting is to be held solely by means of remote communication, then the list shall also be open to the examination of any stockholder during the whole time of the meeting on a reasonably accessible electronic network, and the information required to access such list shall be provided with the notice of the meeting.

Section 12.  Record Date.

(a)  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of the stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of the stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 13.  Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 12 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of the stockholders.

Section 14.  Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of any meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the

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meeting to stockholders of record of the Corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

Section 15.  Inspectors of Election. In advance of any meeting of the stockholders, the Board of Directors, by resolution, the Chairman, the Chief Executive Officer or the President may appoint one or more inspectors to act at the meeting and make a written report thereof. If inspectors of election are not so appointed, the person acting as chair of any meeting of stockholders may, and on the request of any stockholder or stockholder proxy shall, appoint inspectors of election of the meeting. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by applicable law, inspectors may be officers, employees or agents of the Corporation. Each inspector, before entering upon the discharge of the duties of inspector, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by applicable law.

ARTICLE III

DIRECTORS

Section 1.  Number and Election of Directors. The Board of Directors shall consist of not less than two nor more than nine members, the exact number of which shall initially be fixed by the Incorporator and thereafter from time to time by the Board of Directors. Except as provided in Section 2 of this Article III, directors shall be elected by a plurality of the votes cast at each Annual Meeting of Stockholders and each director so elected shall hold office until the next Annual Meeting of Stockholders and until such director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. Directors need not be stockholders.

Section 2.  Vacancies. If the shareholders of any class or series are entitled separately to elect one or more Directors, a majority of the remaining Directors elected by that class or series or the sole remaining Director elected by that class or series may fill any vacancy among the number of Directors elected by that class or series. If the shareholders of any class or series are entitled separately to elect one or more Directors and no Director of such class or series remains, a majority of the remaining Directors (regardless of the class of shareholders entitled to vote for such Directors) may fill any vacancy. Any vacancy created by an increase in Directors may be filled by the appointment of an individual by a written instrument signed by a majority of the Directors then in office. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided herein, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors.

Section 3.  Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

Section 4.  Meetings. The Board of Directors and any committee thereof may hold meetings, both regular and special, either within or without the State of Delaware. Regular meetings of the Board of Directors or any committee thereof may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors or such committee, respectively. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the Chief Executive Officer, the President, or by a majority of the Directors. Special meetings of any committee of the Board of Directors may be called by the chairman of such committee, if there be one, the Chief Executive Officer, the President, or a majority of the Directors serving on such committee. Notice thereof stating the place, date and hour of the meeting shall be given to each director (or, in the case of a committee, to each member of such committee) either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone, telegram or electronic

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means on twenty-four (24) hours’ notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

Section 5.  Organization. At each meeting of the Board of Directors or any committee thereof, the Chairman of the Board of Directors or the chairman of such committee, as the case may be, or, in his or her absence or if there be none, a director chosen by a majority of the directors present, shall act as chairman. Except as provided below, the Secretary of the Corporation shall act as secretary at each meeting of the Board of Directors and of each committee thereof. In case the Secretary shall be absent from any meeting of the Board of Directors or of any committee thereof, an Assistant Secretary shall perform the duties of secretary at such meeting; and in the absence from any such meeting of the Secretary and all the Assistant Secretaries, the chairman of the meeting may appoint any person to act as secretary of the meeting. Notwithstanding the foregoing, the members of each committee of the Board of Directors may appoint any person to act as secretary of any meeting of such committee and the Secretary or any Assistant Secretary of the Corporation may, but need not if such committee so elects, serve in such capacity.

Section 6.  Resignations and Removals of Directors. Any director of the Corporation may resign from the Board of Directors or any committee thereof at any time, by giving notice in writing or by electronic transmission to the Chairman of the Board of Directors, if there be one, the Chief Executive Officer, the President or the Secretary of the Corporation and, in the case of a committee, to the chairman of such committee, if there be one. Such resignation shall take effect at the time therein specified or, if no time is specified, immediately; and, unless otherwise specified in such notice, the acceptance of such resignation shall not be necessary to make it effective. Except as otherwise required by applicable law and subject to the rights, if any, of the holders of shares of preferred stock then outstanding, any director or the entire Board of Directors may be removed from office at any time by the affirmative vote of the holders of at least seventy-five percent (75%) of the issued and outstanding capital stock of the Corporation entitled to vote in the election of directors. Any director serving on a committee of the Board of Directors may be removed from such committee at any time by the Board of Directors.

Section 7.  Quorum. Except as otherwise required by law, or the Certificate of Incorporation or the rules and regulations of any securities exchange or quotation system on which the Corporation’s securities are listed or quoted for trading, at all meetings of the Board of Directors or any committee thereof, a majority of the entire Board of Directors or a majority of the directors constituting such committee, as the case may be, shall constitute a quorum for the transaction of business and the act of a majority of the directors or committee members present at any meeting at which there is a quorum shall be the act of the Board of Directors or such committee, as applicable. If a quorum shall not be present at any meeting of the Board of Directors or any committee thereof, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

Section 8.  Actions of the Board by Written Consent. Unless otherwise provided in the Certificate of Incorporation or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or such committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or such committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9.  Meetings by Means of Conference Telephone. Unless otherwise provided in the Certificate of Incorporation, these By-Laws or applicable law, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 9 shall constitute presence in person at such meeting.

Section 10.  Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation. Each member of a committee must meet the requirements for membership, if any, imposed by applicable law and the rules and regulations of any

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securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. Subject to the rules and regulations of any securities exchange or quotation system on which the securities of the Corporation are listed or quoted for trading, in the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another qualified member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee, to the extent permitted by law and provided in the resolution establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it. Each committee shall keep regular minutes and report to the Board of Directors when required. Notwithstanding anything to the contrary contained in this Article III, the resolution of the Board of Directors establishing any committee of the Board of Directors and/or the charter of any such committee may establish requirements or procedures relating to the governance and/or operation of such committee that are different from, or in addition to, those set forth in these By-Laws and, to the extent that there is any inconsistency between these By-Laws and any such resolution or charter, the terms of such resolution or charter shall be controlling.

Section 11.  Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary for service as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for service as committee members.

Section 12.  Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because any such director’s or officer’s vote is counted for such purpose if: (i) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director’s or officer’s relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

ARTICLE IV

OFFICERS

Section 1.  General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a Chief Executive Officer, a Chief Financial Officer and a Secretary. The Board of Directors, in its discretion, also may choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, a Chief Financial Officer, Assistant Secretaries, Assistant Treasurers and other officers. Any number of offices may be held by the same person, unless otherwise prohibited by law, the Certificate of Incorporation or these By-Laws. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

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Section 2.  Election. The Board of Directors shall elect the officers of the Corporation who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and each officer of the Corporation shall hold office until such officer’s successor is elected and qualified, or until such officer’s earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3.  Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chief Executive Officer, the President or any Vice President or any other officer or agent authorized to do so by the Board of Directors and any such officer or agent may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any entity in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

Section 4.  Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall possess the same power as the Chief Executive Officer to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the Chief Executive Officer, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the Chief Executive Officer. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors.

Section 5.  Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The Chief Executive Officer shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the Chief Executive Officer. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the Chief Executive Officer shall preside at all meetings of the stockholders and, provided the Chief Executive Officer is also a director, the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

Section 6.  Vice Presidents. At the request of the Chief Executive Officer or in the Chief Executive Officer’s absence or in the event of the Chief Executive Officer’s inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there are more than one (in the order designated by the Board of Directors), shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

Section 7.  Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of the stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary

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shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the Chief Executive Officer, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer’s signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

Section 8.  Chief Financial Officer. The Chief Financial Officer shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all securities, moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Chief Financial Officer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Chief Financial Officer and of the financial condition of the Corporation. If required by the Board of Directors, the Chief Financial Officer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Chief Financial Officer and for the restoration to the Corporation, in case of the Chief Financial Officer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Chief Financial Officer’s possession or under the Chief Financial Officer’s control belonging to the Corporation.

Section 9.  Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary’s inability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

Section 10.  Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Chief Financial Officer, and in the absence of the Chief Financial Officer or in the event of the Chief Financial Officer’s inability or refusal to act, shall perform the duties of the Chief Financial Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Financial Officer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer’s death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer’s possession or under the Assistant Treasurer’s control belonging to the Corporation.

Section 11.  Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

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ARTICLE V

STOCK

Section 1.  Shares of Stock. The shares of capital stock of the Corporation shall be represented by a certificate, unless and until the Board of Directors of the Corporation adopts a resolution permitting shares to be uncertificated. Notwithstanding the adoption of any such resolution providing for uncertificated shares, every holder of capital stock of the Corporation theretofore represented by certificates and, upon request, every holder of uncertificated shares, shall be entitled to have a certificate for shares of capital stock of the Corporation signed by, or in the name of the Corporation by, (a) the Chairman of the Board, the Vice Chairman of the Board, the Chief Executive Officer, the President or any Executive Vice President, and (b) the Chief Financial Officer, the Secretary or an Assistant Secretary, certifying the number of shares owned by such stockholder in the Corporation.

Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 3.  Lost Certificates. The Board of Directors may direct a new certificate or uncertificated shares be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issuance of a new certificate or uncertificated shares, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or such owner’s legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of such certificate or the issuance of such new certificate or uncertificated shares.

Section 4.  Transfers. Stock of the Corporation shall be transferable in the manner prescribed by applicable law and in these By-Laws. Transfers of stock shall be made on the books of the Corporation, and in the case of certificated shares of stock, only by the person named in the certificate or by such person’s attorney lawfully constituted in writing and upon the surrender of the certificate therefor, properly endorsed for transfer and payment of all necessary transfer taxes; or, in the case of uncertificated shares of stock, upon receipt of proper transfer instructions from the registered holder of the shares or by such person’s attorney lawfully constituted in writing, and upon payment of all necessary transfer taxes and compliance with appropriate procedures for transferring shares in uncertificated form; provided, however, that such surrender and endorsement, compliance or payment of taxes shall not be required in any case in which the officers of the Corporation shall determine to waive such requirement. With respect to certificated shares of stock, every certificate exchanged, returned or surrendered to the Corporation shall be marked “Cancelled,” with the date of cancellation, by the Secretary or Assistant Secretary of the Corporation or the transfer agent thereof. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

Section 5.  Dividend Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

Section 6.  Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to

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hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

Section 7.  Transfer and Registry Agents. The Corporation may from time to time maintain one or more transfer offices or agencies and registry offices or agencies at such place or places as may be determined from time to time by the Board of Directors.

ARTICLE VI

NOTICES

Section 1.  Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person’s address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under applicable law, the Certificate of Incorporation or these By-Laws shall be effective if given by a form of electronic transmission if consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed to be revoked if (i) the Corporation is unable to deliver by electronic transmission two (2) consecutive notices by the Corporation in accordance with such consent and (ii) such inability becomes known to the Secretary or Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice; provided, however, that the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action. Notice given by electronic transmission, as described above, shall be deemed given: (i) if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice; (ii) if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice; (iii) if by a posting on an electronic network, together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and (iv) if by any other form of electronic transmission, when directed to the stockholder. Notice to directors or committee members may be given personally or by telegram, telex, cable or by means of electronic transmission.

Section 2.  Waivers of Notice. Whenever any notice is required by applicable law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed by the person or persons entitled to notice, or a waiver by electronic transmission by the person or persons entitled to notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any Annual or Special Meeting of Stockholders or any regular or special meeting of the directors or members of a committee of directors need be specified in any written waiver of notice unless so required by law, the Certificate of Incorporation or these By-Laws.

ARTICLE VII

GENERAL PROVISIONS

Section 1.  Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 8 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation’s capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for purchasing any of the shares of capital stock, warrants, rights, options, bonds, debentures, notes, scrip or other securities or

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evidences of indebtedness of the Corporation, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.

Section 2.  Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 3.  Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

ARTICLE VIII

INDEMNIFICATION

Section 1.  No Personal Liability of Directors or Officers. No Director, advisory board member or officer of the Fund shall be subject in such capacity to any personal liability whatsoever to any Person, save only liability to the Fund or its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty to such Person; and, subject to the foregoing exception, all such Persons shall look solely to the assets of the Fund for satisfaction of claims of any nature arising in connection with the affairs of the Fund. If any Director, advisory board member or officer, as such, of the Fund, is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such person shall not, on account thereof, be held to any personal liability. Any repeal or modification of the Charter or this Article VIII Section 1 shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 2.  Mandatory Indemnification.

(a)  The Fund hereby agrees to indemnify each person who is or was a Director, advisory board member or officer of the Fund (each such person being an “Indemnitee”) to the full extent permitted under the Charter. In addition, the Fund may provide greater but not lesser rights to indemnification pursuant to a contract approved by at least a majority of Directors between the Fund and any Indeminitee. Notwithstanding the foregoing, no Indemnitee shall be indemnified hereunder against any liability to any person or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of the Indemnitee’s position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”). Furthermore, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee (A) was authorized by a majority of the Directors or (B) was instituted by the Indemnitee to enforce his or her rights to indemnification hereunder in a case in which the Indemnitee is found to be entitled to such indemnification.

(b)  Notwithstanding the foregoing, unless otherwise provided in the Charter or in any agreement relating to indemnification between an Indemnitee and the Fund, no indemnification shall be made hereunder unless there has been a determination (i) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such Indemnitee is entitled to indemnification hereunder or, (ii) in the absence of such a decision, by (A) a majority vote of a quorum of those Directors who are both Independent Directors and not parties to the proceeding (“ Independent Non-Party Directors”), that the Indemnitee is entitled to indemnification hereunder, or (B) if such quorum is not obtainable or even if obtainable, if such majority so directs, legal counsel in a written opinion concludes that the Indemnitee should be entitled to indemnification hereunder.

(c)  Subject to any limitations provided by the 1940 Act and the Charter, the Fund shall have the power and authority to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Fund or serving in any capacity at the request of the Fund to the full extent permitted for corporations organized under the corporations laws of the state in which the Fund was formed, provided that such indemnification has been approved by a majority of the Directors.

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(d)  Any repeal or modification of the Charter or Section 2 of this Article VIII shall not adversely affect any right or protection of a Director, advisory board member or officer of the Fund existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

Section 3.  Good Faith Defined; Reliance on Experts. For purposes of any determination under this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in the best interests of the Fund, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person’s conduct was unlawful, if such person’s action is based on the records or books of account of the Fund, or on information supplied to such person by the officers of the Fund in the course of their duties, or on the advice of legal counsel for the Fund or on information or records given or reports made to the Fund by an independent certified public accountant or by an appraiser or other expert or agent selected with reasonable care by the Fund. The provisions of this Article VIII Section 3 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in this Article VIII. Each Director and officer or employee of the Fund shall, in the performance of his or her duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Fund, upon an opinion of counsel selected by the Board of Directors or a committee of the Directors, or upon reports made to the Fund by any of the Fund’s officers or employees or by any advisor, administrator, manager, distributor, dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Board of Directors or a committee of the Directors, officers or employees of the Fund, regardless of whether such counsel or expert may also be a Director.

Section 4.  Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 5.  Insurance. The Directors may maintain insurance for the protection of the Fund’s property, the shareholders, Directors, officers, employees and agents in such amount as the Directors shall deem adequate to cover possible tort liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the Investment Company Act of 1940.

Section 6.  Subrogation. In the event of payment by the Fund to an Indemnitee under the Charter or these Bylaws, the Fund shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute such documents and do such acts as the Fund may reasonably request to secure such rights and to enable the Fund effectively to bring suit to enforce such rights.

ARTICLE IX

AMENDMENTS

Section 1.  Amendments. The Directors shall have the power to amend or repeal the By-Laws or adopt new By-Laws at any time. Action by the Directors with respect to the By-Laws shall be taken by an affirmative vote of a majority of the Directors. The Directors shall in no event adopt By-Laws which are in conflict with the Certificate, and any apparent inconsistency shall be construed in favor of the related provisions in the Certificate. The Corporation’s By-Laws also may be adopted, amended, altered or repealed by the affirmative vote of the holders of at least eighty percent (80%) of the voting power of the shares entitled to vote in connection with the election of directors of the Corporation.

* * *

Adopted as of:
Last Amended as of:

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Appendix D — Form of New Investment Advisory Agreement for SVCF

INVESTMENT MANAGEMENT AGREEMENT

dated as of [ ], 2011

BY AND BETWEEN

TCP CAPITAL CORP.,
a Delaware Corporation

AND

TENNENBAUM CAPITAL PARTNERS, LLC,
a Delaware limited liability company

INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (the “Agreement”), dated as of [ ], 2011, is made by and between TCP Capital Corp. (the “Company”), a Delaware corporation which will elect to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”), and Tennenbaum Capital Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”).

1.  General Duties of the Investment Manager. Subject to the direction and control of the Company's Board of Directors (the “Board”) and subject to and in accordance with the terms of the Company's certificate of incorporation (the “Certificate of Incorporation”), the policies adopted or approved by the Board, as the same shall be amended from time to time, the conditions of any exemptive order obtained by or for the benefit of the Company from the Securities and Exchange Commission (the “SEC”) and this Agreement, the Investment Manager agrees to supervise and direct the investment and reinvestment of the assets and perform the duties set forth herein, and shall have such other powers with respect to the investment and leverage related functions of the Company as shall be delegated from time to time to the Investment Manager by the Board. The Investment Manager is hereby granted, and shall have, full power to take all actions and execute and deliver all necessary and appropriate documents and instruments on behalf of the Company in accordance with the foregoing. The Investment Manager shall endeavor to comply in all material respects with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations and the applicable provisions of any other agreements to which the Company is subject. Subject to the foregoing and the other provisions of this Agreement, and subject to the direction and control of the Board, the Investment Manager is hereby appointed as the Company's agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Company and to do or take all related acts, with the power of substitution, to acquire, dispose of or otherwise take action with respect to or affecting the Investments (as defined in Section 4(b) hereof), including, without limitation:

(a)  identifying and originating debt securities or debt obligations, including bank loans or interests therein (“Debt Obligations”); stock, warrants or other equity securities (“Securities”); and any other investments of any type of asset the Company is not prohibited by agreement or applicable law form investing in (all such assets together with Securities and Debt Obligations, “Investments”) to be purchased by the Company, selecting the dates for such purchases, and purchasing or directing the purchase of such Investments on behalf of the Company;

(b)  identifying Investments owned by the Company to be sold by the Company, selecting the dates for such sales, and selling such Investments on behalf of the Company;

(c)  negotiating and entering into, on behalf of the Company, documentation providing for the purchase and sale of Investments, including without limitation, confidentiality agreements and commitment letters;

(d)  structuring the terms of, and negotiating, entering into and/or consenting to, on behalf of the Company, documentation relating to Investments to be purchased, held, exchanged or sold by the Company, including any amendments, modifications or supplements with respect to such documentation;

(e)  exercising, on behalf of the Company, rights and remedies associated with Investments, including without limitation, rights to petition to place an obligor or issuer in bankruptcy proceedings, to vote to accelerate the maturity of an Investment, to waive any default, including a payment default, with respect to an Investment and to take any other action which the Investment Manager deems necessary or appropriate in its discretion in connection with any restructuring, reorganization or other similar transaction involving an obligor or issuer with respect to an Investment, including without limitation, initiating and pursuing litigation;

(f)  responding to any offer in respect of Investments by tendering the affected Investments, declining the offer, or taking such other actions as the Investment Manager may determine;

(g)  exercising all voting, consent and similar rights of the Company on its behalf in accordance with the Investment Manager's proxy voting guidelines and advising the Company with respect to matters concerning the Investments;

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(h)  advising and assisting the Company with respect to the valuation of the assets;

(i)  retaining legal counsel and other professionals (such as financial advisers) to assist in the structuring, negotiation, documentation, administration and modification and restructuring of Investments; and

(j)  if Special Value Continuation Partners, LP (“Portfolio Partnership”) exists, the Investment Manager will invest substantially all of the Company's assets for common limited partner interests in the Portfolio Partnership.

2.  [Reserved]

3.  No Joint Venture.

(a)  Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties with respect to the arrangements set forth in this Agreement. For all purposes hereof, the Investment Manager shall be deemed to be an independent contractor.

(b)  The Investment Manager will not be bound to follow any document to which the Company is a party or to which it is subject (or any amendment thereto) until it has received written notice thereof and until it has received a copy of the amendment; provided that if any such amendment materially and adversely affects the rights or duties of the Investment Manager, the Investment Manager shall not be obligated to respect or comply with the terms of such amendment unless it consents thereto. Subject to the fiduciary duty of the Board, the Company agrees that it shall not permit any such agreement or amendment to become effective unless the Investment Manager has been given prior written notice of such amendment and has consented thereto in writing.

(c)  The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors. The Investment Manager shall be fully protected in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of any of the Board and may also rely on opinions of the Investment Manager's counsel with respect to such instructions, directions and approvals. The Investment Manager shall also be fully protected when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons. The Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

4.  Limitations Relating to Investments.

(a)  Investments Requiring the Investment Committee's Approval. The Investment Manager will maintain the existence of an Investment Committee (the “Investment Committee”). The Investment Manager shall have the right to appoint any number of voting and non-voting members to the Investment Committee. The Investment Manager may appoint or remove any persons to or from the Investment Committee in its sole discretion. The Investment Committee will review and discuss the purchase and sale of all Investments other than short-term Investments in high quality debt, securities maturing in less than 367 days or investment funds whose portfolios at all times have an effective duration of less than 367 days and other than hedging and risk management transactions, and approval by a majority vote of the voting members of the Investment Committee will be required prior to the purchase or sale of any Investment required to be reviewed by the Investment Committee.

(b)  Investments. The Investment Manager may cause the Company from time to time to purchase, sell and take any other actions with respect to Investments.

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(c)  Company is not a Bank. The Investment Manager may not purchase any Debt Obligation if the related credit agreement, note, indenture or other documentation by its terms requires any such purchase to be made only by a bank, savings and loan, thrift, trust company or other similar deposit-taking institution.

(d)  Origination Fees. The Company shall, except to the extent the Investment Manager determines such sharing could cause the Company to fail to satisfy any requirement for qualification as a regulated investment company under Subchapter M of the Code, receive its pro-rata share, measured by the amount invested or proposed to be invested by the investors in any Investment, of any origination, structuring, or similar fees normally payable to lenders or structurers as compensation for services (“Origination or Similar Fees”) payable with respect to any Investment, whether or not any other investment funds or accounts for which the Investment Manager or its affiliated persons acts as investment adviser (the “Tennenbaum Accounts”) share in such fees. Notwithstanding anything herein, in the Certificate of Incorporation or in any other document to the contrary, to the extent that any Origination or Similar Fees with respect to the Company's share of such Investment are paid to the Investment Manager or any of its affiliated persons as additional compensation, such amount shall be reimbursed to the Company unless the exception to the preceding sentence is in effect, in which case such amount shall be paid to the other accounts participating in such Investment or returned to the party paying such Origination or Similar Fees.

(e)  Co-Investments. The Company may not co-invest with any account managed by the Investment Manager or its affiliated persons in any Investment except in accordance with applicable law, including any exemptive order applicable to the Company.

5.  Brokerage.

The Investment Manager shall effect all purchases and sales of securities in a manner consistent with the principles of best execution, taking into account net price (including commissions) and execution capability and other services which the broker or other intermediary may provide. In this regard, the Investment Manager may effect transactions which cause the Company to pay a commission in excess of a commission which another broker or other intermediary would have charged; provided, however, that the Investment Manager shall have first determined that such commission is reasonable in relation to the value of the brokerage or research services performed by that broker or other intermediary or that the Company is the sole beneficiary of the services paid for by such broker or other intermediary.

6.  Compensation.

(a)  The Investment Manager, for its services to the Company, will be entitled to receive a management fee (the “Base Management Fee”) from the Company and an incentive fee (the “Incentive Fee”). The Base Management Fee will be calculated at an annual rate of 1.50% of the Company's total assets (excluding cash and cash equivalents) and payable quarterly in arrears. For purposes of calculating the base management fee, “total assets” is determined without deduction for any borrowings or other liabilities. For the period from the date of commencement of the Company’s operations as a business development company (the “Commencement Date”) through the end of the first calendar quarter of the Company's operations as a business development company, the Base Management Fee will be calculated based on the initial value of the Company’s total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Commencement Date. Subsequently, the Base Management Fee will be calculated based on the value of the Company’s total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The Base Management Fees for any partial quarter will be appropriately pro rated.

(b)  For purposes of this Agreement, the total assets of the Company shall be calculated pursuant to the procedures adopted by the Board of Directors of the Company for calculating the value of the Company's assets.

(c)  The Incentive Fee will consist of two components and no Incentive Fee will be incurred except in respect of the period commencing January 1, 2013. During such period, each component of the Incentive Fee will be calculated and, if due, paid quarterly in arrears.

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(d)  The ordinary income component of the Incentive Fee is calculated as follows:

The ordinary income component will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid. Notwithstanding the foregoing provision, the Company will not be obligated to pay any ordinary income Incentive Fee to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is less than a 10% annual return on daily weighted average contributed common equity, less cumulative ordinary income and capital gains incentive compensation previously paid.

(e)  The capital gains component of the Incentive Fee is calculated as follows:

The capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. The capital gains component will be paid in full prior to payment of the ordinary income component. Notwithstanding the foregoing provision, the Company will not be obligated to pay any capital gains Incentive Fee to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is less than a 10% annual return on daily weighted average contributed common equity, less cumulative ordinary income and capital gains incentive compensation previously paid.

(f)  For purposes of the foregoing computations and the total return limitation:

(i)  “cumulative” means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

(ii)  “contributed common equity” means the value of the Company's net assets attributable to common shares as of December 31, 2012 plus the proceeds to the Company of all issuances of common shares less (A) offering costs of any securities or leverage facility of the Company or Portfolio Partnership, (B) all distributions by the Company representing a return of capital and (C) the total cost of all repurchases of common shares by the Company, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question and as determined on an accrual and consolidated basis.

(iii)  “ordinary income before incentive compensation” means the Company's interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees received from portfolio companies) during the period, minus the Company's operating expenses during the period (including the base management fee, expenses payable under the administration agreements, any interest expense and any dividends paid on any issued and outstanding preferred stock), plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as changes in contributed common equity, and without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

(iv)  “total return” means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of the Company for the period, in each case determined on an accrual and consolidated basis.

(g)  Notwithstanding anything to the contrary contained herein, (i) the Base Management Fee payable pursuant to this Section 6 shall be reduced by the amount of the Base Management Fee paid to the Investment Manager by the Portfolio Partnership pursuant to Section 6 of the Investment

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Management Agreement dated as of July 31, 2006 between the Portfolio Partnership and the Investment Manager, as amended and (ii) the Incentive Fee payable pursuant to this Section 6 shall be reduced by the amount of distributions made to the general partner of the Portfolio Partnership by the Portfolio Partnership pursuant to the Portfolio Partnership's partnership agreement dated as of July 31, 2006, as amended.

7.  Expenses.

The Company will be responsible for paying the compensation of the Investment Manager and any placement agent of any of its securities, due diligence and negotiation expenses, fees and expenses of custodians, administrators (including the Investment Manager or an affiliate in its capacity as administrator), transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, interest, taxes, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and all such other expenses as the Investment Manager is not responsible for (such as for services the Investment Manager is required to supervise rather than provide) and as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation, regulatory compliance or administration of the Company and any portfolio investments. Expenses associated with the general overhead of the Investment Manager will not be covered by the Company.

In addition, the Company shall pay, and shall reimburse the Investment Manager and its affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the conversion of the Company from a limited liability company to a corporation, the approval of the conversion and related matters by the Board of Directors and shareholders of the Company, the election, financing or operation of the Company as a business development company, including, without limitation, fees and expenses of offering the Company's shares or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating Investments including the structuring, negotiation, acquisition, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed Investments which are not consummated; reasonable premiums for insurance protecting the Company, the Investment Manager, any of its affiliates and any of its employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments will be made; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a company in which the Company invests in or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Investment; costs of reporting to the Company's shareholders, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of shareholder meetings and the solicitation of shareholder consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; and interest, distributions and fees under the agreements governing any indebtedness incurred by the Company and its shares.

On behalf of the Company, the Investment Manager may advance payment of any such fees and expenses of the Company, and the Company shall reimburse the Investment Manager therefor within 30 days following written request from the Investment Manager. Nothing in this Section 7 shall limit the ability of the Investment Manager to be reimbursed by any Person (including issuers or obligors of securities, instruments or obligations owned by the Company) for out-of-pocket expenses incurred by the Investment Manager in connection with the performance of services hereunder. The Investment Manager shall maintain complete and accurate records with respect to costs and expenses and shall furnish the Board with receipts or other written vouchers with respect thereto upon request of the Board.

8.  Services to Other Companies or Accounts.

(a)  The Investment Manager and its affiliated persons, employees or associates are in no way prohibited from, and intend to, spend substantial business time in connection with other businesses or activities, including, but not limited to, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or

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potential investments of the Company or any other person, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer or creditors' committee member of, adviser to, or participant in, any corporation, partnership, trust or other business entity. The Investment Manager and its affiliated persons may, and expect to, receive fees or other compensation from third parties for any of these activities, which fees will be for the benefit of their own account and not the Company.

(b)  In addition, the Investment Manager and its affiliated persons may manage accounts other than the Company that invest in assets eligible for purchase by the Company.

(c)  The Company may have the ability, under certain circumstances, to take certain actions that would have an adverse effect on accounts other than the Company. In these circumstances, the Investment Manager and its affiliated persons will act in a manner believed to be equitable to the Company and such other accounts, including co-investment in accordance with applicable laws, including the conditions of any exemptive relief obtained by the Company and the Investment Manager.

9.  Duty of Care and Loyalty. Except as otherwise required by law, none of the Investment Manager, or any its affiliated persons, directors, officers, employees, shareholders, managers, members, assigns, representatives or agents (each, an “Indemnified Person” and, collectively, the “Indemnified Persons”) shall be liable, responsible or accountable in damages or otherwise to the Company, any shareholder or any other person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys' fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person's capacity as a shareholder, if applicable) in connection with the establishment, management or operations of the Company or the management of its assets (including those in connection with serving on boards of directors of, or creditors' committees for, any Investment); provided that the foregoing exculpation shall not apply to any act or failure to act that arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of an Indemnified Person's duty to the Company or such shareholder, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing, all such Indemnified Persons shall look solely to the assets of the Company for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

10.  Indemnification.

(a)  To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of its assets and not out of the separate assets of any shareholder) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person's capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such person's action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person's activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the “Disinterested Non-Party Directors”) that the Indemnified Person is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if a majority so directs, independent legal counsel in a written opinion that concludes that

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the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

(b)  The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person's good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the Indemnified Person shall provide adequate security for his undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(c)  The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d)  Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company's officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

11.  Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms.

(a)  This Agreement shall become effective as of the time at which the Company elects to be treated as a business development company under the 1940 Act and, unless sooner terminated by the Company or Investment Manager as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Company for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company at the time outstanding and entitled to vote, and (ii) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Company at any time, without the payment of any penalty, upon giving the Investment Manager 60 days' notice (which notice may be waived by the Investment Manager), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or by the Investment Manager on 60 days' written notice (which notice may be waived by the Company). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms are given in the 1940 Act.

(b)  Notwithstanding anything herein to the contrary, Sections 6(c), 7, 9 and 10 of this Agreement shall survive any termination hereof.

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(c)  From and after the effective date of termination of this Agreement, the Investment Manager and its affiliated persons shall not be entitled to compensation for further services hereunder, but shall be paid all compensation and reimbursement of expenses accrued to the date of termination. Upon such termination, and upon receipt of payment of all compensation and reimbursement of expenses owed, the Investment Manager shall as soon as practicable (and in any event within 90 days after such termination) deliver to the Company all property (to the extent, if any, that the Investment Manager has custody thereof) and documents of the Company or otherwise relating to the assets of the Company then in the custody of the Investment Manager (although the Investment Manager may keep copies of such documents for its records). The Investment Manager agrees to use reasonable efforts to cooperate with any successor investment manager in the transfer of its responsibilities hereunder, and will, among other things, provide upon receipt of a written request by such successor investment manager any information available to it regarding any assets of the Company. The Investment Manager agrees that, notwithstanding any termination, it will reasonably cooperate in any proceeding arising in connection with this Agreement, any other agreement of which the company is subject or any Investment (excluding any such proceeding in which claims are asserted against the Investment Manager or any affiliated person of the Investment Manager) upon receipt of appropriate indemnification and expense reimbursement.

12.  Power of Attorney; Further Assurances.

In addition to the power of attorney granted to the Investment Manager in Section 1 of this Agreement, the Company hereby makes, constitutes and appoints the Investment Manager, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with the terms of this Agreement (a) to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents which the Investment Manager reasonably deems necessary or appropriate in connection with its investment management duties under this Agreement and as required by the 1940 Act and (b) to (i) subject to any policies adopted by the Board with respect thereto, exercise in its discretion any voting or consent rights associated with any securities, instruments or obligations included in the Company's assets, (ii) execute proxies, waivers, consents and other instruments with respect to such securities, instruments or obligations, (iii) endorse, transfer or deliver such securities, instruments and obligations and (iv) participate in or consent (or decline to consent) to any modification, work-out, restructuring, bankruptcy proceeding, class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan or transaction with regard to such securities, instruments and obligations. To the extent permitted by applicable law, this grant of power of attorney is irrevocable and coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Company; provided that this grant of power of attorney will expire, and the Investment Manager will cease to have any power to act as the Company's attorney-in-fact, upon termination of this Agreement in accordance with its terms. The Company shall execute and deliver to the Investment Manager all such other powers of attorney, proxies, dividend and other orders, and all such instruments, as the Investment Manager may reasonably request for the purpose of enabling the Investment Manager to exercise the rights and powers which it is entitled to exercise pursuant to this Agreement. Each of the Investment Manager and the Company shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with applicable laws and regulations and the terms of this Agreement.

13.  Amendment of this Agreement.

No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act. The Company shall promptly provide a copy of any such amendment or waiver to any party entitled thereto.

14.  Notices.

Unless expressly provided otherwise herein, any notice, request, direction, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received if sent by hand or by overnight courier, when personally delivered, if sent

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by telecopier, when receipt is confirmed by telephone, or if sent by registered or certified mail, postage prepaid, return receipt requested, when actually received if addressed as set forth below:

(a)	If to the Company:

TCP Capital Corp.
Attn: Mark K. Holdsworth
2951 28th St., Suite 1000
Santa Monica Blvd., CA 90405
Tel: (310) 566-1005
Fax: (310) 566-1010

(b) If to the Investment Manager:

Tennenbaum Capital Partners, LLC
Attn: Howard M. Levkowitz
2951 28th St., Suite 1000
Santa Monica, CA 90405
Tel: (310) 566-1004
Fax: (310) 566-1010

Either party to this Agreement may alter the address to which communications or copies are to be sent to it by giving notice of such change of address in conformity with the provisions of this Section 14.

15.  Binding Nature of Agreement; Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided herein.

16.  Entire Agreement.

This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

17.  Costs and Expenses.

The costs and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiation, preparation and execution of this Agreement, and all matters incident thereto, shall be borne by the Company.

18.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company in its capacity as Investment Manager are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company's request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records maintained by it in its capacity as Investment Manager that are required to be maintained by Rule 31a-1 under the 1940 Act.

19.  Titles Not to Affect Interpretation.

The titles of sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

20.  Provisions Separable.

The provisions of this Agreement are independent of and separable from each other, and, to the extent permitted by applicable law, no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

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21.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York and, to the extent inconsistent therewith, the 1940 Act.

22.  Execution in Counterparts.

This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TENNENBAUM CAPITAL PARTNERS, LLC

By:	TENNENBAUM CAPITAL PARTNERS, LLC, its Managing Member
By:	Michael E. Tennenbaum Member

SPECIAL VALUE CONTINUATION FUND, LLC

By:	Hugh Steven Wilson Chief Executive Officer

Appendix E — Form of New Investment Advisory Agreement for SVCP

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

dated as of July 31, 2006
and amended and restated as of [ ], 2011

BY AND BETWEEN

SPECIAL VALUE CONTINUATION PARTNERS, LP,
a Delaware limited partnership

AND

TENNENBAUM CAPITAL PARTNERS, LLC,
a Delaware limited liability company

AMENDED AND RESTATED
INVESTMENT MANAGEMENT AGREEMENT

This Investment Management Agreement (the “Agreement”), dated as of July 31, 2006, is made by and between Special Value Continuation Partners, LP (the “Company”), a Delaware limited partnership which will elect to be treated as a business development company under the Investment Company Act of 1940 (the “1940 Act”), and Tennenbaum Capital Partners, LLC (the “Investment Manager”), a Delaware limited liability company registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”). Capitalized terms used but not otherwise defined in this Agreement shall have the meanings given to them in the Partnership Agreement of the Company dated as of July 31, 2006 (as the same may be amended from time to time, the “Partnership Agreement”).

1.  General Duties of the Investment Manager.

Subject to the direction and control of the Company’s Board of Directors (the “Board”) and subject to the Partnership Agreement, the policies adopted or approved by the Board, as the same shall be amended from time to time, the conditions of any exemptive order obtained by or for the benefit of the Company from the Securities and Exchange Commission (the “SEC”) and this Agreement, the Investment Manager agrees to supervise and direct the investment and reinvestment of the assets and perform the duties set forth herein, and shall have such other powers with respect to the investment and leverage related functions of the Company as shall be delegated from time to time to the Investment Manager by the Board. The Investment Manager is hereby granted, and shall have, full power to take all actions and execute and deliver all necessary and appropriate documents and instruments on behalf of the Company in accordance with the foregoing. The Investment Manager shall endeavor to comply in all material respects with the 1940 Act and all rules and regulations thereunder, all other applicable federal and state laws and regulations and the applicable provisions of any other agreements to which the Company is subject. Subject to the foregoing and the other provisions of this Agreement, and subject to the direction and control of the Board, the Investment Manager is hereby appointed as the Company’s agent and attorney-in-fact with authority to negotiate, execute and deliver all documents and agreements on behalf of the Company and to do or take all related acts, with the power of substitution, to acquire, dispose of or otherwise take action with respect to or affecting the Investments (as defined in Section 4(b) hereof), including, without limitation:

(a)  identifying and originating debt securities or debt obligations, including bank loans or interests therein (“Debt Obligations”); stock, warrants or other equity securities (“Securities”); and any other investments of any type of asset the Company is not prohibited by agreement or applicable law form investing in (all such assets together with Securities and Debt Obligations, “Investments”) to be purchased by the Company, selecting the dates for such purchases, and purchasing or directing the purchase of such Investments on behalf of the Company;

(b)  identifying Investments owned by the Company to be sold by the Company, selecting the dates for such sales, and selling such Investments on behalf of the Company;

(c)  negotiating and entering into, on behalf of the Company, documentation providing for the purchase and sale of Investments, including without limitation, confidentiality agreements and commitment letters;

(d)  structuring the terms of, and negotiating, entering into and/or consenting to, on behalf of the Company, documentation relating to Investments to be purchased, held, exchanged or sold by the Company, including any amendments, modifications or supplements with respect to such documentation;

(e)  exercising, on behalf of the Company, rights and remedies associated with Investments, including without limitation, rights to petition to place an obligor or issuer in bankruptcy proceedings, to vote to accelerate the maturity of an Investment, to waive any default, including a payment default, with respect to an Investment and to take any other action which the Investment Manager deems necessary or appropriate in its discretion in connection with any restructuring, reorganization or other similar transaction involving an obligor or issuer with respect to an Investment, including without limitation, initiating and pursuing litigation;

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(f)  responding to any offer in respect of Investments by tendering the affected Investments, declining the offer, or taking such other actions as the Investment Manager may determine;

(g)  exercising all voting, consent and similar rights of the Company on its behalf in accordance with the Investment Manager’s proxy voting guidelines and advising the Company with respect to matters concerning the Investments;

(h)  advising and assisting the Company with respect to the valuation of the assets; and

(i)  retaining legal counsel and other professionals (such as financial advisers) to assist in the structuring, negotiation, documentation, administration and modification and restructuring of Investments.

2.  [Reserved]

3.  No Joint Venture.

(a)  Nothing in this Agreement shall be deemed to create a joint venture or partnership between the parties with respect to the arrangements set forth in this Agreement. For all purposes hereof, the Investment Manager shall be deemed to be an independent contractor.

(b)  The Investment Manager will not be bound to follow any document to which the Company is a party or to which it is subject (or any amendment thereto) until it has received written notice thereof and until it has received a copy of the amendment; provided that if any such amendment materially and adversely affects the rights or duties of the Investment Manager, the Investment Manager shall not be obligated to respect or comply with the terms of such amendment unless it consents thereto. Subject to the fiduciary duty of the Board, the Company agrees that it shall not permit any such agreement or amendment to become effective unless the Investment Manager has been given prior written notice of such amendment and has consented thereto in writing.

(c)  The Investment Manager may, with respect to the affairs of the Company, consult with such legal counsel, accountants and other advisors as may be selected by the Investment Manager. The Investment Manager shall be fully protected, to the extent permitted by applicable law, in acting or failing to act hereunder if such action or inaction is taken or not taken in good faith by the Investment Manager in accordance with the advice or opinion of such counsel, accountants or other advisors. The Investment Manager shall be fully protected in relying upon any writing signed in the appropriate manner with respect to any instruction, direction or approval of any of the Board and may also rely on opinions of the Investment Manager’s counsel with respect to such instructions, directions and approvals. The Investment Manager shall also be fully protected when acting upon any instrument, certificate or other writing the Investment Manager believes in good faith to be genuine and to be signed or presented by the proper person or persons. The Investment Manager shall be under no duty to make any investigation or inquiry as to any statement contained in any such writing and may accept the same as conclusive evidence of the truth and accuracy of the statements therein contained if the Investment Manager in good faith believes the same to be genuine.

4.  Limitations Relating to Investments.

(a)  Investments Requiring the Investment Committee’s Approval. The Investment Manager will maintain the existence of an Investment Committee (the “Investment Committee”). The Investment Manager shall have the right to appoint any number of voting and non-voting members to the Investment Committee. The Investment Manager may appoint or remove any persons to or from the Investment Committee in its sole discretion. The Investment Committee will review and discuss the purchase and sale of all Investments other than short-term Investments in high quality debt, securities maturing in less than 367 days or investment funds whose portfolios at all times have an effective duration of less than 367 days and other than hedging and risk management transactions, and approval by a majority vote of the voting members of the Investment Committee will be required prior to the purchase or sale of any Investment required to be reviewed by the Investment Committee.

(b)  Investments. The Investment Manager may cause the Company from time to time to purchase, sell and take any other actions with respect to Investments.

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(c)  Company is not a Bank. The Investment Manager may not purchase any Debt Obligation if the related credit agreement, note, indenture or other documentation by its terms requires any such purchase to be made only by a bank, savings and loan, thrift, trust company or other similar deposit-taking institution.

(d)  Origination Fees. The Company shall, except to the extent the Investment Manager determines such sharing could cause Special Value Continuation Fund, LLC (the “Parent”) to fail to satisfy any requirement for qualification as a regulated investment company under Subchapter M of the Code, receive its pro-rata share, measured by the amount invested or proposed to be invested by the investors in any Investment, of any origination, structuring, or similar fees normally payable to lenders or structurers as compensation for services (“Origination or Similar Fees”) payable with respect to any Investment, whether or not any other investment funds or accounts for which the Investment Manager or its affiliated persons acts as investment adviser (the “Tennenbaum Accounts”) share in such fees. Notwithstanding anything herein, in the Partnership Agreement or in any other document to the contrary, to the extent that any Origination or Similar Fees with respect to the Company’s share of such Investment are paid to the Investment Manager or any of its affiliated persons as additional compensation, such amount shall be reimbursed to the Company unless the exception to the preceding sentence is in effect, in which case such amount shall be paid to the other accounts participating in such Investment or returned to the party paying such Origination or Similar Fees.

(e)  Co-Investments. The Company may not co-invest with any account managed by the Investment Manager or its affiliated persons in any Investment except in accordance with applicable law, including any exemptive order applicable to the Company.

5.  Brokerage.

The Investment Manager shall effect all purchases and sales of securities in a manner consistent with the principles of best execution, taking into account net price (including commissions) and execution capability and other services which the broker or other intermediary may provide. In this regard, the Investment Manager may effect transactions which cause the Company to pay a commission in excess of a commission which another broker or other intermediary would have charged; provided, however, that the Investment Manager shall have first determined that such commission is reasonable in relation to the value of the brokerage or research services performed by that broker or other intermediary or that the Company is the sole beneficiary of the services paid for by such broker or other intermediary.

6.  Compensation.

(a)  The Investment Manager, for its services to the Company, will be entitled to receive a management fee (the “Base Management Fee”) from the Company and an incentive fee (the “Incentive Fee”). The Base Management Fee will be calculated at an annual rate of 1.50% of the Company’s total assets (excluding cash and cash equivalents) and payable quarterly in arrears. For purposes of calculating the base management fee, “total assets” is determined without deduction for any borrowings or other liabilities. For the period from the date of commencement of the Company’s operations as a business development company (the “Commencement Date”) through the end of the first calendar quarter of the Company’s operations as a business development company, the Base Management Fee will be calculated based on the initial value of the Company’s total assets (excluding cash and cash equivalents) as of a date as close as practicable to the Commencement Date. Subsequently, the Base Management Fee will be calculated based on the value of the Company’s total assets (excluding cash and cash equivalents) at the end of the most recently completed calendar quarter. The Base Management Fees for any partial quarter will be appropriately pro rated.

(b)  For purposes of this Agreement, the total assets of the Company shall be calculated pursuant to the procedures adopted by the Board of Directors of the Company for calculating the value of the Company’s assets.

(c)  The Incentive Fee will consist of two components and no Incentive Fee will be incurred except in respect of the period commencing January 1, 2013. During such period, each component of the Incentive Fee will be calculated and, if due, paid quarterly in arrears.

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(d)  The ordinary income component of the Incentive Fee is calculated as follows:

The ordinary income component will be the amount, if positive, equal to 20% of the cumulative ordinary income before incentive compensation, less cumulative ordinary income incentive compensation previously paid. Notwithstanding the foregoing provision, the Company will not be obligated to pay any ordinary income Incentive Fee to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is less than a 10% annual return on daily weighted average contributed common equity, less cumulative oridinary income and capital gains incentive compensation previously paid.

(e)  The capital gains component of the Incentive Fee is calculated as follows:

The capital gains component will be the amount, if positive, equal to 20% of the cumulative realized capital gains (computed net of cumulative realized losses and cumulative unrealized capital depreciation), less cumulative capital gains incentive compensation previously paid or distributed. The capital gains component will be paid in full prior to payment of the ordinary income component. Notwithstanding the foregoing provision, the Company will not be obligated to pay any capital gains Incentive Fee to the extent such amount would exceed 20% of the cumulative total return of the Company that exceeds a 10% annual return on daily weighted average contributed common equity, plus all of the cumulative total return that exceeds an 8% annual return on daily weighted average contributed common equity but is less than a 10% annual return on daily weighted average contributed common equity, less cumulative oridinary income and capital gains incentive compensation previously paid.

(f)  For purposes of the foregoing computations and the total return limitation:

(i)  “cumulative” means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

(ii)  “contributed common equity” means the value of the Company’s net assets attributable to common shares as of December 31, 2012 plus the proceeds to the Company of all issuances of common shares less (A) offering costs of any securities or leverage facility of the Company or Portfolio Partnership, (B) all distributions by the Company representing a return of capital and (C) the total cost of all repurchases of common shares by the Company, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question and as determined on an accrual and consolidated basis.

(iii)  “ordinary income before incentive compensation” means the Company’s interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees received from portfolio companies) during the period, minus the Company’s operating expenses during the period (including the base management fee, expenses payable under the administration agreements, any interest expense and any dividends paid on any issued and outstanding preferred stock), plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as changes in contributed common equity, and without reduction for any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

(iv)  “total return” means the amount equal to the combination of ordinary income before incentive compensation, realized capital gains and losses and unrealized capital appreciation and depreciation of the Company for the period, in each case determined on an accrual and consolidated basis.

(g)  Notwithstanding any of the provisions of Sections 6(c) – (f) above, the amounts calculated pursuant thereto shall be paid only if the Investment Manager or the Parent determines on the advice of counsel that (i) the distribution provisions set forth in the Partnership Agreement with respect to the

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General Partner of the Portfolio Partnership would be inconsistent with the requirements of the 1940 Act in any material respect and that such inconsistency would be unlikely to be able to be remedied without fundamental alteration of such provisions and without having a material adverse effect on any shareholder of the Parent and the General Partner of the Portfolio Partnership amends the Partnership Agreement to eliminate such distribution provisions or (ii) for any other reason such distribution provisions should not be utilized and the General Partner of the Portfolio Partnership amends the Partnership Agreement to eliminate such distribution provisions.

7.  Expenses.

The Company will be responsible for paying the compensation of the Investment Manager and any placement agent of any of its securities, due diligence and negotiation expenses, fees and expenses of custodians, administrators (including the Investment Manager or an affiliate in its capacity as administrator), transfer and distribution agents, counsel and directors, insurance, filings and registrations, proxy expenses, expenses of communications to investors, interest, taxes, portfolio transaction expenses, indemnification, litigation and other extraordinary expenses and all such other expenses as the Investment Manager is not responsible for (such as for services the Investment Manager is required to supervise rather than provide) and as are approved by the directors as being reasonably related to the organization, offering, capitalization, operation, regulatory compliance or administration of the Company and any portfolio investments. Expenses associated with the general overhead of the Investment Manager will not be covered by the Company.

In addition, the Company shall pay, and shall reimburse the Investment Manager and its affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the election, financing or operation of the Company as a business development company, including, without limitation, fees and expenses of offering the Company’s shares or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating Investments including the structuring, negotiation, acquisition, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed Investments which are not consummated; reasonable premiums for insurance protecting the Company, the Investment Manager, any of its affiliates and any of its employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments will be made; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a company in which the Company invests in or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Investment; costs of reporting to the Company’s shareholders, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of shareholder meetings and the solicitation of shareholder consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; and interest, distributions and fees under the agreements governing any indebtedness incurred by the Company and its shares.

On behalf of the Company, the Investment Manager may advance payment of any such fees and expenses of the Company, and the Company shall reimburse the Investment Manager therefor within 30 days following written request from the Investment Manager. Nothing in this Section 7 shall limit the ability of the Investment Manager to be reimbursed by any Person (including issuers or obligors of securities, instruments or obligations owned by the Company) for out-of-pocket expenses incurred by the Investment Manager in connection with the performance of services hereunder. The Investment Manager shall maintain complete and accurate records with respect to costs and expenses and shall furnish the Board with receipts or other written vouchers with respect thereto upon request of the Board.

8.  Services to Other Companies or Accounts.

(a)  The Investment Manager and its affiliated persons, employees or associates are in no way prohibited from, and intend to, spend substantial business time in connection with other businesses or activities, including, but not limited to, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or

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potential investments of the Company or any other person, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer or creditors’ committee member of, adviser to, or participant in, any corporation, partnership, trust or other business entity. The Investment Manager and its affiliated persons may, and expect to, receive fees or other compensation from third parties for any of these activities, which fees will be for the benefit of their own account and not the Company.

(b)  In addition, the Investment Manager and its affiliated persons may manage accounts other than the Company that invest in assets eligible for purchase by the Company.

(c)  The Company may have the ability, under certain circumstances, to take certain actions that would have an adverse effect on accounts other than the Company. In these circumstances, the Investment Manager and its affiliated persons will act in a manner believed to be equitable to the Company and such other accounts, including co-investment in accordance with applicable laws, including the conditions of any exemptive relief obtained by the Company and the Investment Manager.

9.  Duty of Care and Loyalty. Except as otherwise required by law, none of the Investment Manager, or any its affiliated persons, directors, officers, employees, shareholders, managers, members, assigns, representatives or agents (each, an “Indemnified Person” and, collectively, the “Indemnified Persons”) shall be liable, responsible or accountable in damages or otherwise to the Company, any shareholder or any other person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a shareholder, if applicable) in connection with the establishment, management or operations of the Company or the management of its assets (including those in connection with serving on boards of directors of, or creditors’ committees for, any Investment); provided that the foregoing exculpation shall not apply to any act or failure to act that arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of an Indemnified Person’s duty to the Company or such shareholder, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing, all such Indemnified Persons shall look solely to the assets of the Company for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

10.  Indemnification.

(a)  To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of its assets and not out of the separate assets of any shareholder) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person’s capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such person’s action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (the “Disinterested Non-Party Directors”) that the Indemnified Person is entitled to indemnification, or (2) if such quorum is not obtainable or even if obtainable, if a majority so directs, independent legal counsel in a written opinion that concludes that

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the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

(b)  The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (i) the Indemnified Person shall provide adequate security for his undertaking, (ii) the Company shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(c)  The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d)  Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

11.  Term of Agreement; Events Affecting the Investment Manager; Survival of Certain Terms.

(a)  This Agreement originally became effective as of the time at which the Company registered as an investment company with the SEC. The amendment and restatement hereof shall become effective on such date as the Company elects to be treated as a business development company under the 1940 Act and, unless sooner terminated by the Company or Investment Manager as provided herein, shall continue in effect for a period of two years. Thereafter, if not terminated, this Agreement shall continue in effect with respect to the Company for successive periods of 12 months, provided such continuance is specifically approved at least annually by both (i) the vote of a majority of the Board or the vote of a majority of the outstanding voting securities of the Company at the time outstanding and entitled to vote, and (ii) by the vote of a majority of the Directors who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. Notwithstanding the foregoing, this Agreement may be terminated by the Company at any time, without the payment of any penalty, upon giving the Investment Manager 60 days’ notice (which notice may be waived by the Investment Manager), provided that such termination by the Company shall be directed or approved by the vote of a majority of the Directors of the Company in office at the time or by the vote of the holders of a majority of the voting securities of the Company at the time outstanding and entitled to vote, or by the Investment Manager on 60 days’ written notice (which notice may be waived by the Company). This Agreement will also immediately terminate in the event of its assignment. As used in this Agreement, the terms “majority of the outstanding voting securities,” “interested person” and “assignment” shall have the same meanings as such terms are given in the 1940 Act.

(b)  Notwithstanding anything herein to the contrary, Sections 6(c), 7, 9 and 10 of this Agreement shall survive any termination hereof.

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(c)  From and after the effective date of termination of this Agreement, the Investment Manager and its affiliated persons shall not be entitled to compensation for further services hereunder, but shall be paid all compensation and reimbursement of expenses accrued to the date of termination. Upon such termination, and upon receipt of payment of all compensation and reimbursement of expenses owed, the Investment Manager shall as soon as practicable (and in any event within 90 days after such termination) deliver to the Company all property (to the extent, if any, that the Investment Manager has custody thereof) and documents of the Company or otherwise relating to the assets of the Company then in the custody of the Investment Manager (although the Investment Manager may keep copies of such documents for its records). The Investment Manager agrees to use reasonable efforts to cooperate with any successor investment manager in the transfer of its responsibilities hereunder, and will, among other things, provide upon receipt of a written request by such successor investment manager any information available to it regarding any assets of the Company. The Investment Manager agrees that, notwithstanding any termination, it will reasonably cooperate in any proceeding arising in connection with this Agreement, any other agreement of which the company is subject or any Investment (excluding any such proceeding in which claims are asserted against the Investment Manager or any affiliated person of the Investment Manager) upon receipt of appropriate indemnification and expense reimbursement.

12.  Power of Attorney; Further Assurances.

In addition to the power of attorney granted to the Investment Manager in Section 1 of this Agreement, the Company hereby makes, constitutes and appoints the Investment Manager, with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead, in accordance with the terms of this Agreement (a) to sign, execute, certify, swear to, acknowledge, deliver, file, receive and record any and all documents which the Investment Manager reasonably deems necessary or appropriate in connection with its investment management duties under this Agreement and as required by the 1940 Act and (b) to (i) subject to any policies adopted by the Board with respect thereto, exercise in its discretion any voting or consent rights associated with any securities, instruments or obligations included in the Company’s assets, (ii) execute proxies, waivers, consents and other instruments with respect to such securities, instruments or obligations, (iii) endorse, transfer or deliver such securities, instruments and obligations and (iv) participate in or consent (or decline to consent) to any modification, work-out, restructuring, bankruptcy proceeding, class action, plan of reorganization, merger, combination, consolidation, liquidation or similar plan or transaction with regard to such securities, instruments and obligations. To the extent permitted by applicable law, this grant of power of attorney is irrevocable and coupled with an interest, and it shall survive and not be affected by the subsequent dissolution or bankruptcy of the Company; provided that this grant of power of attorney will expire, and the Investment Manager will cease to have any power to act as the Company’s attorney-in-fact, upon termination of this Agreement in accordance with its terms. The Company shall execute and deliver to the Investment Manager all such other powers of attorney, proxies, dividend and other orders, and all such instruments, as the Investment Manager may reasonably request for the purpose of enabling the Investment Manager to exercise the rights and powers which it is entitled to exercise pursuant to this Agreement. Each of the Investment Manager and the Company shall take such other actions, and furnish such certificates, opinions and other documents, as may be reasonably requested by the other party hereto in order to effectuate the purposes of this Agreement and to facilitate compliance with applicable laws and regulations and the terms of this Agreement.

13.  Amendment of this Agreement.

No provision of this Agreement may be amended, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought. Any amendment of this Agreement shall be subject to the 1940 Act. The Company shall promptly provide a copy of any such amendment or waiver to any party entitled thereto.

14.  Notices.

Unless expressly provided otherwise herein, any notice, request, direction, demand or other communication required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received if sent by hand or by overnight courier, when personally delivered, if sent

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by telecopier, when receipt is confirmed by telephone, or if sent by registered or certified mail, postage prepaid, return receipt requested, when actually received if addressed as set forth below:

(a)	If to the Company:

Special Value Continuation Partners, LP
Attn: Mark K. Holdsworth
2951 28th St., Suite 1000
Santa Monica Blvd., CA 90405
Tel: (310) 566-1005
Fax: (310) 566-1010

(b)	If to the Investment Manager:

Tennenbaum Capital Partners, LLC
Attn: Howard M. Levkowitz
2951 28th St., Suite 1000
Santa Monica, CA 90405
Tel: (310) 566-1004
Fax: (310) 566-1010

Either party to this Agreement may alter the address to which communications or copies are to be sent to it by giving notice of such change of address in conformity with the provisions of this Section 14.

15.  Binding Nature of Agreement; Successors and Assigns.

This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns as provided herein.

16.  Entire Agreement.

This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, inducements and conditions, express or implied, oral or written, of any nature whatsoever with respect to the subject matter hereof. The express terms hereof control and supersede any course of performance or usage of the trade inconsistent with any of the terms hereof.

17.  Costs and Expenses.

The costs and expenses (including the fees and disbursements of counsel and accountants) incurred in connection with the negotiation, preparation and execution of this Agreement, and all matters incident thereto, shall be borne by the Company.

18.  Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Manager hereby agrees that all records which it maintains for the Company in its capacity as Investment Manager are the property of the Company and further agrees to surrender promptly to the Company any such records upon the Company’s request. The Investment Manager further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records maintained by it in its capacity as Investment Manager that are required to be maintained by Rule 31a-1 under the 1940 Act.

19.  Titles Not to Affect Interpretation.

The titles of sections contained in this Agreement are for convenience only, and they neither form a part of this Agreement nor are they to be used in the construction or interpretation hereof.

20.  Provisions Separable.

The provisions of this Agreement are independent of and separable from each other, and, to the extent permitted by applicable law, no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

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21.  Governing Law.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York and, to the extent inconsistent therewith, the 1940 Act.

22.  Execution in Counterparts.

This Agreement may be executed in separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

TENNENBAUM CAPITAL PARTNERS, LLC

By:

SPECIAL VALUE CONTINUATION PARTNERS, LP

By:	Hugh Steven Wilson Chief Executive Officer

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Appendix F — Form of Amended and Restated Limited Partnership Agreement for SVCP

AMENDED AND RESTATED PARTNERSHIP AGREEMENT

OF

SPECIAL VALUE CONTINUATION PARTNERS, LP
a Delaware Limited Partnership

Dated as of [ ], 2011

i

ii

SPECIAL VALUE CONTINUATION PARTNERS, LP

A Delaware Limited Partnership

AMENDED AND RESTATED PARTNERSHIP AGREEMENT

This Amended and Restated Partnership Agreement, dated as of [ ], 2011 (this “Agreement”), when executed by Special Value Continuation Fund, LLC (the “Parent”) as limited partner and by SVOF/MM, LLC (the “General Partner”) as general partner, shall be the partnership agreement of the Company.

Upon the terms and subject to the conditions described below, the parties to this Agreement, which shall include all Persons becoming Partners at any time, as a condition of becoming and for so long as they remain partners, agree as follows:

SECTION 1.

DEFINED TERMS

The terms set forth below shall have the indicated meanings.

“Accounting Period” means a one year period commencing on the first day of the Fiscal Year, or any period of shorter duration commencing upon the day following the last day of the preceding Accounting Period and terminating upon the earlier of (a) the last day of the then current Fiscal Year or (b) the day preceding the effective date of any change in the relative Interests of the Partners, a Transfer by any Partner of its Interest or any other similar transaction or event, as determined by the General Partner in its sole discretion; provided, however, that the first Accounting Period shall extend from the Closing Date until no later than December 31, 2006.

“Adjusted Capital Account” means, with respect to the Capital Account of any Partner, the balance, if any, in such Partner’s Capital Account as of the end of the relevant Accounting Period, after giving effect to all allocations made with respect to such Accounting Period under Sections 7.5 – 7.8 and to the following adjustments:

(i)  credit to such Capital Account any amount that the Partner is obligated to restore pursuant to Treasury Regulations Section 1.704-1(b)(2)(ii)(c) or is deemed to be obligated to restore pursuant to Treasury Regulations Section 1.704-2(g)(1) or 1.704-2(i)(5); and

(1)  debit to such Capital Account the items described in Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), 1.704-1(b)(2)(ii)(d)(5) and 1.704-1(b)(2)(ii)(d)(6) that are attributable to such Capital Account.

The foregoing definition of Adjusted Capital Account is intended to comply with the provisions of Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

“Advisers Act” means the Investment Advisers Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Advisory Agreement” means the Investment Management Agreement between the Company and the Investment Manager, dated on or about the Closing Date, as such agreement may be amended, modified, revised or restated, from time to time, in accordance with the terms hereof and thereof, and any substantially similar agreement with a successor Investment Manager permitted by the terms hereof and thereof.

“Advisory Fee” means the fee payable to the Investment Manager under the Advisory Agreement.

“Affiliated Person” has the meaning set forth in the Investment Company Act.

“Aggregate Net Loss” means, as calculated from time to time, the excess (if any) of the aggregate Net Loss for the then current and all previous Accounting Periods over the aggregate Net Profit for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

“Aggregate Net Profit” means, as calculated from time to time, the excess (if any) of the aggregate Net Profit for the then current and all previous Accounting Periods over the aggregate Net Loss for the then current and all previous Accounting Periods, taking into account adjustments under Section 7.5(b).

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“Agreement” means this Partnership Agreement, as originally executed and as amended from time to time.

“Assets” means all cash, Cash Equivalents, securities, investments and other property and assets of any type of the Company.

“Board of Directors” means the board of directors of the Company.

“Business Day” means any day other than a Saturday, Sunday or any other day on which banks in New York, New York or Los Angeles, California are required by law to be closed. All references to Business Day herein shall be based on the time in New York, New York.

“Capital Contribution” means a contribution to the Company in cash or in kind by a Partner or Person becoming a Partner or by any predecessor holder of the interests held by such Partner.

“Cash Equivalents” has the meaning assigned to such term in the Credit Agreement; provided that if the Credit Agreement is terminated without replacement, such term shall have the meaning assigned to it in the relevant Statement of Preferences (or if the Statement of Preferences has been terminated, those provisions in effect on the date of such termination).

“Certificate” means the Certificate of Limited Partnership of the Company, filed with the Secretary of State on July 17, 2006, and any and all amendments thereto and restatements thereof filed with the Secretary of State.

“Closing Date” means the date as of which the transactions contemplated by the Contribution Agreement among Special Value Bond Fund II, LLC, Special Value Absolute Return Fund, LLC and the Company shall have occurred.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

“Common Partner” means a Partner holding Common Interests of the Company.

“Common Interests” means the common limited partner interests of the Company having the rights and other terms set forth in this Agreement.

“Company” means Special Value Continuation Partners, LP, a Delaware limited partnership, as it may from time to time be constituted.

“Contributed Common Equity” means the value of Parent’s net assets attributable to common shares of Parent as of December 31, 2012 plus the proceeds to Parent of all issuances of common shares of Parent less (A) offering costs of any securities or leverage facility of Parent or the Company, (B) all distributions by Parent representing a return of capital and (C) the total cost of all repurchases of common shares of Parent by Parent, in each case after December 31, 2012 and through the end of the preceding calendar quarter in question, in each case as determined on an accrual and consolidated basis.

“Cost Basis” means, as of any time of determination with respect to any Asset, the Company’s adjusted tax basis in that Asset at such time as determined for federal income tax purposes; provided, however, that if the Company has made an election under Section 754 of the Code, such tax basis shall be determined after giving effect to adjustments made under Section 734 of the Code but (except as provided in Treasury Regulation Section 1.734-2(b)(1)) without regard to adjustments made under Section 743 of the Code.

“Credit Agreement” means (a) the Credit Agreement, dated on or about the Closing Date, by and among the Company, the Parent, certain lenders party thereto and the arranger and administrative agent therefor, as the same may be amended, modified, restated, supplemented, refinanced, extended, refunded or replaced (in whole or in part) (including with lenders other than the initial lenders) from time to time and (b) any related agreements or instruments in respect of any amendment, modification, restatement, supplement, refinancing, extension, refunding or replacement of senior indebtedness (including one or more replacement credit agreements).

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“Cumulative” means amounts for the period commencing January 1, 2013 and ending as of the applicable calculation date.

“Custodial Account” means one or more segregated accounts maintained pursuant to the requirements of the Investment Company Act and other applicable law to hold the Assets.

“Custodian” means an entity which maintains the Custodial Account pursuant to the requirements of the Investment Company Act and other applicable law.

“Delaware Act” means the Delaware Revised Uniform Limited Partnership Act (6 Del. C. §17-101, et seq.), as amended from time to time and any successor thereto.

“Director” means each director of the Company who at the time in question has been duly elected or appointed and has qualified as a director in accordance with the provisions hereof and is then in office.

“Disabling Conduct” shall have the meaning set forth in Section 9.5.

“Disinterested Non-Party Directors” shall have the meaning set forth in Section 9.6.

“Excess Nonrecourse Liabilities” means excess nonrecourse liabilities within the meaning of Treasury Regulations §1.752-3(a)(3).

“Fiscal Quarter” means a three calendar month period ending March 31, June 30, September 30 or December 31 of a Fiscal Year.

“Fiscal Year” means the Company’s fiscal year, which shall end on each December 31 unless otherwise determined by the Board of Directors.

“GAAP” means U.S. generally accepted accounting principles.

“General Partner” means SVOF/MM, LLC, a Delaware limited liability company, or any other Person who becomes a general partner of the Company.

“Incapacity” or “Incapacitated” means, as to any Person, the bankruptcy, insolvency, death, disability, adjudication of incompetence or insanity, dissolution or termination, as the case may be, of such Person.

“Indemnified Person” shall have the meaning assigned to such term in Section 9.5.

“Independent Director” means a Director that is not an Interested Person.

“Interested Person” has the meaning given to such term in the Investment Company Act.

“Interests” means the Common Interests and the Preferred Interests issued by the Company.

“Investment Company Act” means the Investment Company Act of 1940 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Investment Manager” means Tennenbaum Capital Partners, LLC, a Delaware limited liability company, in its capacity as investment manager to the Company, and any successor thereto selected in accordance with the Advisory Agreement and the Investment Company Act.

“Manager Affiliate” has the meaning set forth in Section 9.8.

“Net Asset Value” means the value of the Assets less the liabilities of the Company and less the liquidation preference of any Preferred Interests, calculated pursuant to Section 14 in accordance with GAAP and in compliance with the Investment Company Act.

“Net Loss” means any realized and unrealized net decrease in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of an Accounting Period to the end of such Accounting Period (determined in accordance with GAAP consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

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“Net Profit” means any realized and unrealized net increase in the net asset value of the Company (after liabilities of any sort (whether contingent or otherwise), guaranteed payments and expenses of any sort) from the beginning of a Accounting Period to the end of such Accounting Period (determined in accordance with GAAP consistently applied), excluding from such calculation any increase due to any Capital Contributions made during such Accounting Period and any decrease due to any distributions or withdrawals made during such Accounting Period.

“Nonrecourse Deduction” means a nonrecourse deduction determined pursuant to Treasury Regulations §1.704-2(c).

“Nonrecourse Distribution” means a distribution to a Partner that is allocable to a net increase in Company Minimum Gain pursuant to Treasury Regulations §1.704-2(h)(1).

“Nonrecourse Liability” has the meaning assigned to it in Treasury Regulations §1.704-2(b)(3).

“Notice of Transfer” means a Notice of Transfer in the form of Appendix B, including the certifications forming a part thereof.

“Offering Memorandum” means the Confidential Private Offering Memorandum, dated May, 2006, relating to the common shares of the Parent, as amended or supplemented from time to time.

“Ordinary Income Before Incentive Distribution” means Parent’s interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial assistance and consulting fees or other fees received from Portfolio Companies) during the period, minus Parent’s operating expenses during the period (including the base management fee, expenses payable under the administration agreements, any interest expense and any dividends paid on any issued and outstanding preferred stock), plus increases and minus decreases in net assets not treated as components of income, operating expense, gain, loss, appreciation or depreciation and not treated as changes in contributed common equity, and without reduction for any distributions to the General Partner pursuant to Section 8.1(b)(iii) or any incentive compensation and any organization or offering costs, in each case determined on an accrual and consolidated basis.

“Other Accounts” has the meaning set forth in Section 9.8.

“Parent” has the meaning set forth in the preamble.

“Partially Adjusted Capital Account” means with respect to any Partner as of the last day of any Accounting Period, the Capital Account of such Partner as of the beginning of the Accounting Period ending on such date, adjusted as set forth in Section 7.3 to reflect (a) all contributions made by and distributions made to such Partner during the Accounting Period ending on such date and (b) all allocations of items of Company income, gain, loss or expense made for such Accounting Period pursuant to Sections 7.5 – 7.8, but (c) before giving effect to any allocation of Net Profit or Net Loss made for such Accounting Period pursuant to Section 7.5.

“Partner” means any Person that is admitted as a Common Partner, Preferred Partner or General Partner of the Company in accordance with the terms of this Agreement at the time of reference thereto.

“Partner Nonrecourse Debt” means any liability of the Company to the extent that (i) the liability is nonrecourse for purposes of Treasury Regulations §1.1001-2 and (ii) a Partner or a Related Person bears the economic risk of loss under Treasury Regulations §1.752-2.

“Partner Nonrecourse Debt Minimum Gain” means minimum gain attributable to Partner Nonrecourse Debt pursuant to Treasury Regulations §1.704-2(i)(2).

“Partner Nonrecourse Deduction” means any item of Book loss or deduction that is attributable to a Partner Nonrecourse Debt pursuant to Treasury Regulations §1.704-2(i).

“Partner Nonrecourse Distribution” means a distribution to a Partner that is allocable to a net increase in such Partner’s share of Partner Nonrecourse Debt Minimum Gain pursuant to Treasury Regulations §1.704-2(i)(6).

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“Person” means any human being, partnership, limited liability company, corporation, trust or other entity.

“Portfolio Company” means any Person that has issued any securities or incurred any obligations that are then owned, or that previously were owned, by the Company.

“Preferred Partner” means a Partner holding Preferred Interests of the Company.

“Preferred Interests” means the preferred limited partner interests of the Company having the rights and other terms set forth in the Statement of Preferences for the applicable series thereof, including without limitation any Series A Preferred Interests.

“Realized Capital Gains” means realized capital gains of Parent (computed net of cumulative realized losses and cumulative unrealized capital depreciation).

“Secretary of State” means the Secretary of State of the State of Delaware.

“Section 705(a)(2)(B) Expenditures” means non-deductible expenditures of the Company that are described in Section 705(a)(2)(B) of the Code, and organization and syndication expenditures and disallowed losses to the extent that such expenditures or losses are treated as expenditures described in Section 705(a)(2)(B) of the Code pursuant to Treasury Regulations §1.704-1(b)(2)(iv)(i).

“Securities Act” means the Securities Act of 1933 and the rules and regulations promulgated thereunder and applicable exemptions granted therefrom, as amended from time to time.

“Series A Preferred Interests” means the Series A Cumulative Preferred Interests of the Company, the Statement of Preferences of which is attached hereto as Appendix A.

“Statement of Preferences” means any statement of preferences setting forth the rights and other terms of any Preferred Interests issued by the Company.

“Substituted Partner” means any Person admitted as a Partner pursuant to Section 11.2(b).

“Target Capital Account” means, with respect to any Partner as of the last day of any Accounting Period, an amount (which may be either a positive or a deficit balance) equal to the amount that such Partner would receive as a distribution if all assets held by the Company on such date were sold for an aggregate amount of cash equal to the fair market value (as computed for Capital Account purposes as of such last day of such Accounting Period) of such assets, all liabilities were satisfied in accordance with their terms and all remaining cash were distributed to the Partners in accordance with the relevant provisions of Section 8 (computed after the contributions received and distributions made by the Company during the Accounting Period ending on such date have been taken into account as provided in Section 7.3).

“Tax Matters Partner” means the General Partner in its capacity as the “tax matters partner” pursuant to Section 9.9(a).

“Total Return” means the amount equal to the combination of Ordinary Income Before Incentive Distribution, Realized Capital Gains and unrealized capital appreciation of Parent for the period, in each case determined on an accrual and consolidated basis.

“Transfer” or “Transferred” means, with respect to any legal or beneficial interest in the Company, a direct or indirect sale, transfer, assignment, gift, pledge, hypothecation or other disposition or encumbrance of any nature of or on such interest, whether by operation of law or otherwise (including a transfer as a result of a merger or consolidation involving a Partner or a sale of all or substantially all of a Partner’s assets).

“Transferee” means, with respect to any legal or beneficial interest in the Company, the Person to whom the Transferor of such interest desires to Transfer or has Transferred such interest.

“Transferor” means, with respect to any legal or beneficial interest in the Company, the Partner or other Person desiring to Transfer such interest.

“Treasury Regulations” means the United States Treasury regulations promulgated under the Code.

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“Valuation Date” means (i) the last Business Day of each Fiscal Quarter, (ii) the date on which the Company terminates, and (iii) such other dates as determined by the Board of Directors, in accordance with the valuation policies and guidelines approved from time to time by the Board of Directors.

SECTION 2.

LIMITED PARTNERSHIP FORMATION AND IDENTIFICATION

2.1 Formation

The Company has been formed as a limited partnership pursuant to the Delaware Act by the filing of the Certificate with the Secretary of State, Division of Corporations, in accordance with the Delaware Act on July 17, 2006. The Company is hereby continued under, and its business and affairs shall be conducted in accordance with, the Delaware Act, and this Agreement shall be governed by the laws of the State of Delaware. Common Partners shall be admitted as Partners of the Company upon the Closing Date and upon any approved Transfer. Preferred Partners shall be admitted as Partners of the Company pursuant to the provisions of the applicable Statement of Preferences.

2.2 Name and Place of Business

The name of the Company shall be “Special Value Continuation Partners, LP” or such other name or names as may be selected by the General Partner from time to time with written notice given to the Partners of such change. The principal office of the Company shall be at the principal place of business of the General Partner at 2951 28th Street, Suite 1000, Santa Monica, California 90405, or other or additional places of business as may be selected from time to time by the Company.

2.3 Records of Partners

The addresses and schedules of capital accounts and other matters related to the Partners shall be those set forth in the Company records. A Partner may change its address by written notice to the Company, in care of the General Partner, at the address set forth in Section 2.2.

2.4 Limited Partnership

The Company has been formed as a limited partnership under and pursuant to the Delaware Act. The Board of Directors and the Partners specifically intend and agree that the Company shall, for purposes of the Code and state tax laws, be classified as a partnership and none of them shall make any election or take any other action that would cause their relationship under this Agreement to be excluded from the application of all or any part of Subchapter K of the Code (or any successor provisions). The Partners specifically intend and agree that the Company shall be a limited partnership pursuant to the Delaware Act and not any other type of venture.

SECTION 3.

PURPOSE, NATURE OF BUSINESS AND POWERS

(a) The purposes of the Company and the business to be carried on by it, subject to the limitations contained elsewhere in this Agreement, are to engage in any business lawful for a corporation or partnership formed under the laws of the State of Delaware, including to act as an investment company.

(b) The Company shall have the power to do any and all acts necessary, appropriate, proper, advisable, incidental or convenient to or for the furtherance of the purposes and business described herein and for the protection and benefit of the Company, and shall have, without limitation, any and all of the powers of a partnership organized under the laws of the State of Delaware.

(c) All property owned by the Company, real or personal, tangible or intangible, shall be deemed to be owned by the Company as an entity, and no Partner or Director, individually, shall have any ownership of such property.

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SECTION 4.

TERM

The existence of the Company commenced on the date the Certificate was filed in the Office of the Secretary of State and shall continue in full force and effect until terminated in accordance with the terms hereof.

SECTION 5.

PARTNERSHIP INTERESTS

5.1 Capital Accounts

A capital account (“Capital Account”) shall be established for each Partner and shall initially equal the Capital Contribution of such Partner, which shall be equal to the aggregate amount of cash contributed by such Partner to the Company plus the fair market value of property contributed by such Partner to the Company (net of any liabilities secured by such property that the Company is considered to assume or take subject or pursuant to Section 752 of the Code), minus the amount of money and the fair market value of property, if any, distributed to such Partner by the Company (net of any liabilities secured by such property that such Partner is considered to assume or take subject or pursuant to Section 752 of the Code) in connection with the Capital Contribution. Each such Capital Account shall be adjusted in accordance with the provisions of Section 7.

5.2 Classes and Series

The General Partner shall have the authority, with the approval of the Directors and without the approval of any other Partners of the Company, to create, classify or reclassify one or more classes of Interests and one or more series of any or all of such classes, each of which classes and series thereof shall have such designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions as the General Partner with the approval of the Directors shall determine from time to time with respect to each such class or series; provided, however, that no reclassification of any existing Interests and no modifications of any of the designations, powers, preferences, voting, conversion or other rights, limitations, qualifications and terms and conditions of any existing Interests may be made by the General Partner without the affirmative vote of the Partners specified in Section 10.3 to the extent required thereby and the satisfaction of any conditions to such reclassification as set forth in the applicable Statement of Preferences. The designations, powers, preferences, voting, conversion and other rights, limitations, qualifications and terms and conditions of the Series A Preferred Interests in the form of the Statement of Preferences therefor are attached as Appendix A.

5.3 Issuance of Interests

(a) Subject to Section 5.3(b), the General Partner, in its discretion, may from time to time without vote of the Partners issue Interests of any class or any series of any such class to such Person or Persons and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the General Partner with the approval of the Directors may determine, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with the assumption of, liabilities) and businesses.

(b) Number of Holders. The aggregate number of Partners at no time shall exceed 95 “partners”, as determined for purposes of §1.7704-1(h) of the Treasury Regulations. Each Holder of a Preferred Unit and a Common Membership Interest must (i) be a “United States Person” (as defined in Section 7701(a)(30) of the Code), or (ii) represent to the Company that it holds its Interest in the Company in connection with its conduct of a trade or business within the United States, as determined for U.S. federal income tax purposes, and provide the Company with a properly executed IRS Form W-8 ECI with respect to its acquisition of its interest in the company upon becoming a Partner and at such subsequent times as required by law or as the Company may reasonably request.

5.4 Rights of Partners

The Interests shall be personal property giving only the rights specifically set forth in this Agreement. The ownership of the Assets of every description is vested in the Company. The right to conduct and

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supervise the conduct of the business of the Company is vested exclusively in the General Partner, subject to the rights of the Directors specified herein or required by the Investment Company Act (subject to the right of the General Partner and Board of Directors to delegate all or any part of their authority to any person or group of persons, including, without limitation, the Investment Manager), and the Partners shall have no interest therein other than the beneficial interest conferred by their Interests, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Company nor can any Partner (other than the General Partner) be called upon to share or assume any losses of the Company or suffer an assessment of any kind by virtue of their ownership of Interests. No Interests of any class or series shall entitle the holder to preference, preemptive, appraisal, conversion or exchange rights (except as otherwise specified in this Agreement or as specified by the General Partner in the designation or redesignation of any such class or series).

SECTION 6.

REGISTERED OFFICE AND AGENT FOR SERVICE OF PROCESS

The Corporation Trust Company is hereby designated, subject to change by the General Partner, as the registered office of the Company and as the agent upon whom process issued by authority of or under any law of the State of Delaware may be served.

SECTION 7.

CAPITAL ACCOUNTS AND ALLOCATIONS

7.1 Capital Contributions of Partners

(a) The initial Common Partner may contribute additional capital at any time. On the date of issuance of any Preferred Interests, the Person who is admitted as a Partner in respect of such Preferred Interest in accordance with the applicable Statement of Preferences shall, in connection therewith, contribute to the Company an amount in cash equal to the purchase price for such Preferred Interest.

7.2 Withdrawal of Capital

No Partner shall have any right to withdraw from the Company except in connection with the admission of one or more Transferees of all of such Partner’s Interests in the Company. No Partner shall have any right to require the Company to repurchase or redeem all or any portion of its Interests except as provided in or pursuant to any Statement of Preferences.

7.3 Capital Accounts

(a) Without limiting the generality of the foregoing and subject to paragraphs (b), (c), (d) and (e) below and to Section 7.8, the Capital Account maintained for each Partner shall initially have a balance equal to the Capital Contribution made by such Partner to the Company; thereafter, such balance will be increased by the aggregate amount of Net Profit and other items of income and gain allocated to such Partner pursuant to Sections 7.4-7.8; decreased by the aggregate amount of distributions made by the Company to such Partner; decreased by the aggregate amount of Net Loss and other items of deduction, expenditure and loss allocated to such Partner pursuant to Sections 7.4 – 7.8. In crediting or debiting a Partner’s Capital Account, whether in connection with its Capital Contribution or thereafter, the Capital Account balance shall be (i) increased by the amount of any liability of the Company that the Partner assumes (within the meaning of Treasury Regulations §1.704-1(b)(2)(iv)(c)) (excluding liabilities assumed in connection with the distribution of Company property and excluding increases in such Partner’s share of Company liabilities pursuant to Section 752 of the Code) and (ii) decreased by the amount of any individual liability of such Partner’s for which the Company becomes personally and primarily liable (excluding liabilities assumed in connection with the contribution of property to the Company by such Partner and excluding decreases in such Partner’s share of Company liabilities pursuant to Section 752 of the Code).

(b) The General Partner may adjust the Partners’ Capital Accounts in accordance with, and upon the occurrence of an event described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f) including but not limited

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to the addition of new Partners, to reflect a revaluation of the Company’s assets on the Company’s books. Such adjustments to the Partners’ Capital Accounts shall be made in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv)(g) for allocations of depreciation, depletion, amortization and gain or loss with respect to such revalued property.

(c) Except as may be required by the Delaware Act or any other applicable law, no Partner with a negative balance in its Capital Account shall have any obligation, in connection with the liquidation of the Company or otherwise, to restore such negative balance.

(d) Upon any Transfer (other than a pledge or hypothecation) of an interest in the Company, a proportionate share of the Capital Account of the Transferor shall be transferred to the Transferee, and the Transferee shall be deemed to have made the contributions that were made by the Transferor and to have received the distributions and allocations that were received by the Transferor from the Company, in each case to the extent of the interest transferred.

(e) All provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Treasury Regulations Section 1.704-1(b)(2)(iv), as amended, and shall be interpreted and applied in a manner consistent with such Treasury Regulations. The General Partner shall make any appropriate modifications in the event unanticipated events might otherwise cause this Agreement not to comply with the Treasury Regulations promulgated under Section 704 of the Code.

7.4 Allocations in General

Company income, gain, loss and expense shall be allocated to the Capital Accounts of the Partners in accordance with Sections 7.5 – 7.9.

7.5 Allocation of Net Profit and Net Loss

The General Partner shall seek to determine and allocate all items of profit, gain, loss and deductions, as described below, with respect to each Accounting Period of the Company within 45 days after the end of each Accounting Period other than any Accounting Period ending on the last day of the Fiscal Year and within 60 days after the end of each Fiscal Year. After giving effect to the special allocations set forth in Sections 7.6, 7.7 and 7.8, the Net Profit or Net Loss of the Company for such Accounting Period shall be allocated to the Capital Accounts of the Partners as follows:

(a)  Net Profit and Net Loss of the Company shall be allocated among the Partners so as to reduce proportionately (i) in the case of Net Profit, the difference between their respective Target Capital Accounts and Partially Adjusted Capital Accounts as of the end of such Accounting Period, or (ii) in the case of Net Loss, the difference between their respective Partially Adjusted Capital Accounts and Target Capital Accounts as of the end of such Accounting Period. No portion of the Company’s Net Profit or Net Loss for any Accounting Period shall be allocated to any Partner, in the case of Net Profit, whose Partially Adjusted Capital Account is greater than or equal to its Target Capital Account or, in the case of Net Loss, whose Target Capital Account is greater than or equal to its Partially Adjusted Capital Account as of the end of such Accounting Period.

(b)  The following special allocations of items of Company income, gain, loss and expense taken into account in determining Net Profit and Net Loss shall be made in the circumstances described below:

(i)  if the Company has Net Profit for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Partially Adjusted Capital Account is greater than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company loss or expense for such Accounting Period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account;

(ii)  if the Company has Net Loss for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Partially Adjusted Capital Account is less than its Target Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company income or gain for such Accounting Period

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that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account; and

(iii)  if the Company has neither Net Profit nor Net Loss for any Accounting Period and, notwithstanding the application of Section 7.5(a), any Partner’s Target Capital Account differs from its Partially Adjusted Capital Account (determined prior to giving effect to this Section 7.5(b)), then the Partner with such difference shall be specially allocated items of Company income or gain (if such Partner’s Target Capital Account exceeds its Partially Adjusted Capital Account) or loss or expense (if such Partner’s Target Capital Account is less than its Partially Adjusted Capital Account) for such Accounting Period that are taken into account in determining Net Profit and Net Loss (to the extent available) equal to the difference between its Partially Adjusted Capital Account and its Target Capital Account.

(c)  The Net Profit or Net Loss of the Company for purposes of determining allocations to the Capital Accounts of the Partners will be determined in the same manner as the determination of the Company’s taxable income, except that (i) items that are required by Section 703(a)(1) of the Code to be separately stated will be included; (ii) items of income that are exempt from inclusion in gross income for federal income tax purposes will be treated as items of income, and related deductions that are disallowed under Section 265 of the Code will be treated as deductions; (iii) Section 705(a)(2)(B) Expenditures will be treated as deductions; (iv) items of gain, loss, depreciation, amortization, or depletion that would be computed for federal income tax purposes by reference to the Cost Basis of an item of Company property will be determined by reference to the value of such item of property for purposes of determining Net Asset Value; and (v) the effects of upward and downward revaluations of Company property pursuant to Section 7.3(b) will be treated as gain or loss respectively from the sale of such property.

(d)  In the event that the value of any item of Company property for purposes of determining Net Asset Value differs from its Cost Basis, subject to Treasury Regulations §1.704-3(d)(2), the amount of depreciation, depletion, or amortization for purposes of determining Net Profit or Net Loss for a period with respect to such property will be computed so as to bear the same relationship to the value of such property for purposes of determining Net Asset Value as the depreciation, depletion, or amortization computed for tax purposes with respect to such property for such period bears to the Cost Basis of such property. If the Cost Basis of such property is zero, the depreciation, depletion, or amortization with respect to such property for purposes of determining Net Profit or Net Loss will be computed by using a method consistent with the method that would be used for tax purposes if the Cost Basis of such property were greater than zero.

(e)  The parties hereto acknowledge and agree that the purpose of the allocations set forth in this Section 7.5 is to allocate Net Profit and Net Loss among the Partners in a manner that conforms, as closely as possible, to the manner in which amounts reflecting Aggregate Net Profit would be distributed among the Partners pursuant to Section 8. In all events, the basic economic arrangement of the Partners set forth in Section 8 shall be controlling. The parties hereto further acknowledge and confirm the authority of the General Partner, pursuant to Section 7.6 or otherwise, to make such corrective allocations as it deems necessary to achieve the purpose described in the two immediately preceding sentences.

7.6 Corrective Adjustments

If, for any reason, allocations of Net Profit and Net Loss (or any item of income, gain, loss or expense taken into account in determining Net Profit and Net Loss) do not correspond to distributions of amounts reflecting Aggregate Net Profit or other property made or required to be made by the Company pursuant to Section 8 (due, for example, to events occurring between the time that such allocations are made and the time that the related distributions are made), then the General Partner shall allocate Net Profit and Net Loss (and, if necessary, items of Company income (including gross income), gain, loss and expense taken into account in determining Net Profit and Net Loss) and any other items of Company income, gain, loss and expense recognized in subsequent Accounting Periods among the Partners in such a manner as shall, in the General Partner’s sole discretion, eliminate as rapidly as possible the disparity between the prior allocations of Net Profit and Net Loss (or items taken into account in determining Net Profit and Net Loss), on the one hand,

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and those non-corresponding distributions, on the other hand. In all cases, any corrective adjustments made pursuant to this Section 7.6 shall be controlled by the economic arrangement of the Partners set forth in Section 8.

7.7 Special Allocations

Prior to making any allocations under Section 7.5 or Section 7.6, the following special allocations shall be made in the following order:

(a)  Limitation on Net Losses.  If any allocation of Net Loss or an item of deduction, expenditure or loss to be made pursuant to Section 7.5, Section 7.6 or this Section 7.7 for any Accounting Period would cause a deficit in any Partner’s Adjusted Capital Account (or would increase the amount of any such deficit), then the relevant amount shall be allocated to such Partners that have positive Adjusted Capital Account balances in proportion to the respective amounts of such positive balances until all such positive balances have been reduced to zero.

(b)  Qualified Income Offset.  If any Partner unexpectedly receives any adjustment, allocation or distribution described in Treasury Regulations Section 1.704-1(b)(2)(iv)(f)(6) that creates or increases a deficit in the Adjusted Capital Account of such Partner, then items of income and gain (consisting of a pro rata portion of each item of Company income, including gross income, and gain for the relevant Fiscal Year and, if necessary, for subsequent Fiscal Years) shall be allocated to such Partner in an amount and manner sufficient to eliminate such deficit as quickly as possible. This Section 7.7(b) is intended to constitute a “qualified income offset” within the meaning of Treasury Regulations Section 1.704-1(b)(2)(ii)(d), and this Section 7.7(b) shall be interpreted and applied consistently therewith.

(c)  Substantial Economic Effect.  Notwithstanding anything in this Agreement to the contrary, if the allocation of any item of income, gain, loss or expense pursuant to this Section 7 does not have substantial economic effect under Treasury Regulations Section 1.704-1(b)(2) and is not in accordance with the Partners’ interests in the Company within the meaning of Treasury Regulations Section 1.704-1(b)(3), then such item shall be reallocated in such manner as to (i) have substantial economic effect or be in accordance with the Partners’ interests in the Company and (ii) result as nearly as possible in the respective balances of the Capital Accounts that would have been obtained if such item had instead been allocated under the provisions of this Section 7 without giving effect to this Section 7.7(c).

(d)  Corrective Allocations.  If any amount is allocated pursuant to paragraph (a), (b) or (c) of this Section 7.7, then, notwithstanding anything in Section 7.5 to the contrary (but subject to the provisions of paragraphs (a), (b) and (c) of this Section 7.7), income, gain, loss and expense, or items thereof, shall thereafter be allocated in such manner and to such extent as may be necessary so that, after such allocation, the respective balances of the Capital Accounts will equal as nearly as possible the balances that would have been obtained if the amount allocated pursuant to paragraph (a), (b) or (c) of this Section 7.7 instead had been allocated under the provisions of Sections 7.5 – 7.8 without giving effect to the provisions of such paragraph.

(e)  Amendments to Allocations.  The provisions hereof governing Company allocations and distributions, including the distribution of assets upon liquidation of the Company, are intended to comply with the requirements of Sections 704(b) and (c) of the Code and the Treasury Regulations that have been or may be promulgated thereunder, and shall be interpreted and applied in a manner consistent therewith. If, in the opinion of the General Partner, the allocations of income, gain, loss and expense provided for herein do not comply with (i) such Code provisions or Treasury Regulations or (ii) any other applicable provisions of the Code or Treasury Regulations (including the provisions relating to nonrecourse deductions and partner nonrecourse deductions), then, notwithstanding anything in this Agreement to the contrary, such allocations shall, upon notice in writing to each Partner, be modified in such manner as the General Partner determines is necessary to satisfy the relevant provisions of the Code or Treasury Regulations, and the General Partner shall have the right to amend this Agreement (without

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the consent of any other Partner being required for such amendment) to reflect any such modification; provided, however, that no such modification shall alter materially the economic arrangement among the Partners.

7.8 Adjustments to Reflect Changes in Interests

With respect to any Accounting Period during which any Partner’s interest in the Company changes, whether by reason of the admission of a new Partner, the withdrawal of a Partner, a non-pro rata contribution of capital to the Company or otherwise as described in Section 706(d)(1) of the Code and Treasury Regulations issued thereunder, allocations of Net Profit, Net Loss and other items of Company income, gain, loss and expense shall be adjusted appropriately to take into account the varying interests of the Partners during such Accounting Period. The General Partner, in good faith and subject to approval by the Directors, shall select the method (or combination of methods) of making such adjustments.

7.9 Allocation of Taxable Income and Loss

(a) Except as otherwise provided in this Section 7.9, the taxable income or loss of the Company for any Accounting Period shall be allocated among the Partners in proportion to and in the same manner as Net Profit, Net Loss and separate items of income, gain, loss and expense (excluding items for which there are no related tax items) are allocated among the Partners for Capital Account purposes pursuant to the provisions of Sections 7.5, 7.6, 7.7 and 7.8 giving effect to Sections 704(b) and (c) of the Code. Except as otherwise provided in this Section 7.9, the allocable share of a Partner for tax purposes in each specified item of income, gain, loss or expense of the Company comprising Net Profit, Net Loss or any item allocated pursuant to Section 7.5, 7.6, 7.7 or 7.8, as the case may be, shall be the same as such Partner’s allocable share of Net Profit, Net Loss or the corresponding item for such Accounting Period. To the fullest extent practicable and permitted under the Code, all items of ordinary deduction and income shall be allocated separately from items of capital loss and gain.

(b) The items of income, gain, loss and expense allocated to the Partners for tax purposes pursuant to this Section 7.9 shall not be reflected in the Partners’ Capital Accounts. Any elections or other decisions relating to such allocations shall be made by the General Partner in any manner that reasonably reflects the purpose and intent of this Agreement and is consistent with the economic arrangement among the Partners.

7.10 Guaranteed Payments

The amounts payable to a Preferred Partner pursuant to Section 8.1 shall be treated by such holder and the Company as “guaranteed payments” under Section 707(c) of the Code.

7.11 Allocation of Nonrecourse Deductions

Nonrecourse Deductions for each fiscal year will be allocated among the Partners in proportion to their respective distributions for such fiscal year.

7.12 Allocation of Partner Nonrecourse Deductions

Notwithstanding any other provisions of the Agreement, any item of Partner Nonrecourse Deduction with respect to a Partner Nonrecourse Debt will be allocated to the Partner or Partners who bear the economic risk loss for such Partner Nonrecourse Debt in accordance with Treasury Regulations §1.704-2(i).

7.13 Excess Nonrecourse Liabilities

For the purpose of determining the Partners’ shares of the Company’s Excess Nonrecourse Liabilities pursuant to Treasury Regulations §§1.752-3(a)(3) and 1.707-5(a)(2)(ii), and solely for such purpose, the Partners’ interests in profits are hereby specified to be their respective distributions for the period in question.

7.14 Treatment of Certain Distributions

(a) In the event that (i) the Company makes a distribution that would (but for this subsection (a)) be treated as a Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Partner receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Nonrecourse Distribution to the extent permitted by Treasury Regulations §1.704-2(h)(3).

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(b) In the event that (i) the Company makes a distribution that would (but for this subsection (b)) be treated as a Partner Nonrecourse Distribution, and (ii) such distribution does not cause or increase a deficit balance in the Capital Account of the Partner receiving such distribution as of the end of the Company’s taxable year in which such distribution occurs, then such distribution may be treated as not constituting a Partner Nonrecourse Distribution to the extent permitted by Treasury Regulations §1.704-2(i)(6).

SECTION 8.

DISTRIBUTIONS

8.1 Distributions

(a) From time to time, the General Partner will determine, subject to approval by the Directors if they so determine, the amount of distributions to be made, in the order of priority set forth in Section 8.1(b), of all or any portion of the Company’s Aggregate Net Profit and net investment company taxable income and net capital gains, in each case to the extent permitted by the Borrowing Arrangements, the Statement of Preferences for any Preferred Interests and any other agreements to which the Company is subject. Amounts not distributed may be reinvested in Fund Investments.

(b) Distributions of amounts permitted to be distributed under Section 8.1(a) above shall be made at such times not inconsistent with the following as the General Partner in its sole discretion may determine and in the following order of priority:

(i)  100% to the Preferred Partners in accordance with the Statement of Preferences for each series of Preferred Interests;

(ii)  in respect of periods ending prior to January 1, 2013, on a quarterly basis, 100% to the Common Partners in accordance with their relative Capital Account balances;

(iii)  in respect of periods commencing January 1, 2013, on a quarterly basis,

(A) out of the Cumulative Ordinary Income Before Incentive Distributions, (I) to the General Partner, 20% of the Cumulative Ordinary Income Before Incentive Distributions, less Cumulative distributions to the General Partner pursuant to this Section 8.1(b)(iii)(A)(I); provided, that no distribution shall be made pursuant to this Section 8.1(b)(iii)(A)(I) to the extent such distribution together with any contemporaneous distributions pursuant to Section 8.1(b)(iii)(B)(I) would exceed 20% of the Cumulative Total Return of the Company that exceeds a 10% annual return on the daily weighted average Contributed Common Equity for the applicable period plus 100% of the Cumulative Total Return of the Company that exceeds an 8% annual return on the daily weighted average Contributed Common Equity for the applicable period but is not more than a 10% annual return on the daily weighted average Contributed Common Equity for the applicable period and (II) to the Common Partners in accordance with their relative Capital Account balances, the remainder of the Cumulative Ordinary Income Before Incentive Distributions; and

(B) out of the Cumulative Realized Capital Gains (I) to the General Partner, 20% of the Cumulative Realized Capital Gains, less Cumulative distributions to the General Partner pursuant to this Section 8.1(b)(iii)(B)(I); provided, that no distribution shall be made pursuant to this Section 8.1(b)(iii)(B)(I) to the extent such distribution together with any contemporaneous distribution pursuant to Section 8.1(b)(iii)(A)(I) would exceed 20% of the Cumulative Total Return of the Company that exceeds a 10% annual return on the daily weighted average Contributed Common Equity for the applicable period plus 100% of the Cumulative Total Return of the Company that exceeds an 8% annual return on the daily weighted average Contributed Common Equity for the applicable period but is not more than a 10% annual return on the daily weighted average Contributed Common Equity for the applicable period and (II) to the Common Partners in accordance with their relative Capital Account balances, the remainder of the Cumulative Realized Capital Gains.

(iv) Distributions to the General Partner pursuant to Section 8.1(b)(iii)(B)(I) will be made in full prior to any distribution to the General Partner pursuant to Section 8.1(b)(iii)(A)(I) and shall be made without reference to the character under the Code of distributions made pursuant to Section 8.1(b)(i).

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(c) The General Partner may, subject to approval by the Directors if they so determine, determine to distribute to any class or classes of the Partners any amounts representing a return of capital or designated as a return of capital (“Returned Capital”); provided, however, that prior to July 31, 2014 the General Partner shall not make a distribution of Returned Capital at any time when it could not make a distribution of Aggregate Net Profit pursuant to Section 8.1(b). Such Returned Capital shall not be distributed in accordance with Section 8.1(b) except as permitted under the Credit Agreement. Any Returned Capital to be distributed shall be distributed to the Partners in proportion to their respective Interests in the class or classes to which such capital is being distributed.

(d) No Partner shall be entitled to receive distributions in any Accounting Period in excess of its Capital Account balance, after taking into account allocations of Net Profit or Net Loss for the applicable Accounting Period.

(e) Any distribution by the Company pursuant to the terms of this Section 8.1 or Section 16.4 to the Person shown on the Company’s records as a Partner or to such Person’s legal representatives, or to the assignee of the right to receive such distributions as provided herein, shall acquit the Company and the General Partner of all liability to any other Person who may be interested in such distribution by reason of any other assignment or Transfer of such Partner’s Interest for any reason (including an assignment or Transfer thereof by reason of death, incompetence, bankruptcy or liquidation of such Partner).

(f) Notwithstanding any provision to the contrary contained in this Agreement, the Company, and the General Partner on behalf of the Company, shall not make a distribution to any Partner on account of its Interest if such distribution would violate Section 17-607 of the Delaware Act or other applicable law.

(g) Notwithstanding the foregoing provisions of this Section 8.1 (or any other provision hereof), the General Partner may set aside reasonable reserves for anticipated liabilities, obligations or commitments of the Company.

8.2 Withholding

(a) The Company shall comply with withholding requirements under United States federal, state and local law and shall remit amounts withheld to and file required forms with the applicable jurisdictions. To the extent the Company is required to withhold and pay over any amount to any authority with respect to distributions or allocations to the General Partner, the amount withheld shall be deemed to be a distribution by the Company to the General Partner in the amount of the withholding.

(b) If any amount was withheld on income received by the Company and the amount of the withholding was calculated, under applicable law, with respect to income allocable to some (but not all) of the Partners such withholding (and any related tax or book income or deduction item) shall be allocated, in a manner reasonably determined by the General Partner, to the Partners with respect to whom the withholding was calculated, and distributions shall be adjusted accordingly; provided, however, that if the Partner to whom such withholding is allocated is not a United States person for U.S. federal income tax purposes, such Partner shall reimburse the Company for the excess of the withholding tax paid on its behalf over the amount that otherwise would have been payable in respect of such Partner had such Partner been a United States person. If the Partner fails to so reimburse the Company, such excess will be treated as an advance repayable with interest out of the first available amounts that would otherwise be payable to such Partner.

SECTION 9.

MANAGEMENT, GENERAL PARTNER AND BOARD OF DIRECTORS

9.1 Management Generally

(a) Subject to the requirements of the Investment Company Act, the voting rights of the Interests and the rights of the Board of Directors set forth herein, the management of the Company shall be vested exclusively in the General Partner, which shall have, subject to the foregoing, all of the power and authority of a “general partner” of the Company within the meaning of the Delaware Act, includingthe authority to appoint officers and to authorize persons to act on behalf of the Company and engage third parties to provide services to the Company and to perform any permissible activity and is further authorized to delegate such power and

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authority to such officers or authorized Persons as it determines to be appropriate. The Board of Directors may designate one or more committees each of which shall have all or such lesser portion of the power and authority of the entire Board of Directors as the Directors shall determine from time to time, except to the extent that action by the entire Board of Directors or particular Directors is required by the Investment Company Act.

(b) Notwithstanding Section 9.1(a), the Board of Directors shall have, and the General Partner hereby irrevocably delegates to them pursuant to Section 17-403(c) of the Delaware Act, all of the power and authority set forth in any provision of this Agreement or conferred on them with respect to an investment company by or pursuant to the Investment Company Act and any other federal securities laws, including to appoint and terminate the General Partner, the Investment Manager and the independent public accountants of the Company in accordance with the provisions of Section 15 of the Investment Company Act, to establish the policies and procedures for determining the Net Asset Value of the Company and to review and adjust the determinations thereof by the General Partner, to approve all policies and procedures, including compliance policies and procedures, of the Company and of the General Partner, the Investment Manager and any transfer agent, to approve co-investments as contemplated by any exemptive order applicable to the Company and to resolve conflicts of interest between the Company and Affiliated Persons thereof. Notwithstanding Section 9.1(a), the Board of Directors shall have full power and authority to allocate any or all of the investment management of the Company’s Assets to the Investment Manager instead of to the General Partner and shall have full power and authority to liquidate and dissolve the Company, subject to the Investment Company Act.

(c) Except as expressly set forth herein, the Partners, in their capacity as such, shall have no part in the management of the Company, and shall have no authority or right to act on behalf of the Company in connection with any matter. Employees, officers, authorized Persons and agents of the Company shall have authority to act on behalf and in the name of the Company to the extent authorized by the General Partner.

9.2 Board of Directors

(a) Subject to the terms of each Statement of Preferences, the number of Directors shall be such number, not less than three, as shall be approved from time to time by a majority of Directors then in office. No reduction in the number of Directors shall have the effect of removing any Director from office prior to the expiration of his or her term. An individual nominated as a Director shall be at least 21 years of age and not older than such age as shall be approved from time to time by not less than two-thirds of the Directors then in office and shall not be under legal disability. Directors need not own Interests or be Partners and may succeed themselves in office. The names and addresses of the Directors shall be set forth in the records of the Company.

(b) Any Director may resign as a Director (without need for prior or subsequent accounting) by an instrument in writing signed by him and delivered or mailed to the Chairman, if any, the President or the Secretary and such resignation shall be effective upon such delivery, or at a later date provided in such instrument. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act, any Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number specified in Section 9.2(a) hereof) for cause at any time by the act of a majority of the remaining Directors, specifying the date when such removal shall become effective. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act, any Independent Director may be removed (provided that the aggregate number of Directors after such removal shall not be less than the minimum number Section 9.2(a) hereof) without cause at any time by the act of two-thirds of the remaining Directors, and any Director can be removed without cause by vote of not less than two-thirds of the aggregate voting power of the Interests entitled to vote in the election of such Director, specifying the date when such removal shall become effective.

(c) The term of office of a Director shall terminate and a vacancy shall occur in the event of the removal, resignation, incompetence or other incapacity to perform the duties of the office, or death, of a Director. Subject to the rights of the Preferred Interests with respect to Directors elected solely by the Preferred Interests pursuant to the Investment Company Act and pursuant to any Statement of Preferences, whenever a vacancy in the Board of Directors shall occur, the remaining Directors may fill such vacancy by appointing an

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individual having the qualifications described in this Agreement by a written instrument signed or adopted by a majority of the Directors then in office or by election of the holders of Interests, or may leave such vacancy unfilled, or may reduce the number of Directors (provided that the aggregate number of Directors after such removal shall not be less than the minimum specified in Section 9.2(a) hereof). Any vacancy created by an increase in Directors may be filled by the appointment of an individual having the qualifications described in this Agreement by a majority of the Directors then in office or by election of the holders of Interests. No vacancy shall operate to annul this Agreement or to revoke any existing agency created pursuant to the terms of this Agreement. Whenever a vacancy in the number of Directors shall occur, until such vacancy is filled as provided herein, the Directors in office, regardless of their number, shall have all the powers granted to the Directors and shall discharge all the duties imposed upon the Directors by this Agreement.

(d) Meetings of the Directors shall be held from time to time upon the call of the Chairman, if any, the President, the Secretary or any two Directors. Regular meetings of the Directors may be held without call or notice at a time and place fixed by resolution of the Directors. Notice of any other meeting shall be mailed via overnight courier not less than 48 hours before the meeting or otherwise actually delivered orally or in writing not less than 24 hours before the meeting, but may be waived in writing by any Director either before or after such meeting. The attendance of a Director at a meeting shall constitute a waiver of notice of such meeting except where a Director attends a meeting for the express purpose of objecting to the transaction of any business on the ground that the meeting has not been lawfully called or convened. The Directors may act with or without a meeting. A quorum for all meetings of the Directors shall be one-third of the Directors then in office. Unless provided otherwise in this Agreement, any action of the Directors may be taken at a meeting by vote of a majority of the Directors present (a quorum being present) or without a meeting by written consent of a majority of the Directors or such other proportion as shall be specified herein for action at a meeting at which all Directors then in office are present.

(i)  Any committee of the Directors may act with or without a meeting. A quorum for all meetings of any such committee shall be one third of the Partners thereof. Unless provided otherwise in this Agreement, any action of any such committee may be taken at a meeting by vote of a majority of the Partners of such committee present (a quorum being present) or without a meeting by written consent of a majority of the Partners of such committee or such other proportion as shall be specified herein for action at a meeting at which all committee Partners are present.

(ii)  With respect to actions of the Directors and any committee of the Directors, Directors who are Interested Persons in any action to be taken may be counted for quorum purposes under this Section and shall be entitled to vote to the extent not prohibited by the Investment Company Act.

(iii)  All or any one or more Directors may participate in a meeting of the Directors or any committee thereof by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other; participation in a meeting pursuant to any such communications system shall constitute presence in person at such meeting except as otherwise provided by the Investment Company Act.

(iv)  The Directors may, but shall not be required to, elect a Chairman of the Board of Directors, who shall not, in his or her capacity as such, be an officer of the Company and who shall serve at the pleasure of the Board of Directors. Any Chairman of the Board of Directors elected by the Directors need not be an Independent Director, unless otherwise required by applicable law.

(e) The Directors shall elect a Chief Executive Officer, a Secretary and a Chief Financial Officer and any other authorized persons who shall serve at the pleasure of the Board of Directors or until their successors are elected. The Directors may elect or appoint or may authorize the Chairman, if any, or Chief Executive Officer to appoint such other officers or agents or other authorized persons with such other titles and powers as the Board of Directors may deem to be advisable. Any Chairman shall, and the Chief Executive Officer, Secretary and Chief Financial Officer may, but need not, be a Director.

(f) The Directors and officers shall owe to the Company and the holders of Interests the same fiduciary duties as owed by directors and officers of corporations to such corporations and their stockholders under the general corporation law of the State of Delaware. Directors elected by the holders of Preferred Interests shall

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have no special duties to the holders of Preferred Interests. The powers of the Directors may be exercised without order of or resort to any court. No Director shall be obligated to give any bond or other security for the performance of any of his duties or powers hereunder.

(g) The Board of Directors may adopt and from time to time amend or repeal By-Laws (“By-Laws”) for the conduct of the business of the Company. Such By-Laws shall be binding on the Company and the Partners unless inconsistent with the provisions of this Agreement. The Partners shall not have authority to adopt, amend or repeal By-Laws.

(h) Any determination as to what is in the interests of the Company made by the Directors in good faith shall be conclusive. In construing the provisions of this Agreement, the presumption shall be in favor of a grant of power to the Directors.

(i) The Directors shall have the power, without any amendment to this Agreement or any Statement of Preferences adopted hereunder, to impose restrictions on the activities of Partners with respect to the Company or any Portfolio Company to prevent limitations on the Company’s ability to invest in certain industries, such as utilities, communications, gambling, interstate transportation and insurance. Such limitations shall be binding upon all Partners.

9.3 Expenses of the Company

(a) The Company shall have power to incur and pay out of the Assets or income of the Company any expenses necessary or appropriate to carry out any of the purposes of this Agreement, and the business of the Company. The Directors may pay themselves such compensation as they in good faith may deem reasonable and may be reimbursed for expenses reasonably incurred by themselves on behalf of the Company.

(b) The Company shall pay, and shall reimburse the General Partner, the Investment Manager and each of their respective Affiliates for, any costs and expenses that, in the good faith judgment of the Board of Directors, are incurred in the formation, financing or operation of the Company, including, without limitation, the Advisory Fees and other costs and expenses specified herein or in the Advisory Agreement to be paid by the Company; fees and expenses of offering Interests or debt instruments and enhancing or assuring the credit quality thereof; fees and expenses relating to short-term investments of cash and investments in Portfolio Companies including the structuring, negotiation, acquisition, syndication, holding, restructuring, recapitalization and disposition thereof or relating to proposed portfolio investments which are not consummated; reasonable premiums for insurance protecting the Company, the General Partner, the Investment Manager, any of their respective Affiliates and any of their respective employees and agents; legal, compliance, administrative, custodial and accounting expenses; auditing expenses; appraisal expenses; expenses relating to organizing companies through or in which investments in Portfolio Companies will be made; expenses incurred in maintaining the places of business of the Company; costs and expenses of preparing and maintaining the books and records of the Company and entities through which it invests; costs and expenses that are classified as extraordinary expenses under generally accepted accounting principles; taxes or other governmental charges payable by the Company; costs and expenses incurred in connection with any actual or threatened litigation, and any judgments or settlements paid in connection with litigation, involving the Company, a Portfolio Company or a Person entitled to indemnification from the Company; expenses (including legal fees and expenses) incurred in connection with the bankruptcy or reorganization of any Portfolio Company; costs of reporting to the Partners, creditors and regulatory authorities; costs of responding to regulatory inquiries; costs of Partner meetings and the solicitation of Partner consents; costs incurred in valuing assets; costs of winding up and liquidating the Company; and interest, distributions and fees under the Credit Agreement, other indebtedness incurred by the Company and the Interests.

(c) The Company shall pay, and shall reimburse the General Partner, the Investment Manager and each of their Affiliates for, all legal, tax, accounting and other expenses (including organizational expenses) incurred in connection with the Credit Agreement, the Preferred Interests and the formation of the Company and related entities, and all fees payable to any placement agents in connection with subscriptions for the Interests and to any other agents, lenders, arrangers or other Persons in connection with the Credit Agreement and the placement and sale of the Preferred Interests and any other incurrences of indebtedness or placements and issuances of preferred interests in the Company or any subsidiary.

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9.4 Partners’ Consent

To the fullest extent permitted by law, each Partner hereby consents to the exercise by the General Partner, the Board of Directors and the Investment Manager of the powers conferred on them by or pursuant to this Agreement.

9.5 Exculpation

No Partner (other than the General Partner) shall be subject in such capacity to any personal liability whatsoever to any Person in connection with the Assets or the acts, obligations or affairs of the Company. Partners (other than the General Partner) shall have the same limitation of personal liability as is extended to stockholders of a private corporation for profit incorporated under the general corporation law of the State of Delaware. Except as otherwise required by law, the General Partner, the Directors, the Investment Manager and their respective Affiliated Persons, or any officer, director, Partner, manager, employee, stockholder, assign, representative or agent (including the Placement Agents) of any such Person (each an “Indemnified Person”, and collectively, the “Indemnified Persons”) shall not be liable, responsible or accountable in damages or otherwise to the Company, any Partner or any other Person for any loss, liability, damage, settlement cost, or other expense (including reasonable attorneys’ fees) incurred by reason of any act or omission or any alleged act or omission performed or omitted by such Indemnified Person (other than solely in such Indemnified Person’s capacity as a Partner, if applicable) in connection with the establishment, management or operations of the Company or the management of the Assets (including in connection with serving on any creditors’ committee or board of directors for any Portfolio Company), provided, that the foregoing exculpation shall not apply to any act or failure to act arises out of the bad faith, willful misfeasance, gross negligence or reckless disregard of such Person’s duty to the Company or such Partner, as the case may be (such conduct, “Disabling Conduct”). Subject to the foregoing and to the general liability of the General Partner for the liabilities of the Company, all such Persons shall look solely to the Assets for satisfaction of claims of any nature arising in connection with the affairs of the Company. If any Indemnified Person is made a party to any suit or proceeding to enforce any such liability, subject to the foregoing exception, such Indemnified Person shall not, on account thereof, be held to any personal liability.

9.6 Indemnification; No Duty of Investigation; Reliance on Experts

(a) To the fullest extent permitted by applicable law, each of the Indemnified Persons shall be held harmless and indemnified by the Company (out of the Assets and not out of the separate assets of any Partner) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such Indemnified Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Person may be or may have been involved as a party or otherwise (other than as authorized by the Directors, as the plaintiff or complainant) or with which such Indemnified Person may be or may have been threatened, while acting in such Person’s capacity as an Indemnified Person, except with respect to any matter as to which such Indemnified Person shall not have acted in good faith in the reasonable belief that such Person’s action was in the best interest of the Company or, in the case of any criminal proceeding, as to which such Indemnified Person shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that an Indemnified Person shall only be indemnified hereunder if (i) such Indemnified Person’s activities do not constitute Disabling Conduct and (ii) there has been a determination (a) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification was brought that such Indemnified Person is entitled to indemnification or, (b) in the absence of such a decision, by (1) a majority vote of a quorum of those Directors who are neither “interested persons” of the Company (as defined in Section 2(a)(19) of the Investment Company Act) nor parties to the proceeding, that the Indemnified Person is entitled to indemnification (the “Disinterested Non-Party Directors”), or (2) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion that concludes that the Indemnified Person should be entitled to indemnification. Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnified Person as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnified Person was authorized by a majority of the Directors. All determinations to make advance

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payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (b) below.

(b) The Company shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Company receives a written affirmation by the Indemnified Person of the Indemnified Person’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Company unless it is subsequently determined that he is entitled to such indemnification and if a majority of the Directors determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the Indemnified Person shall provide adequate security for his undertaking, (2) the Company shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Directors, or if a majority vote of such quorum so direct, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the Indemnified Person ultimately will be found entitled to indemnification.

(c) The rights accruing to any Indemnified Person under these provisions shall not exclude any other right to which he may be lawfully entitled.

(d) Notwithstanding the foregoing, subject to any limitations provided by the Investment Company Act and this Agreement, the Company shall have the power and authority to indemnify Persons providing services to the Company to the full extent provided by law as if the Company were a corporation organized under the Delaware General Corporation Law provided that such indemnification has been approved by a majority of the Directors or, with respect to agreements to which the General Partner and Investment Manager are not party, by the General Partner.

(e) No purchaser, lender, transfer agent or other person dealing with the Directors or with the General Partner or any officer, employee or agent of the Company shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Directors or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Directors or of said officer, employee or agent. Every obligation, contract, undertaking, instrument, certificate, Interest and security of the Company, and every other act or thing whatsoever executed in connection with the Company shall be conclusively taken to have been executed or done by the executors thereof only in their capacity as Directors under this Agreement or in their capacity as the General Partner or officers, employees or agents of the Company. The Company may maintain insurance for the protection of the Assets, its Partners, Directors, officers, employees or agents in such amounts as the Directors shall deem adequate to cover possible liability, and such other insurance as the Directors in their sole judgment shall deem advisable or is required by the Investment Company Act.

(f) Each Indemnified Person shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Company, upon an opinion of counsel, or upon reports made to the Company by any of the Company’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Directors, General Partner officers or employees of the Company, regardless of whether such counsel or other person may also be a Director.

9.7 Director Limited Liability

Except as otherwise provided by law, the Directors shall not be obligated personally for any debt, obligation or liability of the Company solely by reason of being the manager of the Company, and the debt, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Company.

9.8 Certain Other Activities

The General Partner, the Investment Manager and their respective Affiliated Persons, employees and associates (collectively, the “Manager Affiliates”) may manage funds and accounts other than the Assets (“Other Accounts”) that invest in assets eligible for purchase by the Company. Subject to the requirements of

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the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from spending, and may spend, substantial business time in connection with other businesses or activities, including, but not limited to, managing Other Accounts, managing investments, advising or managing entities whose investment objectives are the same as or overlap with those of the Company, participating in actual or potential investments of the Company or any Partner, providing consulting, merger and acquisition, structuring or financial advisory services, including with respect to actual, contemplated or potential investments of the Company, or acting as a director, officer, manager, Partner or creditors’ committee Partner of, or adviser to, or participant in, any corporation, company, limited liability company, trust or other Person. Subject to the requirements of the Investment Company Act and the Advisers Act, the Manager Affiliates are in no way prohibited from receiving, and may receive, fees or other compensation from third parties for any of these activities, which fees will be for their own account and not for the account of the Company. Such fees may relate to actual, contemplated or potential investments of the Company and may be payable by entities in which the Company directly or indirectly has invested or contemplates investing. Neither the Company nor any Partner shall, by virtue of this Agreement, have any right, title or interest in or to the businesses or activities permitted by this Section 9.8 or in or to any fees or consideration derived therefrom. Allocation of investments or opportunities among the Company and Other Accounts will be made pursuant to policies approved from time to time by the Board of Directors in accordance with the Investment Company Act, the Advisers Act and any exemptive order obtained from the U.S. Securities and Exchange Commission.

9.9 Tax Matters

(a) The General Partner is hereby designated the “tax matters partner” for purposes of Section 6231(a) of the Code and Treasury Regulations.

(b) The Tax Matters Partner shall have the right to file all necessary reports relating to any withholding or payment in connection with Section 8.2, as may be required by law or as the Tax Matters Partner deems appropriate. Each Partner shall indemnify the Company and the Tax Matters Partner and hold each of them harmless from any liability with respect to any taxes, penalties or interest required to be withheld or paid to any taxing authority by the Company or the Tax Matters Partner for or on behalf of such Partner or with respect to such Partner’s Interests.

(c) Any Partner that is a partnership (or that is treated as a partnership for federal income tax purposes) will promptly notify the Company in writing upon any of the following occurrences:

(i)  any event, such as a sale or exchange of an interest in such Partner, that will result in an adjustment to the basis of the assets of such Partner under Section 743(b) of the Code pursuant to an election under Section 754 of the Code;

(ii)  any event, such as a distribution of cash or other property by such Partner, that will result in an adjustment to the basis of such Partner’s assets under Section 734(b) of the Code pursuant to an election under Section 754 of the Code; or

(iii)  any event that will result in the termination of such Partner as a partnership pursuant to Section 708(b)(1)(B) of the Code.

(d) In the event that any interest in a Partner that is a partnership (or that is treated as a partnership for federal income tax purposes) is owned directly or indirectly by a tax exempt or foreign Person or entity, such Partner will promptly notify the Company in writing of such tax exempt or foreign Person or entity’s proportionate share of such Partner’s items of income and gain (determined as a percentage pursuant to Section 168(h)(6)(C) of the Code) and of any change in such proportionate share.

(e) The Tax Matters Partner shall have the right to make such elections under the tax laws of the United States, the several states and other relevant jurisdictions as to the treatment of items of Company income, gain, loss, deduction and credit and as to all other relevant matters as it believes necessary, appropriate and desirable.

(f) The Tax Matters Partner shall have the right to make or petition to revoke (as the case may be) the election referred to in Section 754 of the Code; it being understood that the Tax Matters Partner, as of the Closing Date, does not intend to make such election but may in the future choose to do so in its sole

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discretion. Each Partner agrees in the event of such an election to supply promptly to the Company the information necessary to give effect thereto.

(g) No Partner (other than the Tax Matters Partner) shall have the right to participate in the audit of any Company tax return, file any tax return, amended tax return or claim for refund inconsistent with any item of income, gain, loss or expense reflected on any Company tax return, participate in any administrative or judicial proceeding arising out of or in connection with any Company tax return, audit relating to a Company tax return, claim for refund by the Company or denial of such a claim, or appeal, challenge or otherwise protest any adverse findings in any such audit or with respect to any such tax return or in any such administrative or judicial proceedings.

SECTION 10.

PARTNERS

10.1 Identity and Contributions

The names and addresses of the Partners, the Interests owned by each Partner and the Capital Contributions of each will be set forth in the Company’s records.

10.2 No Management Power or Liability

Subject to the requirements of the Investment Company Act, except as otherwise provided herein, the Partners (other than the General Partner) in their capacity as such shall have no right or power to, and shall not, take part in the management of or transact any business for the Company, including but not limited to, any acts or decisions relating to investment activities of the Company, and shall have no power to sign for or bind the Company. Except as otherwise required by law, no Partner (other than the General Partner), in its capacity as such, shall be personally liable for any debt, loss, obligation or liability of the Company. Except to the extent expressly provided in the preceding sentence, the Company shall indemnify and hold harmless each Partner (in its capacity as such), including the General Partner, in the event such Partner becomes liable for any debt, loss, obligation or liability of the Company unless such Partner has engaged in fraud, willful misconduct, gross negligence or criminal conduct constituting a felony with respect to such debt, loss, obligation or liability.

10.3 Amendments

(a) If a vote of the holders of Interests is required by applicable law or this Agreement to amend this Agreement, or if the General Partner or the Directors determine to submit an amendment to a vote of the holders of Interests, then, other than with respect to Sections of this Agreement where a different affirmative vote is specifically required, this Agreement may be amended, after a majority of the Directors then in office have approved a resolution therefor, by the affirmative vote set forth in Section 10.10. Section 10.10 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 75% of the affected Interests then outstanding. Section 16.7 may only be amended, after a majority of Directors then in office have approved a resolution therefor, by the affirmative vote of the holders of not less than 100% of the Series A Preferred Interests then outstanding. Notwithstanding the foregoing, without the unanimous approval of all of the Partners affected thereby, no such amendment may:

(i)  require any Common Partner to make Capital Contributions in excess of its Initial Capital Contribution as of the Closing Date, require any Partner that is not a Common Partner to make additional Capital Contributions in excess of its contractual commitment or otherwise increase the liability of any Partner hereunder; or

(ii)  adversely affect distributions to such Partner; or

(iii)  modify this Section 10.3(a).

(b) Subject to the requirements of the Investment Company Act and other applicable law, notwithstanding the foregoing provisions of this Section 10.3, the Board of Directors, or the General Partner with the approval of the Board of Directors, may amend this Agreement, without the consent of any Partner, (i) to change the

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name of the Company or any class or series of Interests; (ii) to make any change that does not adversely affect the relative rights or preferences of any class or series of Interests, (iii) to conform this Agreement to the requirements of the Investment Company Act or any other applicable law; (iv) in connection with qualifying the Company to permit limited liability under the laws of any state; (v) to prevent any material and adverse effect to any Partner or the Company arising from the application of legal restrictions to any Partner, the Investment Manager or the Company, subject to the requirement that the Partners not be materially and adversely affected; (vi) to make any change that is necessary or desirable to cure any ambiguity or inconsistency, subject to the requirement that the Partners not be materially and adversely affected; (vii) to make any other changes similar to the foregoing, subject to the requirement that the Partners not be materially and adversely affected; or (viii) to make such conforming changes as may be necessary to reflect the termination of the Company and the assumption by the Parent of all of the assets and obligations of the Company to the extent not prohibited by applicable law; provided that the General Partner and the Board of Directors shall not be liable for failing to do so. Prior to entering into any amendment pursuant to this Section 10.3(b), the General Partner or the Board of Directors shall notify the Partners in writing of the material terms of such amendment. The Company may reflect in its records changes made in the composition of the Partners and their respective Capital Contributions and Interests in accordance with the provisions of this Agreement without the consent of the Partners.

(c) After any amendment to this Agreement becomes effective, the Company shall send to the Partners a copy of such amendment.

(d) Nothing contained in this Agreement shall permit the amendment of this Agreement to impair the exemption from personal liability of the Partners (other than the General Partner), Directors, officers, employees and agents of the Company and their respective Affiliates, to permit assessments upon such Partners or to permit the Company to be converted at any time from a “closed-end investment company” to an “open-end investment company” as those terms are defined by the Investment Company Act or a company obligated to repurchase shares under Rule 23c-3 of the Investment Company Act.

(e) An amendment duly adopted by the requisite vote of the Board of Directors and, if required, Partners as aforesaid, shall become effective at the time of such adoption or at such other time as may be designated by the Board of Directors or Partners, as the case may be. A certification signed by the General Partner or the Secretary setting forth an amendment and reciting that it was duly adopted by the Directors and, if required, Partners as aforesaid, or a copy of the Agreement, as amended, and executed by the General Partner or the Secretary, shall be conclusive evidence of such amendment when lodged among the records of the Company or at such other time designated by the Directors.

(f) Notwithstanding any other provision hereof, until such time as Interests are issued and outstanding, this Agreement may be terminated or amended in any respect by the affirmative vote of a majority of the Directors or by an instrument signed by a majority of the Directors then in office.

(g) Notwithstanding anything to the contrary contained herein, no holder of Interests of any class or series, other than to the extent expressly determined by the Directors with respect to Interests qualifying as preferred stock pursuant to Section 18(a) of the Investment Company Act, shall have any right to require the Company or any person controlled by the Company to purchase any of such holder’s Interests.

10.4 Merger, Consolidation, Liquidation

Subject to the provisions of the Investment Company Act and other applicable law, the Company may merge or consolidate with any other entity, or sell, lease or exchange all or substantially all of the Assets upon approval by two-thirds of the Directors then in office and the affirmative vote of not less than two-thirds of the outstanding Interests. Notwithstanding the foregoing, the Company shall automatically be merged into the Parent and terminate its existence at such time as, pursuant to receipt of no-action or other appropriate relief from the Securities and Exchange Commission or its staff, the board of directors of the Parent is able to authorize the issuance of Series S Preferred Stock of the Parent to the General Partner. Each Partner, upon becoming a Partner, consents to such termination and merger, including the exchange by each Preferred Partner of its Preferred Interests for an equivalent amount of preferred shares of the Parent having substantially similar terms and the exchange of the General Partner’s Interest for the share or shares of Series S Preferred Stock of the Parent, to the extent any consent of Partners would be required therefor. Such merger

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shall occur on the basis of the net asset value of the Common Interests, the liquidation preference of the Preferred Interests and the amount of indebtedness outstanding under the Credit Agreements and in accordance with the requirements of Rule 17a-8 under the Investment Company Act. No Partner shall have any rights of redemption or appraisal in connection with any such merger.

10.5 List of Partners

A list of the names and addresses of all Partners (to the extent known to the Company) shall be made available to any Partner or its representative for inspection and, at the Partner’s cost, copying upon written request and at reasonable times to the extent required by the Investment Company Act with respect to trusts for any purpose.

10.6 Limitations

No Partner shall have the right or power to (i) bring an action for partition against the Company; (ii) cause the termination or dissolution of the Company, except as set forth in this Agreement; or (iii) demand property other than cash with respect to any distribution and then only in accordance with the terms of this Agreement. For the avoidance of doubt, Partners shall not have the power provided for in Section 17-801 of the Delaware Act, and the Company may only be dissolved pursuant to the terms of this Agreement. Except to the extent required for a Delaware business corporation, the Partners shall have no power to vote as to whether or not a court action, legal proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Company or the Partners.

10.7 Meetings

(a) The Company may, but shall not be required to, hold annual meetings of the holders of any class or series of Interests. An annual or special meeting of Partners may be called at any time only by the Directors or by Partners in accordance with the requirements of the Investment Company Act applicable to trusts. Any meeting of Partners shall be held within or without the State of Delaware on such day and at such time as the Directors shall designate.

(b) Notice of all meetings of Partners, stating the time, place and purposes of the meeting, shall be given by the Directors by mail to each Partner of record entitled to vote thereat at its registered address, mailed at least 10 days before the meeting or otherwise in compliance with applicable law. Except with respect to an annual meeting, at which any business required by the Investment Company Act may be conducted, only the business stated in the notice of the meeting shall be considered at such meeting. Any adjourned meeting may be held as adjourned one or more times without further notice not later than 130 days after the record date. For the purposes of determining the Partners who are entitled to notice of and to vote at any meeting the Directors may, without closing the transfer books, fix a date not more than 100 days prior to the date of such meeting of Partners as a record date for the determination of the Persons to be treated as Partners of record for such purposes.

10.8 Action Without a Meeting

Any action that may be taken at a meeting of the Partners may be taken without a meeting if a consent in writing setting forth the action to be taken is signed by Partners owning not less than the minimum percentage of the Interests of the Partners that would be necessary to authorize or take such action at a meeting at which all the Partners were present and voted, and notice of the action taken is provided to each Partner. Any such written consent must be filed with the records of the meetings of the Partners.

10.9 Procedures

A Partner shall be entitled to cast votes: (a) at a meeting, in person, by written proxy or by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the commencement of the meeting; or (b) without a meeting, by a signed writing directing the manner in which its vote is to be cast, which writing must be received by the Company at or prior to the time and date on which the votes are to be counted. Except as otherwise herein specifically provided, all procedural matters relating to the holding of meetings of Partners or taking action by written consent, whether noticed or solicited by the Company or others, including, without limitation, matters relating to the date for the meeting

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or the counting of votes by written consent, the time period during which written consents may be solicited, minimum or maximum notice periods, record dates, proxy requirements and rules relating to the conduct of meetings or the tabulation of votes, shall be as reasonably established by the Directors. To the extent not otherwise provided by the Board of Directors pursuant to Section 10.10 or otherwise, the laws of the State of Delaware pertaining to the validity and use of proxies regarding the shares of business corporations shall govern the validity and use of proxies given by Partners.

10.10 Voting

(a) Partners shall have no power to vote on any matter except matters on which a vote of Interests is required by or pursuant to the Investment Company Act, a Statement of Preferences, this Agreement, the By-Laws or any resolution of the Directors. Any matter required to be submitted for approval of any of the Interests and affecting one or more classes or series shall require approval by the required vote of Interests of the affected class or classes and series voting together as a single class and, if such matter affects one or more classes or series thereof differently from one or more other classes or series thereof or from one or more series of the same class, approval by the required vote of Interests of such other class or classes or series or series voting as a separate class shall be required in order to be approved with respect to such other class or classes or series or series; provided, however, that except to the extent required by the Investment Company Act and any Statement of Preferences, there shall be no separate class votes on the election or removal of Directors or the selection of auditors for the Company. Partners of a particular class or series thereof shall not be entitled to vote on any matter that affects the rights or interests of only one or more other classes or series of such other class or classes or only one or more other series of the same class. There shall be no cumulative voting in the election or removal of Directors.

(b) The holders of one-third of the outstanding Interests of the Company on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders for purposes of conducting business on which a vote of all Partners of the Company is being taken. The holders of one-third of the outstanding Interests of a class or classes on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such class or classes for purposes of conducting business on which a vote of holders of such class or classes is being taken. The holders of one-third of the outstanding Interests of a series or series on the record date present in person or by proxy shall constitute a quorum at any meeting of the holders of such series or series for purposes of conducting business on which a vote of holders of such series or series is being taken. Interests underlying a proxy as to which a broker or other intermediary states its absence of authority to vote with respect to one or more matters shall be treated as present for purposes of establishing a quorum for taking action on any such matter only to the extent so determined by the Directors at or prior to the meeting of holders of Interests at which such matter is to be considered and shall not be treated as present for purposes of voting or any other purpose except as determined by the Directors.

(c) Subject to any provision of the Investment Company Act, any Statement of Preferences or this Agreement specifying or requiring a greater or lesser vote requirement for the transaction of any matter of business at any meeting of Partners or, in the absence of any such provision of the Investment Company Act, any Statement of Preferences or this Agreement, subject to any provision of the By-Laws or resolution of the Directors specifying or requiring a greater or lesser vote requirement, (i) the affirmative vote of a plurality (or, if provided by the By-Laws, a majority) of the Interests present in person or represented by proxy and entitled to vote for the election of any Director or Directors shall be the act of such Partners with respect to the election of such Director or Directors; (ii) the affirmative vote of a majority of the Interests present in person or represented by proxy and entitled to vote on any other matter who vote on such matter shall be the act of the Partners with respect to such matter; and (iii) where a separate vote of one or more classes or series is required on any matter, the affirmative vote of a majority of the Interests of such class or classes or series or series present in person or represented by proxy and entitled to vote on such matter who vote on such matter shall be the act of the Partners of such class or classes or series or series with respect to such matter.

(d) At any meeting of Partners, any holder of Interests entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Secretary, or with such other officer or agent of the Company as the Secretary may direct, for verification prior to the time at which such vote shall be taken. Pursuant to a resolution of a majority of the Directors, proxies may be solicited in the name of one or more Directors or one or more of the officers or employees of

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the Company. Only Partners of record shall be entitled to vote. Each .01% of the Net Asset Value of the Company shall entitle the Common Partner of record thereof to one vote and each fraction thereof shall entitle the Common Partner of record thereof to a vote equal to such fraction. Each $20,000 of the liquidation preference of a Preferred Interest shall entitle the Preferred Partner of record thereof to one vote and each fraction thereof shall entitle the Preferred Partner of record thereof to a vote equal to such fraction. When any Interest is held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Interest, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Interest. A proxy purporting to be given by or on behalf of a Partner of record on the record date for a meeting shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. If the holder of any such Interest is a minor or a person of unsound mind, and subject to guardianship or to the legal control of any other person as regards the charge or management of such Interest, he may vote by his guardian or such other person appointed or having such control, and such vote may be given in person or by proxy. The Directors shall have the authority to make and modify from time to time regulations regarding the validity of proxies. In addition to signed proxies, such regulations may authorize facsimile, telephonic, Internet and other methods of appointing a proxy that are subject to such supervision by or under the direction of the Directors as the Directors shall determine.

10.11 Removal of the General Partner

The General Partner may be removed with or without cause at any time on not less than 60 days notice by vote of either (a) the Board of Directors at a meeting called for such purpose or (b) by a majority of the Interests at a meeting called for such purpose. Upon any such removal, for purposes of determining any allocations and distributions due to the General Partners pursuant to Section 7 or 8 hereof, the Company shall be deemed to have liquidated all of its Assets at fair value as determined pursuant to the Investment Management Agreement.

SECTION 11.

ADMISSION OF ADDITIONAL PARTNERS; ASSIGNMENTS OR TRANSFERS OF INTERESTS

11.1 Admission of Additional Partners

No additional Partners will be admitted after the Closing Date, except as provided in Sections 5.2, 7.1 and 11.2.

11.2 Assignments or Transfers of Interests

(a) In no event shall all or any part of a Partner’s Interests be Transferred if such Transfer would result in there being more than 95 Partners for purposes of Treasury Regulation §1.7704-1(h), and any such purported Transfer shall be void and shall not be recognized by the Company. In no event shall all or any part of a Partner’s Preferred Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company, unless all of the conditions set forth in the applicable Statement of Preferences with respect thereto have been satisfied. In no event shall all or any part of a Partner’s Common Interests be Transferred, and any such purported Transfer shall be void and shall not be recognized by the Company or the Partners, unless all of the following conditions are satisfied:

(i)  The Transferor, if requested by the Company in its sole discretion, has delivered to the Company an opinion of counsel reasonably acceptable to the Company that such Transfer (A) would not violate the Securities Act or any state blue sky laws (including any investor suitability standards) and, (B) would not result in the breach of any agreement to which the Company is a party or by which it or any of the Assets is bound;

(ii)  The Transferor has demonstrated to the reasonable satisfaction of the Company that the Transferee is both an “accredited investor” as defined in Rule 501(a) under the Securities Act and a “qualified client” within the meaning of Rule 205-3 of the Advisers Act;

(iii)  The Transferor has demonstrated to the reasonable satisfaction of the Company that (1) either (a) the Transferee is not (and, if it is disregarded as an entity separate from its owner within the meaning

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of Treasury Regulations Section 301.7701-3(a) (a “DRE”), its owner is not), for federal income tax purposes, a partnership, trust, estate or “S Corporation” (as such terms are defined in the Code) (in each case, a “Pass-through Entity”) or (b) the Transferee (or, if the Transferee is a DRE, its owner) is, for federal income tax purposes, a Pass-through Entity but, after giving effect to such purchase of such Interest by such Transferee (or, if the Transferee is a DRE, its owner), less than 50 percent of the aggregate value of the beneficial ownership interests in the Pass-through Entity (or, if the Transferee is a DRE, its owner) is attributable to the Pass-through Entity’s ownership of Interests, and (2) such Interests have not been, and will not be, marketed on or transferred through an “established securities market” within the meaning of Section 7704(b) of the Code and any Treasury Regulations thereunder, including, without limitation, an over the counter market or an interdealer quotation system that regularly disseminates firm buy or sell quotations;

(iv)  The Company has received a notice of Transfer signed by both the Transferor and Transferee, such notice to be substantially in the form of Appendix B attached hereto (or such other document specified in the applicable Statement of Preferences); and

(v)  the Company consents in writing to such Transfer (which consent may be withheld in the Company’s reasonable discretion).

(b) Provided the foregoing conditions are met, the Transferee may become a Substituted Partner if and only if, with respect to Preferred Interests, any requirements set forth in the relevant Statement of Preferences are satisfied and, with respect to Common Interests, each of the following conditions is satisfied:

(i)  The Company has consented in writing to the substitution (which consent may be withheld in the Company’s reasonable discretion with respect to Transfers of Common Interests only if the transfer conditions described above have not been met or have not been waived);

(ii)  The Transferor and Transferee execute, acknowledge and deliver such instruments as the Company deems necessary, appropriate or desirable to effect such substitution, including the written acceptance and adoption by the Transferee of this Agreement; and

(iii)  The Transferee agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including legal fees and filing fees.

Upon the satisfaction of the conditions set forth in this Section 11.2(b), the Company shall record on the books and records of the Company the Substituted Partner as a Partner of the Company.

(c) A Transferee, legal representative or successor in interest of a Partner shall be subject to all of the restrictions upon a Partner provided in this Agreement.

(d) A Transferee of Interests who desires to make a further Transfer shall be subject to all of the provisions of this Section 11 to the same extent and in the same manner as a Partner making the initial Transfer.

(e) Notwithstanding anything to the contrary in this Agreement, the Company may elect (in the Company’s sole discretion) to treat a Transferee who has not become a Substituted Partner as a Partner in the place of the Transferor should it determine such treatment to be in the best interests of the Company.

(f) Upon the Incapacity of an individual Partner, such Partner’s personal representative or other successor in interest shall have such rights as the Incapacitated Partner possessed to constitute a successor as a Transferee of its Interests and to join with such Transferee in making application to substitute such Transferee as a Partner, all as provided in Sections 11.2(a) and (b).

(g) Upon the Incapacity of a Partner other than an individual, the authorized representative of such entity shall have such rights as such entity possessed to constitute a successor as a Transferee of its Interests and to join with such Transferee in making application to substitute such Transferee as a Partner, all as provided in Sections 11.2(a) and (b).

(h) A Person who acquires Interests or an interest therein but is not admitted to the Company as a Substituted Partner pursuant to Section 11.2(b) shall (i) in the case of a Person acquiring Common Interests or

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an interest therein who does not satisfy Section 11.2(a)(ii), obtain no rights whatsoever in the Company, such Transfer shall be void as between such Person and the Company and the Company shall have the absolute right in its sole discretion to Transfer such Common Interests to any Person who does satisfy Section 11.2(a)(ii) for such consideration as the Company deems sufficient in the circumstances and to remit to such Person who acquired such Common Interests in violation of this Agreement such portion of such consideration not in excess of 75% thereof as the Company receives in complete satisfaction of such Person’s interest in the Company and (ii) in the case of a Person acquiring Preferred Interests or an interest therein, be entitled only to the allocations and distributions with respect to such Interests in accordance with this Agreement or relevant Statement of Preferences but shall have no right to any information or accounting of the affairs of the Company and shall not have any voting or other rights of a Partner under this Agreement or relevant Statement of Preferences; provided, however, that such Person described in this clause (ii) shall be entitled to receive such information and accountings as shall be consented to by the Company, which consent shall not be unreasonably withheld. A Substituted Partner shall succeed to all the rights and be subject to all the obligations of the Transferor Partner in respect of the Interests or other interest as to which it was substituted.

SECTION 12.

POWER OF ATTORNEY

12.1 Appointment of General Partner

Each Partner, by becoming a Partner, makes, constitutes and appoints the General Partner as its true and lawful attorney-in-fact, in its name, place and stead, with full power to do any of the following:

(a)  Execute on its behalf, file and record this Agreement and all amendments to this Agreement made and otherwise approved in accordance with Section 10.3 or otherwise made in accordance with the terms of this Agreement;

(b)  Prepare, execute on its behalf, verify, file and record amendments to this Agreement made in accordance with the terms of this Agreement or to the books and records of the Company reflecting (i) a change of the name or location of the principal place of business of the Company, (ii) a change of the name or address of any Partner, (iii) the addition of Partners, (iv) the disposal by a Partner of its Interests in any manner, (v) a Person becoming or ceasing to be a Partner of the Company, (vi) the exercise by any Person of any right or rights hereunder, (vii) the correction of typographical or similar errors, (viii) any amendments made in accordance with Section 10.3, and (ix) any amendment and restatement of this Agreement reflecting such amendments;

(c)  Prepare, execute on its behalf and record any amendments to the Certificate that the Investment Manager may deem advisable or necessary;

(d)  Prepare, execute on its behalf, file and record any other agreements, certificates, instruments and other documents required to continue the Company, to admit Substituted Partners, to liquidate and dissolve the Company in accordance with Section 16, to comply with applicable law, and to carry out the purposes of clauses (a) and (b) above, to the extent consistent with this Agreement; and

(e)  Take any further action that the General Partner shall consider advisable in connection with the exercise of the authority granted in this Section 12.1.

12.2  Nature of Special Power

The power of attorney granted under this Section 12 is a special power of attorney coupled with an interest, is irrevocable and may be exercised by the General Partner by listing all of the Partners executing any agreement, certificate, instrument or document with a single signature of such attorney-in-fact acting as attorney-in-fact for all of them. The power of attorney shall survive and not be affected by the Incapacity of a Partner and shall survive and not be affected by the Transfer by a Partner of the whole or a portion of its Interests, except where the Transfer is of all of the Interests and the Transferee thereof with the consent of the Company is admitted as a Substituted Partner; provided, however, that this power of attorney shall survive such Transfer for the sole purpose of enabling any such attorney-in-fact to effect such substitution. This power

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of attorney does not supersede any part of this Agreement, nor is it to be used to deprive any Partner of its rights hereunder. It is intended only to facilitate the execution of documents and the carrying out of other procedural or ministerial functions.

SECTION 13.

BOOKS, RECORDS AND REPORTS

13.1 Books

(a) The Company shall maintain books and records required by law for the Company at its principal office, which shall be in the United States, and each Partner shall have the right to inspect, examine and copy such books and records at reasonable times and upon reasonable notice for the purposes required by the Investment Company Act relating to trusts or as authorized by the Directors or their delegate. All such books and records may be in electronic format, including the register of Partners and all capital account and accounting records. Upon the request of a Partner, the Company shall promptly deliver to the requesting Partner, at the expense of the Company, a copy of any information which the Company is required by law to so provide in paper or electronic format. Notwithstanding the foregoing inspection rights or any other provision of this Section 13, the Company shall be entitled, as and to the extent permitted by Section 17-305 of the Delaware Act, to keep confidential from the Partners all information such Partners do not have a right to obtain pursuant to the Investment Company Act.

(b) A register shall be kept at the Company or any transfer agent duly appointed by or under the direction of the Directors which shall contain the names and addresses of the Partners and the Interests held by them respectively and a record of all authorized transfers thereof. Separate registers shall be established and maintained for each class and each series of each class. Each such register shall be conclusive as to who are the holders of the Interests of the applicable class and series and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Partners. No Partner shall be entitled to receive payment of any dividend or distribution, nor to have notice given to him as herein provided, until he has given his address to a transfer agent or such other officer or agent of the Directors as shall keep the register for entry thereon. Except as otherwise provided in any Statement of Preferences, it is not contemplated that certificates will be issued for the Interests; however, the Company may authorize the issuance of certificates and promulgate appropriate fees therefor and rules and regulations as to their use.

(c) The Company shall have power to employ a transfer agent or transfer agents, and a registrar or registrars, with respect to the Interests. The transfer agent or transfer agents may keep the applicable register and record therein, the original issues and transfers, if any, of the said Interests.

(d) Interests shall be transferable on the records of the Company only by the record holder thereof or by its agent thereto duly authorized in writing, upon delivery to the Company or a transfer agent of the Company of a duly executed instrument of transfer, together with such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required, including satisfaction of any or all of the requirements of Section 11.2(a) or (b) for the addition or substitution of the Transferee as a Partner. Upon such delivery and satisfaction of such requirements the transfer shall be recorded on the applicable register of the Company. Until such record is made, the Partner of record shall be deemed to be the holder of such Interests for all purposes hereof and none of the Company, the Directors, any transfer agent or registrar or any officer, employee or agent of the Company shall be affected by any notice of the proposed transfer.

Any person becoming entitled to any Interests in consequence of the death, bankruptcy, or incompetence of any Partner, or otherwise by operation of law, shall be recorded on the applicable register of Interests as the holder of such Interests upon production of the proper evidence thereof to the Directors or a transfer agent of the Company, but until such record is made, the Partner of record shall be deemed to be the holder of such for all purposes hereof, and neither the Directors nor any transfer agent or registrar nor any officer or agent of the Company shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

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13.2 Reports

(a) The Company shall prepare and send to Partners to the extent and in the form required by the Investment Company Act and other applicable law or any exchange on which Interests are listed a report of operations containing financial statements of the Company prepared in conformity with generally accepted accounting principles and applicable law and a schedule setting forth the investments of the Company. Common Partners shall receive quarterly reports of operations.

(b) Within 60 days after the end of each Fiscal Year, the Company shall communicate in writing to each Partner (i) such information as is necessary to complete such Partner’s United States federal and state income tax or information returns and (ii) annual financial statements audited by an accounting firm of national reputation.

(c) Further, the Directors may, in their sole and absolute discretion, cause to be prepared (i) such reports or other information as may be necessary with respect to any Partner’s qualification for the benefit of any income tax treaty or provision of law reducing or eliminating any withholding or other tax or governmental charge with respect to any Assets and (ii) such other reports and financial statements of the Company as the Directors deem appropriate for informing the Partners about the operations of the Company.

The Company shall promptly distribute to the Partners notice of the occurrence of any Default or Event of Default (as defined in the Credit Agreement) under the Credit Agreement.

(d) To the extent that the Company has access thereto and in recognition of the various Partners’ obligations to comply with certain regulatory requirements, the Company will also provide to each Partner, with reasonable promptness, such other data and information concerning the Company or Company activities in response to a request by any applicable governmental or regulatory agency as from time to time a Partner may reasonably request. If the Company is bound by confidentiality obligations with respect to any information so requested, then the Company shall not be obligated to provide such information. A Partner shall, at the request of the Company, enter into a confidentiality agreement relating to such information.

SECTION 14.

VALUATION OF ASSETS AND INTERESTS

The value of the Assets of the Company, the amount of liabilities of the Company, the Net Asset Value, and the Net Asset Value of each outstanding Common Share of the Company shall be determined on each Valuation Date in accordance with GAAP and the Investment Company Act. The method of determination of Net Asset Value shall be determined by or under the supervision of the Board of Directors. The making of Net Asset Value determinations and calculations may be delegated by the Board of Directors.

SECTION 15.

BANK ACCOUNTS; CUSTODIAN

15.1 Bank Accounts Generally

Subject to the requirements of the Investment Company Act, all funds received by the Company may be deposited in one or more Custodial Accounts in the name of the Company at the Custodian. Subject to Section 15.2, disbursements therefrom may be made by the Company in conformity with the purposes of this Agreement and the requirements of the Investment Company Act. The Company may designate from time to time those Persons authorized to execute checks and other items on the Company bank accounts. The funds of the Company shall not be commingled with the funds of any other Person.

15.2 Custodian

(a) The Company shall appoint one or more Custodians to hold the Assets of the Company in one or more separately identified Custodial Accounts or multiparty arrangements in accordance with the Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement (each as defined in the Credit Agreement to the extent not defined herein) and in compliance with the requirements of the Investment Company Act and other applicable law. The Custodian

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shall at all times be responsible for the physical custody of the Assets of the Company and for the collection of interest, dividends and other income attributable to the Assets of the Company. The Company will direct the Custodian to accept settlement instructions issued by the General Partner the Investment Manager and authorized Persons in accordance with the requirements of the Investment Company Act.

(b) Nothing contained in this Agreement shall be construed to authorize or require the Board of Directors, the General Partner or the Investment Manager to take or receive physical possession of any Asset of the Company or to take any action in violation of law, it being understood that the Custodian shall solely be responsible for the safekeeping of the Assets and the consummation of all such purchases, sales and deliveries of the Assets in accordance with this Agreement and the Advisory Agreement, the Credit Agreement, any Statement of Preferences, the Custodial Agreement and the Pledge and Intercreditor Agreement and in compliance with the requirements of the Investment Company Act and other applicable law.

SECTION 16.

DISSOLUTION AND TERMINATION OF THE COMPANY

16.1 Dissolution Generally

Except as provided in this Agreement, no Partner shall have the right to cause any dissolution of the Company before expiration of its term.

16.2 Continuation of Company

The Company shall not be dissolved or terminated by the Incapacity of any Partner as such, the Transfer by any Partner of its Interests or the admission of a new or substituted Director or Partner, and the existence and business of the Company shall be continued notwithstanding the occurrence of any such event.

16.3 Events Causing Dissolution

The Company may be dissolved prior to July 31, 2016 after two-thirds of the Directors then in office have approved a resolution therefor, upon approval by Interests having at least seventy-five percent (75)% of the votes of all of the Interests outstanding on the record date for such meeting, voting as a single class except to the extent required by the Investment Company Act. Notwithstanding the foregoing, the Company shall automatically be merged into the Parent and terminate its existence at such time as, pursuant to receipt of no-action or other appropriate relief from the Securities and Exchange Commission or its staff, the board of directors of the Parent is able to so authorize, the Parent issues Series S Preferred Stock of the Parent to the General Partner or its designee. Each Partner, upon becoming a Partner, consents to such termination and merger, including the exchange by each Preferred Partner of its Preferred Interests for an equivalent amount of preferred shares of the Parent having substantially similar terms and the exchange of the General Partner’s Interest for the share or shares of Series S Preferred Stock of the Parent, to the extent any consent of Partners would be required therefor. After July 31, 2016, the Company may be dissolved upon approval of eighty percent (80%) of the Board of Directors, subject to any requirement under the Investment Company Act.

16.4 Distribution of Assets on Liquidation

(a) In liquidating the Company, the Company will make distributions in cash, in kind, or partly in cash and partly in kind as the General Partner, under the supervision of the Board of Directors, may, in its sole discretion, determine; provided, however, that any distribution made partly in cash and partly in kind shall be pro rata among the Partners in proportion to their interests to the extent reasonably practicable and if not reasonably practicable, in such non-pro rata manner as is determined by the Investment Manager, under the supervision of the Board of Directors, to be fair and equitable; provided, further, that the General Partner will use reasonable efforts to make all distributions in kind, if any, in the form of freely tradable securities. The General Partner need not distribute all of the Assets at once, but may make partial distributions and shall not be required to redeem the Preferred Interests prior to making any liquidating distribution in respect of the Common Interests so long as the Company has set aside liquid assets in excess of liabilities sufficient to pay the liquidation preference and all accumulated and unpaid distributions of the Preferred Interests.

(b) In connection with the liquidation of the Company, the Assets (after paying or otherwise providing for the claims of creditors of the Company, the Advisory Fees, claims by the Board of Directors, the General

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Partner, the Investment Manager or their respective Affiliated Persons for expenses of the Company paid by any of them, any other liabilities of the Company and reasonable reserves for any anticipated or contingent liabilities or obligations and all accumulated and unpaid distributions on Preferred Interests) shall be distributed to the Partners in accordance with Section 8.1.

16.5 Liquidation Statement

(a) Upon compliance by the Company with all applicable requirements for dissolution, the Partners shall cease to be such and the Company shall execute, acknowledge and cause to be filed a Certificate of Cancellation of the Company or other appropriate documents evidencing its dissolution and winding up.

(b) Notwithstanding anything to the contrary contained herein, if the Board of Directors has been removed or resigned and the Company has been dissolved, any Partner or other Person appointed by the Partners may act as liquidating trustee for the Company during the winding up period, and receive reasonable compensation for such activity, all as approved by the Partners holding Interests that represent a majority of the outstanding Interests.

16.6 Director’s Liability Upon Dissolution or Removal

None of the Directors shall be personally liable for the return of all or any part of the contributions of the Partners to the Company or for any other distributions to be made by the Company. Any such return or distributions shall be made solely from the Assets.

SECTION 17.

GENERAL PROVISIONS

17.1 Notices and Distributions

Except as otherwise provided herein, any notice, distribution, offer or other communication which may be given to any Partner in connection with the Company or this Agreement shall be duly given if reduced to writing and:

(a)  if to any Partner, when personally delivered, or if sent by mail, postage prepaid, overnight courier or facsimile transmission, when actually received at the last address furnished by such Partner pursuant to Section 2.3 for notice purposes at the time of such mailing, overnight courier or facsimile transmission; and

(b)  if to the Company, the General Partner or the Board of Directors, sent to 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz with a copy to the Investment Manager, 2951 28th Street, Suite 1000, Santa Monica, California 90405, Attention: Howard M. Levkowitz, personally delivered or if sent by mail, overnight courier or facsimile transmission when actually received at the address set forth above or at such other address as the Company, the General Partner or the Board of Directors, respectively, may then have specified in writing to the Company.

All distributions to the Partners shall be made to the extent practicable by wire transfer to the accounts specified by the Partners, which accounts may be changed from time to time by written notice to the Company.

17.2 Survival of Rights

This Agreement shall be binding upon and, as to permitted or accepted successors, Transferees and assigns, inure to the benefit of the Partners and the Company and their respective heirs, legatees, legal representatives, successors, Transferees and permitted assigns, in all cases whether by the laws of descent and distribution, merger, consolidation, sale of assets, operation of law, or otherwise.

17.3 Construction

The language in all parts of this Agreement shall be in all cases construed simply according to its fair meaning and not strictly for or against any Person.

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17.4 Section Headings

The captions of the sections in this Agreement are for convenience only and shall not be used in construing or interpreting this Agreement.

17.5 Agreement in Counterparts

This Agreement and any amendments hereto may be executed and delivered by facsimile and in multiple counterparts, each of which shall be deemed an original agreement and all of which shall constitute one and the same agreement, notwithstanding the fact that all Partners are not signatories to the original or the same counterpart.

17.6 Governing Law

This Agreement has been executed by or on authority of a majority of the Directors and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware, and reference shall be specifically made to the general corporation law of the State of Delaware as to the construction of matters not specifically covered herein or as to which an ambiguity exists, although such law shall not be viewed as limiting the powers otherwise granted to the Directors hereunder and any ambiguity shall be viewed in favor of such powers.

17.7 Additional Documents

Each Partner, upon the request of the Company, agrees to perform all further acts and execute, acknowledge and deliver all further documents which may be reasonably necessary, appropriate or desirable to carry out the provisions of this Agreement, including but not limited to, acknowledging before a Notary Public any signature heretofore or hereafter made by a Partner.

17.8 Severability

Should any portion or provision of this Agreement be declared illegal, invalid or unenforceable in any jurisdiction, then such portion or provision shall be deemed to be severable from this Agreement to the extent practicable while preserving the economic intention of the parties and, in any event, such illegality, invalidity or unenforceability shall not affect the remainder hereof.

17.9 Pronouns

All pronouns and defined terms and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the Persons referred to may require.

17.10 Entire Agreement

This Agreement, the Statements of Preferences adopted pursuant hereto and the Subscription Agreements executed and delivered by the Partners (i) constitute the entire Agreement of the Partners with respect to the Company and (ii) supersede all prior or contemporaneous written or oral agreements, understandings or negotiations with respect to the Company. The parties hereto acknowledge that the ability of the Partners and of the Company to take certain of the actions contemplated hereby may be limited by the terms of the Credit Agreement and the Statements of Preferences to the extent provided therein.

17.11 Arbitration

To the extent permitted by law, any dispute relating to this Agreement or the Company which cannot be amicably resolved among the parties to such dispute shall be resolved by binding arbitration conducted in Los Angeles, California in accordance with the rules of the American Arbitration Association then prevailing, and the decisions of the arbitrators shall be final and binding on all the parties. The costs of the arbitration (other than fees and expenses of counsel, which shall be the responsibility of the parties retaining such counsel) shall be allocated among the parties as determined by the arbitrator.

17.12 Waiver of Partition

Each Partner hereby irrevocably waives and forfeits any and all rights that it may have, whether arising under contract or statute or by operation of law, to maintain an action for partition of the Company or any of the Assets.

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17.13 Non-Petition Covenant

Each Partner hereby agrees not to cause the filing of a petition in bankruptcy against the Company for any reason until at least 367 days (or, if longer, the preference period then in effect under applicable federal and state law) after the termination of the Credit Agreement (without any replacement thereof).

17.14 Filing

This Agreement and any amendment (including any supplement) hereto shall be filed in such places as may be required or as the Company deem appropriate. Each amendment shall be accompanied by a certificate signed and acknowledged by an authorized Person stating that such action was duly taken in a manner provided herein, and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein. A restated Agreement, containing the original Agreement as amended by all amendments theretofore made, may be executed from time to time by an authorized Person and shall, upon insertion in the Company’s minute book, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Agreement and the various amendments thereto.

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IN WITNESS WHEREOF, the Secretary of the Company has hereunto set his hands as of the date first written above.

SECRETARY:

Elizabeth Greenwood

S-1

COMMON PARTNERS:

Those Persons subscribing for Common Interests and admitted as Partners by the General Partner:

By:	SVOF/MM, LLC
By:	Name: Title:

PREFERRED PARTNERS:

Those Persons subscribing for Series A Preferred Interests and admitted as Partners by the General Partner:

By:	SVOF/MM, LLC
By:	Name: Title:

S-2

APPENDIX A

Statement of Preferences of Series A Preferred Interests

A-1

APPENDIX B

Form of Notice of Transfer

[Date]

Special Value Continuation Partners, LP
c/o Tennenbaum Capital Partners, LLC
2951 28th St. Suite 1100,
Santa Monica, California 90405
Attention: Howard M. Levkowitz
Fax: (310) 566-1010
Tel: (310) 566-1004

Ladies and Gentlemen:

This is to advise you that [_______________] (the “Purchaser”) will purchase (contingent only upon the approval of such purchase by Special Value Continuation Partners, LP, a Delaware limited partnership (the “Company”)) in a private resale (the “Purchase”) from [___________________] (the “Seller”) [insert number or amount] of [Common Interests (the “Interests”)] issued pursuant to the Partnership Agreement of the Company dated as of [   ] (as amended, modified or supplemented from time to time, the “Partnership Agreement”). Capitalized terms used herein and not defined have the respective meanings assigned to them in the Partnership Agreement, a copy of which has been provided to the undersigned by the Seller. Seller has also provided to the Purchaser the Confidential Private Placement Memorandum, dated [   ], relating to the Interests of the Company, together with any supplements thereto (the “Confidential Private Placement Memorandum”).

The undersigned hereby irrevocably agrees, represents and warrants on behalf of the Purchaser that:

1.	The Purchaser has been provided with and has truthfully and accurately completed and returned to the Investment Manager a subscription agreement, which is attached hereto, and the representations and warranties made by the Purchaser in such subscription agreement, including, without limitation, the representations and warranties relating to the Purchaser’s status as an “accredited investor” within the meaning of Regulation D promulgated under the Securities Act and as a “qualified client” within the meaning of Rule 205-3 under the Investment Advisers Act of 1940, accurately describe the status of the Purchaser. The Purchaser understands that the Company and the Investment Manager will rely on the representations and warranties made by the Purchaser in the subscription agreement in determining the eligibility of the Purchaser to purchase the Interests.
2.	If the Purchaser resells or transfers all or any portion of the Interests, the Purchaser will obtain from each purchaser or transferee a letter containing the same representations and agreements as set forth herein and will have such purchaser or transferee complete a subscription agreement.
3.	The Purchaser (i) hereby agrees that this Transfer Certificate may be attached to the Partnership Agreement and (ii) by executing and delivering this Transfer Certificate, with the consent of the Company, hereby becomes a Substituted Partner under the Partnership Agreement and agrees to be bound by all the terms thereof.
4.	The Purchaser hereby constitutes and appoints the Investment Manager its true and lawful attorney-in-fact and agent with full power of substitution and resubstitution for the Purchaser and in its name, place and stead, in any and all capacities, to take any and all actions as are authorized by the power of attorney contained in the Partnership Agreement.

The power of attorney granted hereby shall be deemed an irrevocable special power of attorney, coupled with an interest, which the Investment Manager may exercise for the Purchaser by the signature of the Company or by listing the Purchaser as a Partner, and executing any instrument with the signature of the Company as attorney-in-fact for the Purchaser.

5.	The Purchaser agrees to bear all of the Company’s expenses and costs incurred in connection with the Transfer and substitution, including all legal fees and filing fees.

Very truly yours,

[Name of Purchaser]

By: Name: Title:	Address:

This Transfer Certificate shall constitute (i) the notice of Transfer required under subsection 11.2(a)(iv) of the Partnership Agreement and (ii) the instrument of transfer required under subsection 13.1(d) of the Partnership Agreement.

[Name of Seller]

By: Name: Title:	Address:

The undersigned, on behalf of the Company, hereby acknowledges receipt of this Transfer Certificate and acknowledges and agrees that this Transfer Certificate shall constitute the notice of Transfer required under subsection 11.2(a)(iv) of the Partnership Agreement and the instrument of transfer required under subsection 13.1(d) of the Partnership Agreement. The undersigned, on behalf of the Company, hereby consents to the Transfer which is the subject of this notice of Transfer pursuant to subsections 11.2(a)(v) and 11.2(b)(i) of the Partnership Agreement and hereby acknowledges and agrees that the Purchaser shall become a Substituted Partner under the Partnership Agreement pursuant to subsection 11.2(b) of the Partnership Agreement. The proper authorized Person of the Company will record on the books and records of the Company the Purchaser as a Partner of the Company.

By:	Tennenbaum Capital Partners, LLC, Investment Manager of Special Value Continuation Partners, LP

By: Name: Title:

Appendix C

Schedule of Partners

C-1